Exhibit 4.4

SALE AND SERVICING AGREEMENT

Dated as of ____________ __, 200__

among

CENTEX HOME EQUITY COMPANY, LLC

(Seller and Servicer)

CHEC FUNDING, LLC

(Depositor)

CENTEX HOME EQUITY LOAN TRUST 200_-__

(Trust)

and

____________________________________

(Indenture Trustee)

Centex Home Equity Loan Trust 200_-__

TABLE OF CONTENTS

                                                                                                                                         Page

ARTICLE I

DEFINITIONS

Section 1.01

Definitions.

1

Section 1.02

Other Definitional Provisions.

27

Section 1.03

Captions; Table of Contents.

28

Section 1.04

Opinions.

28

ARTICLE II

CONVEYANCE OF THE HOME EQUITY LOANS

Section 2.01

Conveyance of the Home Equity Loans.

29

Section 2.02

Representations and Warranties of the Depositor.

29

Section 2.03

Representations and Warranties of the Servicer.

31

Section 2.04

Representations and Warranties of the Seller.

34

Section 2.05

Covenants of Seller to Take Certain Actions with Respect to

the Home Equity Loans in Certain Situations.

37

Section 2.06

Sale Treatment of the Home Equity Loans and Qualified

Replacement Mortgages.

46

Section 2.07

Acceptance by Indenture Trustee; Certain Substitutions

of Home Equity Loans; Certification by Indenture Trustee.

49

Section 2.08

Custodian.

51

Section 2.09

Cooperation Procedures.

51

ARTICLE III

ADMINISTRATION AND SERVICING OF HOME EQUITY LOANS

Section 3.01

The Servicer.

52

Section 3.02

Collection of Certain Home Equity Loan Payments.

55

Section 3.03

Principal and Interest Account.

55

Section 3.04

Delinquency Advances and Servicing Advances.

57

Section 3.05

Compensating Interest; Repurchase of Home Equity Loans.

58

Section 3.06

Maintenance of Insurance.

58

Section 3.07

Reserved.

59

Section 3.08

Reserved.

59

Section 3.09

Due-on-Sale Clauses; Assumption and Substitution Agreements.

59

Section 3.10

Realization Upon Defaulted Home Equity Loans; Workout of

Home Equity Loans.

60

Section 3.11

Indenture Trustee to Cooperate; Release of Mortgage Files.

61

Section 3.12

Servicing Compensation.

63

Section 3.13

Annual Statement as to Compliance.

63

Section 3.14

[Reserved].

64

Section 3.15

Reserved.

64

Section 3.16

Assignment of Agreement.

64

Section 3.17

Inspections by Insurer; Errors and Omissions Insurance.

64

Section 3.18

Additional Servicing Responsibilities for Second Mortgage Loans.

64

Section 3.19

The Group III Home Equity Loans.

65

Section 3.20

Reserved.

65

Section 3.21

Notices of Material Events.

65

Section 3.22

Reports on Foreclosure and Abandonment of Properties.

66

ARTICLE IV

INSURER

Section 4.01

Claims upon the Insurance Policies.

66

Section 4.02

Effect of Payments by the Insurer; Subrogation.

67

Section 4.03

Replacement Insurance Policy.

67

ARTICLE V

PRIORITY OF DISTRIBUTIONS; STATEMENTS TO NOTEHOLDERS;

RIGHTS OF NOTEHOLDERS

Section 5.01

Distributions.

68

Section 5.02

Calculation of the Note Rate.

70

Section 5.03

Statements to Noteholders.

70

Section 5.04

Cross-Collateralization Reserve Accounts.

73

Section 5.05

Distribution Account.

75

Section 5.06

Investment of Accounts.

75

ARTICLE VI

THE SELLER, THE SERVICER AND THE DEPOSITOR

Section 6.01

Liability of the Seller, the Servicer and the Depositor.

76

Section 6.02

Merger or Consolidation of, or Assumption of the

Obligations of, the Seller, the Servicer or the Depositor.

77

Section 6.03

Limitation on Liability of the Servicer and Others.

77

Section 6.04

Servicer Not to Resign.

78

Section 6.05

Delegation of Duties.

78

Section 6.06

Indemnification by the Servicer.

78

ARTICLE VII

SERVICING TERMINATION

Section 7.01

Events of Servicing Termination.

79

Section 7.02

Indenture Trustee to Act; Appointment of Successor.

81

Section 7.03

Waiver of Defaults.

82

Section 7.04

Notification to Noteholders.

82

ARTICLE VIII

TERMINATION

Section 8.01

Termination.

83

ARTICLE IX

MISCELLANEOUS PROVISIONS

Section 9.01

Amendment.

84

Section 9.02

Recordation of Agreement.

86

Section 9.03

Duration of Agreement.

86

Section 9.04

Governing Law.

86

Section 9.05

Notices.

86

Section 9.06

Severability of Provisions.

86

Section 9.07

No Partnership.

87

Section 9.08

Counterparts.

87

Section 9.09

Successors and Assigns.

87

Section 9.10

Headings.

87

Section 9.11

Indenture Trustee.

87

Section 9.12

Reports to Rating Agencies.

87

Section 9.13

Inconsistencies Among Transaction Documents.

88

Section 9.14

Rights of the Insurer to Exercise Rights of Noteholders.

88

ARTICLE X

EXCHANGE ACT REPORTING

Section 10.01

Filing Obligations.

88

Section 10.02

Form 10-D Filings.

88

Section 10.03

Form 8-K Filings.

89

Section 10.04

Form 10-K Filings.

89

Section 10.05

Sarbanes-Oxley Certification.

90

Section 10.06

Form 15 Filing.

91

Section 10.07

Report on Assessment of Compliance and Attestation.

91

Section 10.08

Use of Subservicers and Subcontractors.

92

Section 10.09

Amendments.

93

EXHIBITS

EXHIBIT A-1

Home Equity Loan Schedule for Group I

EXHIBIT A-2

Home Equity Loan Schedule for Group II

EXHIBIT A-3

Home Equity Loan Schedule for Group III

[EXHIBIT B

Form of List of Servicing Officers]

[EXHIBIT C

Form of Monthly Statement to Noteholders]

[EXHIBIT D

Reserved]

[EXHIBIT E

Reserved]

[EXHIBIT F

Reserved]

[EXHIBIT G

Form of Notes]

[EXHIBIT H

Reserved]

[EXHIBIT I

Reserved]

[EXHIBIT J

Reserved]

[EXHIBIT K

Specimens of Insurance Policies]

[EXHIBIT L

Reserved]

EXHIBIT M

Form of List of Item 1119 Parties

EXHIBIT N 1

Form of Performance Certification (Indenture Trustee)

EXHIBIT N 2

Form of Performance Certification (Subservicer)

EXHIBIT O

Form of Servicing Criteria to be Addressed in Assessment of

Compliance Statement

EXHIBIT P

Form of Sarbanes-Oxley Certification

This Sale and Servicing Agreement (the "Agreement") is entered into effective as of ____________________, among CENTEX HOME EQUITY LOAN TRUST 200_-__, a Delaware business trust (the "Trust"), CENTEX HOME EQUITY COMPANY, LLC, a Delaware limited liability company, formerly Centex Credit Corporation d/b/a Centex Home Equity Corporation, a Nevada corporation ("Centex") as seller (the "Seller") and as servicer (the "Servicer"), CHEC FUNDING, LLC, a Delaware limited liability company, as depositor (the "Depositor"), and ____________________, a ____________ banking corporation, as Indenture Trustee on behalf of the Noteholders (in such capacity, the "Indenture Trustee").

PRELIMINARY STATEMENT

WHEREAS, the Seller desires to sell to the Depositor, the Depositor desires to purchase from the Seller and to sell to the Trust, and the Trust desires to purchase from the Depositor a pool of Home Equity Loans, divided into three separate loan groups, which were originated by the Seller in the ordinary course of business of the Seller; and

WHEREAS, the Servicer is willing to service such Home Equity Loans in accordance with the terms of this Agreement;

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01  Definitions.

Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

Account: Any of the Principal and Interest Account, the Distribution Account, the Group I Cross-Collateralization Reserve Account, the Group II Cross-Collateralization Reserve Account or Group III Cross-Collateralization Reserve Account.

Adjustment Date: As to each adjustable-rate Home Equity Loan, each date on which the related Coupon Rate is subject to adjustment, as provided in the related Mortgage Note.

Administration Agreement: The Administration Agreement dated as of __________ among the Trust, the Administrator, the Indenture Trustee and Centrex.

Administrator: _______________________.

Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

Agreement: This Sale and Servicing Agreement and all amendments hereof and supplements hereto.

Annual Loss Percentage (Rolling Twelve Month): As of any date of determination thereof, a fraction, expressed as a percentage, the numerator of which is the aggregate of the Realized Losses as of the last day of the calendar month of each Remittance Period for the twelve immediately preceding Remittance Periods and the denominator of which is the aggregate of the Principal Balances as of the first day of the first such Remittance Period.

Appraised Value: The appraised value of any Mortgaged Property based upon the appraisal made at the time of the origination of the related Home Equity Loan, or, in the case of a Home Equity Loan which is a purchase money mortgage or with respect to which the Mortgaged Property was sold within 12 months preceding the time of origination, the sales price of the Mortgaged Property, if such sales price is less than such appraised value.

Assignment of Mortgage: With respect to any Mortgage, an assignment, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to reflect the sale of the Mortgage to the Indenture Trustee, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Home Equity Loans secured by Mortgaged Properties located in the same jurisdiction.

Authorized Officer: With respect to any Person, any officer of such Person who is authorized to act for such Person in matters relating to this Agreement, and whose action is binding upon such Person; with respect to the Indenture Trustee, Depositor, the Seller and the Servicer, initially including those individuals whose names appear on the lists of Authorized Officers delivered at the Closing; with respect to the Indenture Trustee, any officer assigned to the Corporate Trust Department (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement.

Available Funds: As to any Distribution Date and Group, the sum of (A) the Monthly Remittance Amount; (B) Insured Payments, if any, in respect of such Group; (C) the amount of any Cross-Collateralization Payment in respect of the other Groups and Distribution Date; (D) any Delinquency Advances made during the related Remittance Period; (E) the proceeds of any liquidation of the Trust Estate; and (F) any Termination Price with respect to the related Home Equity Loans deposited to the Distribution Account pursuant to Section 8.01(b).

Available Funds Cap: With respect to any Interest Period and any Distribution Date, a rate per annum equal to the fraction, expressed as a percentage, the numerator of which is an amount equal to (i) the product of (A) the weighted average of the Net Coupon Rates (net of the Minimum Spread) of the Home Equity Loans in Group III (by outstanding principal balance) at the beginning of the related Remittance Period, and (B) the aggregate Principal Balance of the Home Equity Loans in Group III as of the beginning of the Remittance Period), minus (ii) the product of (A) the Class A-3 Note Rate and (B) the Outstanding Note Principal Balance before giving effect to payments of principal on such Distribution Date, and the denominator of which is the outstanding Outstanding Note Principal Balance before giving effect to payments of principal on such Distribution Date such rate, as calculated on the basis of a 360 day year and the actual number of days elapsed in the related Interest Period.

Base O/C Amount: With respect to any Distribution Date and Group, an amount equal to the product of (x) the related Base O/C Percentage and (y) the Cut-Off Date Principal Balance for such Group.

Base O/C Percentage: With respect to Group I, ___%, with respect to Group II, ___% and with respect to Group III, __%.

BIF: The Bank Insurance Fund, as from time to time constituted, created under the Financial Institutions Reform, Recovery and Enhancement Act of 1989, or if at any time after the execution of this instrument the Bank Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

Book-Entry Note: Any Note registered in the name of the Depository or its nominee, ownership of which is reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository).

Business Day: Any day other than a Saturday, Sunday or a day on which commercial banking institutions in New York, New York, Dallas, Texas, the State of Maryland, the city in which the Corporate Trust Office of ______________________ is located, the city in which the Insurer is located, or, with respect to the obligations of the Custodian hereunder, the State of California, are authorized or obligated by law or executive order to be closed.

Business Trust Statute: Chapter 38 of Title 12 of the Delaware Code, 12 Del. Codess. 3801 et seq., as the same may be amended from time to time.

Class: With respect to each of the Class A-1 Notes, Class A-2 Notes and Class A-3 Notes, all of the Notes of such Class.

Class A-1 Interest Rate Cap: For any Distribution Date, as of the related Monthly Remittance Date, a rate per annum equal to the weighted average of the Net Coupon Rates on the Home Equity Loans in Group I as of the beginning of the related Remittance Period.

Class A-1 Note: Any Class A-1 Note executed by the Trust and authenticated by the Indenture Trustee substantially in the form set forth in Exhibit ______ hereto.

Class A-1 Note Rate: For any Distribution Date and the applicable Interest Period, the lesser of (A) in any month up to and including the month in which the Clean-Up Call Date occurs, ___% per annum, and ___% thereafter; and (B) the Class A-1 Interest Rate Cap.

Class A-2 Interest Rate Cap: For any Distribution Date, as of the related Monthly Remittance Date, a rate per annum equal to the weighted average of the Net Coupon Rates on the Home Equity Loans in Group II as of the beginning of the related Remittance Period.

Class A-2 Note: Any Class A-2 Note executed by the Trust and authenticated by the Indenture Trustee substantially in the form set forth in Exhibit _______ hereto.

Class A-2 Note Rate: For any Distribution Date and the applicable Interest Period, the lesser of (A) in any month up to and including the month in which the Clean-Up Call Date occurs, __% per annum, and ___% thereafter; and (B) the Class A-2 Interest Rate Cap.

Class A-3 Note: Any Class A-3 Note executed by the Trust and authenticated by the Indenture Trustee substantially in the form set forth in Exhibit _______ hereto.

Class A-3 Note Rate: For any Distribution Date and the applicable Interest Period, the lesser of the Class A-3 Formula Rate and (B) the Available Funds Cap.

Class A-3 Formula Rate: For any Distribution Date and the applicable Interest Period, the sum of (A) One-Month LIBOR and (B) in any month up to and including the month in which the Clean-Up Call Date occurs, __% per annum, and __% per annum thereafter.

Clean-Up Call Date: The first Monthly Remittance Date on which the aggregate outstanding principal balances of the Home Equity Loans as of the close of business on the last day of the immediately preceding Remittance Period has declined to 10% or less of the Maximum Collateral Amount.

Closing Date: _____________, 200_.

Code: The Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

Combined Loan-to-Value Ratio or CLTV: With respect to any Home Equity Loan, the sum of the original principal balance of such Home Equity Loan and the outstanding principal balance of the First Lien, if any, as of the date of origination of the Home Equity Loan, divided by the Appraised Value.

Compensating Interest: As to any Distribution Date, the amount calculated pursuant to Section 3.05.

Corporate Trust Office: The principal office of the Indenture Trustee at which at any particular time its corporate business shall be administered, which office on the Closing Date is located at ________________________.

Coupon Rate: The rate of interest borne by each Mortgage Note from time to time.

Cram Down Loss: With respect to a Home Equity Loan, if a court of appropriate jurisdiction in an insolvency proceeding shall have issued an order reducing the Principal Balance of such Home Equity Loan, the amount of such reduction. A "Cram Down Loss" shall be deemed to have occurred on the date of issuance of such order.

Cross-Collateralization Payment: For any Distribution Date and Group, subject to Section 5.04(d), the lesser of (a) the sum of (i) the Excess Available Funds in respect of such Group and Distribution Date and (ii) amounts withdrawn from the Cross-Collateralization Reserve Account for such Group and Distribution Date pursuant to Sections 5.04(b) and (c), and (b) the sum of (i) any Interest Deficiency, (ii) any Insurer Reimbursement Deficiency and (iii) any Undercollateralization Amount, in each case for such Distribution Date and with respect to the other Groups.

Cross-Collateralization Reserve Account: Any of the Group I Cross-Collateralization Reserve Account, Group II Cross-Collateralization Reserve Account or Group III Cross-Collateralization Account established pursuant to Section 5.04.

Cross-Collateralization Reserve Deposit: For any Group and Distribution Date, the lesser of (a) Remaining Excess Available Funds, and (b) the product of (x) the excess of (i) the Required Cross-Collateralization Reserve Amount for such Group over (ii) the amount on deposit in the Cross-Collateralization Reserve Account for such Group and (y) a fraction, the numerator of which is the Remaining Excess Available Funds for such Group and Distribution Date and the denominator of which is the aggregate Remaining Excess Available Funds for all Groups for such Distribution Date.

Cross-Collateralization Reserve Release Amounts: For any Group and Distribution Date, the product of (x) the excess, if any, of (a) the aggregate amount on deposit in the Cross-Collateralization Reserve Account for all Groups on such Distribution Date, as reduced by amounts withdrawn from such Cross-Collateralization Reserve Accounts pursuant to Sections 5.04(b) and (c) for such Distribution Date, over (b) the Required Aggregate Cross-Collateralization Reserve Amount for all Groups on such Distribution Date and (y) a fraction, the numerator of which is the amount on deposit in the Cross-Collateralization Reserve Account for such Group on such Distribution Date, as reduced by amounts withdrawn from such Cross-Collateralization Reserve Account pursuant to Sections 5.04(b) and (c) for such Distribution Date and the denominator of which is the amount calculated pursuant to subclause (a) of clause (x) above.

Cumulative Loss Percentage: As of any date of determination thereof, the aggregate of all Realized Losses since the Startup Day as a percentage of the Maximum Collateral Amount.

Cumulative Uncovered Losses: For any Group and Distribution Date, the sum of Uncovered Losses in respect of such Group for such Distribution Date and all prior Distribution Dates.

Curtailment: With respect to a Home Equity Loan, any payment of principal received during a Remittance Period as part of a payment that is in excess of the amount of the Monthly Payment due for such Remittance Period and which is not intended to satisfy the Home Equity Loan in full, nor is intended to cure a delinquency or to be applied for subsequent Monthly Payments as and when the same come due pursuant to directions from the Mortgagor to such effect.

Custodial Agreement: The Custodial Agreement dated as of _____________ between the Custodian and the Indenture Trustee.

Custodian: The Indenture Trustee.

Custodial Fee: The fees and expenses as set forth in the Custodial Agreement.

Cut-Off Date: The opening of business on ________________, 200_.

Cut-Off Date Pool Principal Balance: $____________

Cut-Off Date Principal Balance: With respect to any Home Equity Loan, the unpaid principal balance thereof as of the Cut-Off Date (or as of the applicable date of substitution with respect to a Qualified Replacement Mortgage pursuant to Section 2.03 or 2.06).

Deficiency Excess: As defined in Section 5.04(c).

Definitive Notes: As defined in the Indenture.

Delinquency Advance: As defined in Section 3.04(a) hereof.

Delinquency Percentage: With respect to a Group, the rolling three month average of the percentage equivalent of a fraction, the numerator of which is (x) the sum of the aggregate principal balances of all Home Equity Loans in such Group which are (i) at or over 90 Days Delinquent, (ii) in bankruptcy and at or over 90 Days Delinquent, (iii) in foreclosure or (iv) relating to REO Properties, and the denominator of which is (y) the Group Principal Balance of such Group.

Delinquent: A Home Equity Loan is "Delinquent" if any payment due thereon is not made by the Mortgagor by the close of business on the related Due Date. A Home Equity Loan is "30 days Delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month) then on the last day of such immediately succeeding month. Similarly for "60 days Delinquent," "90 days Delinquent" and so on.

Depositor: CHEC Funding, LLC, a Delaware limited liability company, or its successors.

Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of (i) Class A-1 Notes evidencing $__________ in initial aggregate principal amount of the Class A-1 Notes, (ii) Class A-2 Notes evidencing $____________ in initial aggregate principal amount of the Class A-2 Notes, and (iii) Class A-3 Notes evidencing $______________ in initial aggregate principal amount of the Class A-3 Notes. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the UCC of the State of New York.

Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

Determination Date: The 15th day of each month, or if such day is not a Business Day, on the preceding Business Day, commencing in _______________.

Distributable Excess Spread: As to any Distribution Date and Group, the lesser of (i) the Excess Spread for such Distribution Date and Group and (ii) the excess, if any, of the Specified O/C Amount for such Distribution Date and Group over the O/C Amount in respect of such Group on such date before giving effect to the application of Distributable Excess Spread in respect of such Group on such Distribution Date.

Distribution Account: The account established by the Indenture Trustee pursuant to Section 5.05. The Distribution Account shall be an Eligible Account.

Distribution Date: Any date on which the Indenture Trustee is required to make distributions to the Owners, which shall be the 25th day of each month or if such day is not a Business Day, the next Business Day thereafter, commencing in the month following the Startup Day. The first Distribution Date will be _________ ___, 200_.

Due Date: With respect to any Home Equity Loan, the date on which the Monthly Payment with respect to such Home Equity Loan is required to be paid pursuant to the related Mortgage Note exclusive of any days of grace.

Eligible Account: A segregated trust account that is (i) maintained with a depository institution whose debt obligations at the time of any deposit therein have the highest short-term debt rating by the Rating Agencies and whose accounts are fully insured by either the SAIF or the BIF of the Federal Deposit Insurance Corporation established by such fund with a minimum long-term unsecured debt rating of "A2" by Moody's and "A" by Standard & Poor's, and which is any of (A) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (B) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (C) a national banking association duly organized, validly existing and good standing under the federal banking laws, (D) a principal subsidiary of a bank holding company, and in each case of (A)-(D) above, approved in writing by the Insurer; (ii) a segregated trust account maintained with the corporate trust department of a federal or state chartered depository institution or trust company, having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity; or (iii) otherwise acceptable to each Rating Agency and the Insurer as evidenced by a letter from each Rating Agency and the Insurer to the Owner Trustee and the Indenture Trustee, without reduction or withdrawal of the then current ratings of the Notes, without regard to any Insurance Policy.

Eligible Investments: One or more of the following (excluding any callable investments purchased at a premium):

(i)

direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided that such obligations are backed by the full faith and credit of the United States;

(ii)

repurchase agreements on obligations specified in clause (i) maturing not more than three months from the date of acquisition thereof, provided that the short-term unsecured debt obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating category (which is "A-1+" for Standard & Poor's and "P-1" for Moody's);

(iii)

certificates of deposit, time deposits and bankers' acceptances (which, if Moody's is a Rating Agency, shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days) of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the unsecured short-term debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by Moody's and Standard & Poor's in its highest unsecured short-term debt rating category;

(iv)

commercial paper (having original maturities of not more than 90 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by Standard & Poor's and Moody's in their highest short-term rating categories;

(v)

short term investment funds ("STIFS") sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by Standard & Poor's and Moody's in their respective highest rating category of long term unsecured debt;

(vi)

interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time as the interest is held in such fund has a rating of "Aaa" by Moody's and either "AAAm" or "AAAm-G" by Standard & Poor's; and

(vii)

other obligations or securities that are acceptable to each Rating Agency and the Insurer as an Eligible Investment hereunder and will not result in a reduction in the then current rating of the Notes, as evidenced by a letter to such effect from such Rating Agency and the Insurer and with respect to which the Servicer has received confirmation that, for tax purposes, the investment complies with each proviso set forth below in the last clause of this definition;

provided that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described hereunder may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to its stated maturity.

ERISA: Employee Retirement Income Security Act of 1974, as amended.

Event of Servicing Termination: As defined in Section 7.01.

Excess Available Funds: With respect to any Payment Date and Group, the amount of Available Funds in respect of such Group remaining after distributions are made in respect of such Group pursuant to Sections 5.01(a)(i)-(vi).

Excess O/C Amount: As to any Distribution Date and Group, the amount by which (i) the O/C Amount for such Distribution Date and Group exceeds (ii) the Specified O/C Amount for such Distribution Date and Group.

Excess Spread: With respect to any Distribution Date and Group, the excess, if any, of (a) Available Funds (other than the portion thereof in respect of any related Cross-Collateralization Payment) for such Distribution Date and Group over (b) the aggregate of amounts required to be distributed in respect of such Group pursuant to subclauses (i) through (iv) of Section 5.01(a) herein on such Distribution Date.

FHLMC: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended, or any successor thereof.

Final Certification: As defined in Section 2.07(c) hereof.

Final Distribution Date: The Distribution Date in _________________.

Final Recovery Determination: With respect to any defaulted Home Equity Loan or REO Property (other than a Home Equity Loan purchased by the Seller, the Depositor or the Servicer), a determination made by the Servicer that all recoveries which the Servicer, in its reasonable business judgment expects to be finally recoverable in respect thereof have been so recovered or that the Servicer believes in its reasonable business judgment the cost of obtaining any additional recoveries therefrom would exceed the amount of such recoveries. The Servicer shall maintain records of each Final Recovery Determination.

First Lien: With respect to any Home Equity Loan that is a second priority lien, the home equity loan or home equity loans relating to the corresponding Mortgaged Property having a first priority lien to such Home Equity Loan.

First Mortgage Loan: A Home Equity Loan which constitutes a first priority mortgage lien with respect to any Property.

Fiscal Agent: As defined in the Insurance Policies.

FNMA: The Federal National Mortgage Association, a federally-chartered and privately-owned corporation existing under the Federal National Mortgage Association Charter Act, as amended, or any successor thereof.

FNMA Guide: FNMA's Servicing Guide, as the same may be amended by FNMA from time to time.

Group: Any of Group I, Group II or Group III.

Group Principal Balance: With respect to any date of determination and Group, the aggregate of the Principal Balances of all Home Equity Loans in such Group on such date.

Group I: With respect to the Home Equity Loans, the pool of Home Equity Loans identified in the related Schedule of Home Equity Loans as having been assigned to Group I, including any Qualified Replacement Mortgage delivered in replacement thereof.

Group I Cross-Collateralization Reserve Account: The account in respect of Group I established by the Indenture Trustee pursuant to Section 5.04 hereof. The Group I Cross-Collateralization Reserve Account shall be an Eligible Account.

Group I Interest Remittance Amount: As of any Monthly Remittance Date, the sum, without duplication, of (i) all interest paid during the related Remittance Period with respect to the Home Equity Loans in Group I (net of the Group I Servicing Fees), (ii) all Compensating Interest paid by the Servicer on such Monthly Remittance Date with respect to Group I, (iii) the portions of the Loan Purchase Prices and the Substitution Amount relating to interest on the Home Equity Loans in Group I paid by the Seller or Servicer on or prior to such Monthly Remittance Date and (iv) the interest portion of all Net Liquidation Proceeds actually collected by the Servicer with respect to such Home Equity Loans in Group I during the related Remittance Period.

Group I Monthly Remittance Amount: As of any Monthly Remittance Date, the sum of (i) the Group I Interest Remittance Amount for such Monthly Remittance Date and (ii) the Group I Principal Remittance Amount for such Monthly Remittance Date.

Group I Principal Remittance Amount: As of any Monthly Remittance Date, the sum, without duplication, of (i) the principal actually collected by the Servicer with respect to Home Equity Loans in Group II during the related Remittance Period, (ii) the outstanding principal balance of each such Home Equity Loan in Group II that was purchased from the Indenture Trustee on or prior to such Monthly Remittance Date, to the extent such outstanding principal balance was actually deposited in the Principal and Interest Account, (iii) any Substitution Amounts relating to principal delivered by the Seller in connection with a substitution of a Home Equity Loan in Group II, to the extent such Substitution Amounts were actually deposited in the Principal and Interest Account on or prior to such Monthly Remittance Date, (iv) the principal portion of all Net Liquidation Proceeds actually collected by the Servicer with respect to such Home Equity Loans in Group II during the related Remittance Period (to the extent such Net Liquidation Proceeds related to principal) and (v) the amount of investment losses required to be deposited pursuant to Section 3.03(b).

Group I Servicing Fee: With respect to any Home Equity Loan in Group I and each Remittance Period, an amount retained by the Servicer as compensation for servicing and administration duties relating to such Home Equity Loan pursuant to Section 3.12 and equal to one month's interest at 0.50% per annum of the then outstanding principal balance of such Home Equity Loan as of the first day of each Remittance Period payable on a monthly basis; provided, however, that if a successor Servicer is appointed pursuant to Section 7.02 hereof, the Group I Servicing Fee shall be the amount as agreed upon by the Indenture Trustee, the Insurer and the successor Servicer, and the per annum rate at which the Group I Servicing Fee is calculated shall not exceed 0.50% per annum.

Group II: With respect to the Home Equity Loans, the pool of Home Equity Loans identified in the related Schedule of Home Equity Loans as having been assigned to Group II, including any Qualified Replacement Mortgage delivered in replacement thereof.

Group II Cross-Collateralization Reserve Account: The account in respect of Group II established by the Indenture Trustee pursuant to Section 5.04 hereof. The Group II Cross-Collateralization Reserve Account shall be an Eligible Account.

Group II Interest Remittance Amount: As of any Monthly Remittance Date, the sum, without duplication, of (i) all interest paid during the related Remittance Period with respect to the Home Equity Loans in Group II (net of the Group II Servicing Fees), (ii) all Compensating Interest paid by the Servicer on such Monthly Remittance Date with respect to Group II, (iii) the portions of the Loan Purchase Prices and the Substitution Amount relating to interest on the Home Equity Loans in Group II paid by the Seller or Servicer on or prior to such Monthly Remittance Date and (iv) the interest portion of all Net Liquidation Proceeds actually collected by the Servicer with respect to such Home Equity Loans in Group II during the related Remittance Period.

Group II Monthly Remittance Amount: As of any Monthly Remittance Date, the sum of (i) the Group II Interest Remittance Amount for such Monthly Remittance Date and (ii) the Group II Principal Remittance Amount for such Monthly Remittance Date.

Group II Principal Remittance Amount: As of any Monthly Remittance Date, the sum, without duplication, of (i) the principal actually collected by the Servicer with respect to Home Equity Loans in Group II during the related Remittance Period, (ii) the outstanding principal balance of each such Home Equity Loan in Group II that was purchased from the Indenture Trustee on or prior to such Monthly Remittance Date, to the extent such outstanding principal balance was actually deposited in the Principal and Interest Account, (iii) any Substitution Amounts relating to principal delivered by the Seller in connection with a substitution of a Home Equity Loan in Group II, to the extent such Substitution Amounts were actually deposited in the Principal and Interest Account on or prior to such Monthly Remittance Date, (iv) the principal portion of all Net Liquidation Proceeds actually collected by the Servicer with respect to such Home Equity Loans in Group II during the related Remittance Period (to the extent such Net Liquidation Proceeds related to principal) and (v) the amount of investment losses required to be deposited pursuant to Section 3.03(b).

Group II Servicing Fee: With respect to any Home Equity Loan in Group II, an amount retained by the Servicer as compensation for servicing and administration duties relating to such Home Equity Loan pursuant to Section 3.12 and equal to one month's interest at 0.50% per annum of the then outstanding principal balance of such Home Equity Loan as of the first day of each Remittance Period payable on a monthly basis, provided, however, that if a successor Servicer is appointed pursuant to Section 7.02 hereof, the Group II Servicing Fee shall be such amount as agreed upon by the Indenture Trustee, the Insurer and the successor Servicer, and the per annum rate at which the Group II Servicing Fee is calculated shall not exceed 0.50% per annum.

Group III: With respect to the Home Equity Loans, the pool of Home Equity Loans identified in the related Schedule of Home Equity Loans as having been assigned to Group III, including any Qualified Replacement Mortgage delivered in replacement thereof.

Group III Cross-Collateralization Reserve Account: The account in respect of Group III established by the Indenture Trustee pursuant to Section 5.04 hereof. The Group III Cross-Collateralization Reserve Account shall be an Eligible Account.

Group III Interest Remittance Amount: As of any Monthly Remittance Date, the sum, without duplication, of (i) all interest paid during the related Remittance Period with respect to the Home Equity Loans in Group III (net of the Group III Servicing Fee), (ii) all Compensating Interest paid by the Servicer on such Monthly Remittance Date with respect to Group III and (iii) the portion of the Loan Purchase Prices and Substitution Amount relating to interest on the Home Equity Loans in Group III paid by the Seller or the Servicer on or prior to such Monthly Remittance Date and (iv) the interest portion of all Net Liquidation Proceeds actually collected by the Servicer with respect to the Home Equity Loans in Group III during the related Remittance Period.

Group III Monthly Remittance Amount: As of any Monthly Remittance Date, the sum of (i) the Group III Interest Remittance Amount for such Monthly Remittance Date and (ii) the Group III Principal Remittance Amount for such Monthly Remittance Date.

Group III Principal Remittance Amount: As of any Monthly Remittance Date, the sum, without duplication, of (i) the principal actually collected by the Servicer with respect to Home Equity Loans in Group III during the related Remittance Period, (ii) the outstanding principal balance of each such Home Equity Loan in Group III that was purchased from the Indenture Trustee on or prior to such Monthly Remittance Date, to the extent such outstanding principal balance was actually deposited in the Principal and Interest Account, (iii) any Substitution Amounts relating to principal delivered by the Seller in connection with a substitution of a Home Equity Loan in Group III, to the extent such Substitution Amounts were actually deposited in the Principal and Interest Account on or prior to such Monthly Remittance Date, (iv) the principal portion of all Net Liquidation Proceeds actually collected by the Servicer with respect to such Home Equity Loans in Group III during the related Remittance Period (to the extent such Net Liquidation Proceeds related to principal) and (v) the amount of investment losses required to be deposited pursuant to Section 3.03(b).

Group III Servicing Fee: With respect to any Home Equity Loan in Group III, an amount retained by the Servicer as compensation for servicing and administration duties relating to such Home Equity Loan pursuant to Section 3.12 and equal to one month's interest at 0.50% per annum of the then outstanding principal balance of such Home Equity Loan as of the first day of each Remittance Period payable on a monthly basis, provided, however, that if a successor Servicer is appointed pursuant to Section 7.02 hereof, the Group III Servicing Fee shall be such amount as agreed upon by the Indenture Trustee, the Insurer and the successor Servicer, and the per annum rate at which the Group III Servicing Fee is calculated shall not exceed 0.50% per annum.

Guaranteed Principal Distribution Amount: With respect to any Distribution Date (other than the Final Distribution Date) and a Class of Notes, the amount, if any, by which the Note Principal Balance of such Class of Notes exceeds the sum of (i) the related Group Principal Balance as of the end of the related Remittance Period (after giving effect to all payments of principal on such Notes on such Distribution Date pursuant to Section 5.01(a) hereof). With respect to the Final Distribution Date and a Class of Notes, the outstanding Note Principal Balance of such Class of Notes (after giving effect to all payments of principal on such Notes on such Final Distribution Date pursuant to Section 5.01(a) hereof).

Home Equity Loans: Such home equity loans transferred and assigned to the Trust pursuant to Section 2.01 hereof together with any Qualified Replacement Mortgages substituted therefor in accordance with this Agreement, as from time to time are held as a part of the Trust Estate, the Home Equity Loans originally so held being identified in the Schedules of Home Equity Loans. The term "Home Equity Loan" includes the terms "First Mortgage Loan" and "Second Mortgage Loan". The term "Home Equity Loan" includes any Home Equity Loan which is Delinquent, which relates to a foreclosure or which relates to a Mortgaged Property which is REO Property prior to such REO Property's disposition by the Trust. Any home equity loan which, although intended by the parties hereto to have been, and which purportedly was, transferred and assigned to the Trust by the Depositor, in fact was not transferred and assigned to the Trust for any reason whatsoever, including, without limitation, the incorrectness of the statement set forth in Section 2.05(b)(x) hereof with respect to such home equity loan, shall nevertheless be considered a "Home Equity Loan" for all purposes of this Agreement.

Indenture: The Indenture, dated as of ______________, between the Issuer and the Indenture Trustee.

Indenture Trustee: _____________________, an ___________ banking corporation, as Indenture Trustee under the Indenture or any successor indenture trustee under the Indenture appointed in accordance with such agreement.

Indenture Trustee Fee: With respect to any Distribution Date and Group, the greater of (i) the sum of (a) 1/12 of the product of (1) the Indenture Trustee Fee Rate and (2) the Group Principal Balance of the Home Equity Loans in such Group as of the end of the second preceding Remittance Period (or, in the case of the first Distribution Date, as of the Cut-Off Date) and (b) any Custodial Fees in respect of such Group to the extent not paid by the Servicer, or (ii) an amount equal to the product of (a) $1,000 and (b) the percentage obtained by dividing the aggregate Group Principal Balance of such Group by the aggregate Pool Principal Balance, in each case as of the end of the second preceding Remittance Period (or, in the case of the first Distribution Date, as of the Cut-Off Date).

Indenture Trustee Fee Rate: The per annum rate at which the Indenture Trustee Fee is calculated, which is an amount equal to ______% per annum.

Indenture Trustee's Statement to Noteholders: As defined in Section 5.03.

Insurance Agreement: The Insurance Agreement dated as of __________ among the Indenture Trustee, the Seller, the Servicer, the Depositor and the Insurer, including any amendments and supplements thereto in accordance with the terms thereof.

Insurance Policy: For each Class of Notes, the Financial Guaranty Insurance Policy No. ________, No. _________ or No. _________, respectively, and all endorsements thereto, if any, each dated the Closing Date, issued by the Insurer for the benefit of the Holders of the relevant Class or Notes, copies of which are attached hereto as Exhibit ____, ____ or ____ hereto.

Insured Payment: With respect to any Distribution Date and Class of Notes, an amount equal to the sum of the (i) the Guaranteed Principal Distribution Amount for such Distribution Date and Class of Notes and (ii) the amount, if any, by which the aggregate of the Interest Distributions with respect to the Notes for such Distribution Date and Class of Notes exceeds the amount on deposit in the Distribution Account available to be distributed therefor on such Distribution Date, including Cross-Collateralization Payments, if any.

Insurer: ______________________, a stock insurance company organized and created under the laws of the State of _________, or any successor thereto.

Insurer Default: For an Insurance Policy, (i)  Any failure and continuance of such failure of the Insurer to make a payment required under an Insurance Policy in accordance with its terms; (ii) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Insurer in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, rehabilitation, reorganization or other similar law, or (B) a decree or order adjudging the Insurer as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, rehabilitation, arrangement, adjustment or composition of or in respect of the Insurer under any applicable United States federal or state law, or appointing a custodian, receiver, liquidator, rehabilitator, assignee, trustee, sequestrator or other similar official of the Insurer or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in each case in effect for a period of 60 consecutive days; or (iii) the commencement by the Insurer of a voluntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated as bankrupt or insolvent, or the consent by the Insurer to the entry of a decree or order for relief in respect of the Insurer in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Insurer, or the filing by the Insurer of a petition or answer or consent seeking reorganization or relief under any applicable United States federal or state law, or the consent by the Insurer to the filing of such petition or to the appointment of or the taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Insurer or of any substantial part of its property, or the making by the Insurer of an assignment for the benefit of its creditors, or the failure by the Insurer to pay debts generally as they become due, or the admission by the Insurer in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Insurer in furtherance of any such action.

Insurer Reimbursement Deficiency: With respect to any Distribution Date and Group, the amount by which the Available Funds for such Group (applied in the order described in Section 5.01(a)) is insufficient to pay amounts payable to the Insurer under the Insurance Agreement as reimbursement for prior draws on the applicable Insurance Policy, including interest thereon, in respect of such Group and Distribution Date.

Interest Carryover Shortfall: With respect to any Distribution Date and each Class of Notes, the amount by which the related Interest Distribution for such Class for the preceding Distribution Date exceeded the amount of interest that was actually distributed to such Class on such preceding Distribution Date.

Interest Deficiency: With respect to any Distribution Date and Group, the amount by which the Available Funds for such Group (applied in the order described in Section 5.01(a)) is insufficient to pay the Interest Distribution for the related Class of Notes on such Distribution Date.

Interest Distribution: With respect to any Distribution Date and each Class of Notes, the sum of (a) the related Monthly Interest Distributable Amount for such Class, for such Distribution Date, and (b) any related Outstanding Interest Carryover Shortfall for such, for such Distribution Date.

Interest Index Carryover: As of any distribution date for any Class A-3 Note, the sum of (A) the excess of (1) the amount of interest the Notes would otherwise be entitled to receive on the Distribution Date had the rate not been limited by the Available Funds Cap over (2) the amount of interest payable on the applicable Notes at the Available Funds Cap for the Distribution Date and (B) the Interest Index Carryover for all previous distribution dates not previously paid to the applicable class of noteholders (including any interest accrued thereon at the applicable note rate).

Interest Period: As of any Distribution Date, (A) for each of the Class A-1 and Class A-2 Notes, the calendar month deemed to consist of 30 days and immediately preceding the month in which the Distribution Date occurs; and (B) for the Class A-3 Notes, the period commencing on the immediately preceding Distribution Date (or the Closing Date, in the case of the first Distribution Date) to and including the day prior to the current Distribution Date. All calculations of interest on the Class A-1 and Class A-2 Notes will be made on the basis of a 360-day year assumed to consist of twelve 30-day months. All calculations of interest on the Class A-3 Notes will be made on the basis of the actual number of days elapsed in the related Interest Period, and a year of 360 days.

Issuer: Centex Home Equity Loan Trust 200_-__.

LIBOR Business Day: means any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York or in the city of London, England are required or authorized by law to be closed.

Liquidated Loan: A Home Equity Loan as to which a Final Recovery Determination has been made.

Liquidation Proceeds: With respect to any Liquidated Loan, all amounts (including the proceeds of any Home Equity Loan Insurance Policy) recovered by the Servicer in connection with such Liquidated Loan, whether through trustee's sale, foreclosure sale or otherwise.

Loan Purchase Price: With respect to any Home Equity Loan purchased from the Trust on or prior to a Monthly Remittance Date pursuant to Section 2.04, 2.05, 2.07 or 3.05 hereof, an amount equal to the outstanding principal balance of such Home Equity Loan as of the date of purchase (assuming that the Monthly Remittance Amount remitted by the Servicer on such Monthly Remittance Date has already been remitted), plus all accrued and unpaid interest on such Home Equity Loan at the Coupon Rate to but not including the date of such purchase together with (without duplication) the aggregate amounts of (i) all unreimbursed Delinquency Advances and Servicing Advances theretofore made with respect to such Home Equity Loan, (ii) all Delinquency Advances which the Servicer has theretofore failed to remit with respect to such Home Equity Loan and (iii) all reimbursed Delinquency Advances and Servicing Advances to the extent that reimbursement is not made from the Mortgagor.

Loan-to-Value Ratio: As of any particular date (i) with respect to any First Mortgage Loan, the percentage obtained by dividing the Appraised Value into the original principal balance of the Mortgage Note relating to such First Mortgage Loan and (ii) with respect to any Second Mortgage Loan, the percentage obtained by dividing the Appraised Value as of the date of origination of such Second Mortgage Loan into an amount equal to the sum of (a) the remaining principal balance of the Senior Lien relating to such First Mortgage Loan as of the date of origination of the related Second Mortgage Loan and (b) the original principal balance of the Mortgage Note relating to such Second Mortgage Loan.

Majority Noteholder: With respect to each Class of Notes, the Holder or Holders of Notes of such Class representing at least 51% of the aggregate Note Principal Balance of such Class. With respect to all the Notes, the Holder or Holders of Notes representing at least 51% of the aggregate Note Principal Balance of all Classes of Notes.

Manufactured Home: A unit of manufactured housing, including all accessions thereto, securing the indebtedness of the Mortgagor under the related Home Equity Loan treated as real estate under applicable state law.

Maximum Collateral Amount: ______________ outstanding principal balance of Home Equity Loans on the Cut-Off Date.

Maximum Rate: With respect to any Home Equity Loan in Group III, means the maximum rate at which interest may accrue on such Home Equity Loan.

Minimum Rate: With respect to each Home Equity Loan in Group III, the minimum Coupon Rate permitted over the life of such Home Equity Loan.

Minimum Spread: A percentage per annum equal to ____% for Distribution Dates which occur prior to ___________ and equal to _____% for Distribution Dates which occur in __________ or thereafter.

Monthly Interest Distributable Amount: As to any Distribution Date and each Class of Notes, interest at the related Note Rate that accrued during the related Interest Period on the Note Principal Balance thereof immediately prior to such Distribution Date.

Monthly Payment: With respect to a Home Equity Loan, the scheduled monthly payment of principal and/or interest required to be made by a Mortgagor on such Home Equity Loan.

Monthly Payment: With respect to any Home Equity Loan and any Remittance Period, the payment of principal, if any, and interest due on the Due Date in such Remittance Period pursuant to the related Note.

Monthly Principal Distributable Amount: as of any Distribution Date with respect to a Class of Notes, an amount with respect to the immediately preceding Remittance Period, and to the extent of Available Funds, equal to the sum of (A) all collections allocable to principal with respect to the applicable Group, whether through prepayment or liquidation of Mortgaged Properties, repurchased Home Equity Loans, or otherwise; (B) the Principal Balance of any Home Equity Loan that became a Liquidated Loan during the Remittance Period immediately preceding such Distribution Date; and (C) the Distributable Excess Spread.

Monthly Remittance Amount: The sum of the Group I Monthly Remittance Amount, the Group II Monthly Remittance Amount and the Group III Monthly Remittance Amount.

Monthly Remittance Date: The 18th day of each month, or if such day is not a Business Day, on the preceding Business Day, commencing in _____________ _____.

Moody's: Moody's Investors Service, Inc., or any successor thereto.

Mortgage: The mortgage, deed of trust or other instrument creating a first or second lien on an estate in fee simple interest in real property securing a Home Equity Loan.

Mortgage File: The documents delivered to the Custodian pursuant to Section 2.06(b) hereof pertaining to a particular Home Equity Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

Mortgage Note: With respect to a Home Equity Loan, the promissory note pursuant to which the related Mortgagor agrees to pay the indebtedness evidenced thereby which is secured by the related Mortgage.

Mortgaged Property or Property: The underlying property, including any real property and improvements thereon, securing a Home Equity Loan.

Mortgagor: With respect to any Home Equity Loan, the obligor or obligors under the related Mortgage Note.

Mortgagor: The obligor on a Note.

Net Coupon Rate: With respect to any Home Equity Loan in a Group, means a rate per annum equal to the Coupon Rate of such Home Equity Loan minus the sum of (i) the rate at which the Servicing Fee accrues, (ii) the rate at which the Indenture Trustee Fee accrues, (iii) the rate at which the Owner Trustee Fee accrues, and (iv) the applicable Premium Amount (expressed as a per annum percentage of the aggregate Principal Balance of the Home Equity Loans in the applicable Group).

Net Liquidation Proceeds: As to any Liquidated Loan, Liquidation Proceeds net of expenses incurred by the Servicer (including unreimbursed Servicing Advances) in connection with the liquidation of such Home Equity Loan and unreimbursed Delinquency Advances relating to such Home Equity Loan. In no event shall Net Liquidation Proceeds with respect to any Liquidated Loan be less than zero.

90-Day Delinquent Loan: With respect to any Determination Date, all REO Properties and each Home Equity Loan, with respect to which any portion of a Monthly Payment is, as of the last day of the prior Remittance Period, three months (calculated from Due Date with respect to such Home Equity Loan to Due Date) or more past due (without giving effect to any grace period).

90+ Delinquency Percentage (Rolling Three Month): With respect to any Determination Date, the average of the percentage equivalents of the fractions determined for each of the three immediately preceding Remittance Periods (or such fewer number of Remittance Periods since the Cut-Off Date, in the case of the first three Determination Dates) the numerator of each of which is equal to the sum of (without duplication) (i) the aggregate Principal Balance of 90-Day Delinquent Loans, (ii) the aggregate outstanding principal balance of Home Equity Loans in foreclosure and (iii) the aggregate outstanding principal balance of Home Equity Loans relating to REO Properties as of the end of such Remittance Period and the denominator of which is the Principal Balance of all of the Home Equity Loans as of the end of such Remittance Period.

Nonrecoverable Advance: With respect to any Home Equity Loan for which a Final Recovery Determination has been made, any Delinquency Advance previously made and not reimbursed from proceeds on the related Home Equity Loan or otherwise hereunder which the Servicer has determined, in good faith business judgment, as evidenced by an Officer's Certificate delivered to the Insurer and the Indenture Trustee no later than the Business Day following such determination, would not be ultimately recovered.

Note: Any of the Class A-1, Class A-2 or Class A-3 Notes, or, where the context requires, a Mortgage Note.

Note Owner or Owner: The Person who is the beneficial owner of a Book-Entry Note.

Note Principal Balance: With respect to any date of determination and each Class of Notes, (a) the Original Note Principal Balance of such Class less (b) the aggregate of amounts distributed as principal to the Noteholders of such Class on previous Distribution Dates.

Note Rate: The Class A-1 Note Rate, the Class A-2 Note Rate, or the Class A-3 Note Rate, as applicable.

Note Register and Note Registrar: As defined in the Indenture.

Noteholder or Holder: The Person in whose name a Note is registered in the Note Register, except that, solely for the purpose of giving any consent, direction, waiver or request pursuant to this Agreement, (x) any Note registered in the name of the Seller or the Depositor, or any Person actually known to a Responsible Officer of the Indenture Trustee to be an Affiliate of the Seller or the Depositor, (y) any Note for which the Seller or the Depositor, or any Person actually known to a Responsible Officer of the Indenture Trustee to be an Affiliate of the Seller or the Depositor is the Note Owner shall be deemed not to be outstanding (unless to the actual knowledge of a Responsible Officer of the Indenture Trustee (i) the Seller or the Depositor, or such Affiliate, is acting as trustee or nominee for a Person who is not an Affiliate of the Seller or the Depositor and who makes the voting decision with respect to such Note or (ii) the Seller or the Depositor, or such Affiliate, is the Note Owner of all the Notes) and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect any such consent, direction, waiver or request has been obtained and (z) the Insurer shall be deemed to be the owner of 100% of the Notes so long as no Insurer Default is then continuing.

O/C Amount: As to any Distribution Date and Group, the excess, if any, of (a) the Group Total Balance of such Group as of the close of business on the last day of the related Remittance Period over (b) the Note Principal Balance of the related Class of Notes (after giving effect to amounts available in respect of the related Monthly Principal Distributable Amount for such Distribution Date).

O/C Deficiency Amount: For any Group and Distribution Date, the excess, if any, of (a) the Specified O/C Amount for such Group and Distribution Date, over (b) the O/C Amount for such Group and Distribution Date (after giving effect to distributions of principal, including Cross-Collateralization Payments, for such Group and Distribution Date).

O/C Reduction Amount: As to any Distribution Date and Group, an amount equal to the lesser of (i) the Excess O/C Amount for such Distribution Date and Group and (ii) the Monthly Principal Distributable Amount for such Distribution Date and Group.

Officer's Certificate: A certificate signed by any Authorized Officer of any Person delivering such certificate and delivered to the Indenture Trustee and the Insurer.

One-Month LIBOR: means, with respect any Interest Period, an amount established by the Indenture Trustee equal to the rate for United States dollar deposits for one month which appears on the display designated as page 3750 on the Telerate Service or a successor page as of 11:00 A.M., London time, on the second LIBOR Business Day prior to the first day of the related Interest Period. If the rate does not appear on that page, the rate will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by three major banks in the London interbank market, selected by the servicer, as of 11:00 A.M., London time, on the determination date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the principal amount of the notes then outstanding. The Indenture Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by two or more major banks in New York City, selected by the servicer after consultation with the Indenture Trustee, as of 11:00 A.M., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the principal amount of the notes then outstanding. If no such quotations can be obtained, the rate will be one-month LIBOR for the prior distribution date.

Opinion of Counsel: A written Opinion of Counsel acceptable, in form and substance, to the Indenture Trustee, and in the case of opinions delivered to any of the Insurer or the Rating Agencies, reasonably acceptable, in form and substance, to such party.

Original Aggregate Principal Balance: The aggregate Principal Balances of all Home Equity Loans as of the Cut-Off Date, which is $_______________________.

Original Note Principal Balance: For the A-1 Notes, $__________; for the A-2 Notes, $________; and for the A-3 Notes, $____________.

Original Trust Agreement: shall mean the Trust Agreement dated as of _________ between ____________ and ________________, a ________ banking corporation.

Outstanding Interest Carryover Shortfall: With respect to any Distribution Date and each Class of Notes, the amount of Interest Carryover Shortfall for such Distribution, plus one month's interest thereon, at the related Note Rate, to the extent permitted by law.

Owner Trustee: ______________________, as owner trustee under the Trust Agreement, and any successor owner trustee under the Trust Agreement appointed in accordance with the terms thereof.

Owner Trustee Fee: With respect to any Distribution Date and Group, a monthly fee equal to the product of (a) 1/12 of $________ and (b) the percentage obtained by dividing the aggregate Group Principal Balance of such Group by the aggregate Pool Principal Balance in each case as of the end of the second preceding Remittance Period (or, in the case of the first Distribution Date, as of the Cut-Off Date).

Ownership Interest: The Transferor Interest issued pursuant to the Trust Agreement.

Paying Agent: Any paying agent appointed pursuant to the Indenture.

Percentage Interest: As to a Class of Notes and any date of determination, the percentage obtained by dividing the principal denomination of such Class by the aggregate of the principal denominations of all the Notes of such Class.

Person: Any individual, corporation, partnership, joint venture, limited partnership, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Pool Principal Balance: With respect to any date of determination, the aggregate of the Principal Balance of all Home Equity Loans.

Preference Event: As defined in Section 4.01(c).

Premium Amount: The premium payable to the Insurer pursuant to the Insurance Agreement.

Prepayment: Any payment of principal of a Home Equity Loan which is received by the Servicer in advance of the scheduled due date for the payment of such principal and which is not accompanied by an amount of interest representing the full amount of scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment, Substitution Amounts, the portion of the purchase price of any Home Equity Loan purchased from the Trust pursuant to Section 2.04, 2.05, 2.07 or 3.05 hereof representing principal and the proceeds of any Home Equity Loan Insurance Policy which are to be applied as a payment of principal on the related Home Equity Loan shall be deemed to be Prepayments for all purposes of this Agreement.

Preservation Expenses: Expenditures made by the Servicer in connection with a foreclosed Home Equity Loan prior to the liquidation thereof, including, without limitation, expenditures for real estate property taxes, hazard insurance premiums, property restoration or preservation.

Principal and Interest Account: The principal and interest account created by the Servicer pursuant to Section 3.03 hereof.

Principal Balance: As to any Home Equity Loan and any day, other than a Liquidated Loan, the Cut-Off Date Principal Balance, minus all collections credited against the Principal Balance of any such Home Equity Loan in accordance with the related Mortgage Note. For purposes of this definition, a Liquidated Loan shall be deemed to have a Principal Balance equal to the Principal Balance of the related Home Equity Loan immediately prior to the final recovery of related Liquidation Proceeds and a Principal Balance of zero following the end of the Remittance Period in which such Home Equity Loan becomes a Liquidated Loan.

Principal Distribution: With respect to any Distribution Date (other than the Final Distribution Date) and each Class of Notes, the excess of (A) the Monthly Principal Distributable Amount for such Distribution Date and such Class of Notes over (B) the related O/C Reduction Amount for such Distribution Date and such Class of Notes; provided, however, that the Principal Distribution shall not exceed the Note Principal Balance of such Class. The "Principal Distribution" on the Final Distribution Date for a Class of Notes will equal the Note Principal Balance of such Class as of such Distribution Date.

Principal Remittance Amount: The Group I Principal Remittance Amount, the Group II Principal Remittance Amount, or the Group III Principal Remittance Amount.

Prohibited Transaction: "Prohibited Transaction" shall have the meaning set forth from time to time in the definition thereof at Section 860F(a)(2) of the Code (or any successor statute thereto) and applicable to the Trust.

Prospectus: The base prospectus of the Depositor dated ___________________.

Prospectus Supplement: The prospectus supplement dated __________________, relating to the offering of the Notes.

Qualified Mortgage: The meaning set forth from time to time in the definition thereof at Section 860G(a)(3) of the Code (or any successor statute thereto) and applicable to the Trust.

Qualified Replacement Mortgage: A Home Equity Loan substituted for another pursuant to Section 2.04, 2.05 and 2.07(b) hereof, which (i) has a Coupon Rate at least equal to the Coupon Rate of the Home Equity Loan being replaced; (ii) is of the same or better property type or is a single family dwelling and the same or better occupancy status or is a primary residence as the Home Equity Loan being replaced, (iii) shall mature no later than the final scheduled distribution date with respect to the related Home Equity Group, (iv) has a Loan-to-Value Ratio as of the Replacement Cut-Off Date no higher than the Loan-to-Value Ratio of the replaced Home Equity Loan at such time, (v) shall be of the same or higher credit quality classification (determined in accordance with the Seller's credit underwriting guidelines set forth in the Seller's underwriting manual) as the Home Equity Loan which such Qualified Replacement Mortgage replaces, (vi) shall be a First Mortgage Loan if the Home Equity Loan which such Qualified Replacement Mortgage replaces was a First Mortgage Loan and shall be a First Mortgage Loan or Second Mortgage Loan if the Home Equity Loan which such Qualified Replacement Mortgage replaces was a Second Mortgage Loan, (vii) has an outstanding principal balance as of the related Replacement Cut-Off Date equal to or less than the outstanding principal balance of the replaced Home Equity Loan as of such Replacement Cut-Off Date, (viii) shall not provide for a "balloon" payment if the related Home Equity Loan did not provide for a "balloon" payment (and if such related Home Equity Loan provided for a "balloon" payment, such Qualified Replacement Mortgage shall have an original maturity of not less than the original maturity of such related Home Equity Loan), (ix) shall be a fixed rate Home Equity Loan if the Home Equity Loan being replaced is in Group I or Group II or an adjustable rate Home Equity Loan if the Home Equity Loan being replaced is in Group III, (x) satisfies the criteria set forth from time to time in the definition thereof at Section 860G(a)(4) of the Code (or any successor statute thereto) and applicable to the Trust, (xi) satisfies the representations and warranties set forth in Section 2.04(b) hereof, (xii) shall not be 30 days or more delinquent and (xiii) if such Home Equity Loan being replaced is in the Group III, shall adjust based on the same index, have no lower margin, have the same interval between adjustment dates and have a maximum Coupon Rate no lower than, and a minimum Coupon Rate no lower than the Home Equity Loan being replaced. In the event that one or more home equity loans are proposed to be substituted for one or more Home Equity Loans, the Insurer may allow the foregoing tests to be met on a weighted average basis or other aggregate basis acceptable to the Insurer, as evidenced by a written approval delivered to the Indenture Trustee by the Insurer, except that the requirements of clauses (i), (iii), (iv), (ix), (x), (xi) and (xii) hereof must be satisfied as to each Qualified Replacement Mortgage.

Rating Agencies: Collectively, Moody's and Standard & Poor's.

Realized Loss: As to any Liquidated Loan (or, in the case of a Cram Down Loss a Home Equity Loan that is not a Liquidated Loan), the amount (not less than zero), if any, by which (A) the sum of (x) the Principal Balance thereof as of the date of liquidation, (y) the amount of accrued but unpaid interest thereon and (z) the amount of any Cram Down Loss with respect thereto is in excess of (B) the Net Liquidation Proceeds, if any, realized thereon applied in reduction of such Principal Balance.

Ratings: The ratings initially assigned to the Notes by the Rating Agencies, as evidenced by letters from the Rating Agencies.

Record Date: With respect to (i) any Distribution Date and each of the Class A-1 and Class A-2 Notes, the last Business Day of the calendar month immediately preceding the calendar month in which such Distribution Date occurs and (ii) any Distribution Date and the Class A-3 Notes, the Business Day immediately preceding such Distribution Date, or if Definitive Notes have been issued, the last Business Day of the calendar month immediately preceding the calendar month in which such Distribution Date occurs.

Registration Statement: The Registration Statement filed by the Depositor with the Securities and Exchange Commission (Registration Number ___-________), including all amendments thereto and including the Prospectus and Prospectus Supplement relating to the Notes.

Regulation AB:  Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

Reimbursement Amount: With respect to each Group and any Distribution Date, (i) all amounts owing to the Insurer for draws on any Insurance Policy paid by the Insurer, or any other amounts owed under the Insurance Agreement, including, without limitation, any unpaid Premium Amount relating to such Distribution Date or any earlier Distribution Date, plus (ii) interest on such amounts as specified in the Insurance Agreement. The Insurer shall notify the Indenture Trustee, the Depositor and the Seller in writing of the amount of any Reimbursement Amount.

Remaining Excess Available Funds: For any Group and Distribution Date, the excess of Excess Available Funds for such Group over the Cross-Collateralization Payment made from such Group.

Remittance Period: With respect to each Monthly Remittance Date, Determination Date or Distribution Date, as applicable, the calendar month immediately preceding such Monthly Remittance Date, Determination Date or Distribution Date, as applicable.

REO Property: A Property acquired by the Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Home Equity Loan.

Replacement Cut-Off Date: With respect to any Qualified Replacement Mortgage, the opening of business of the first day of the calendar month in which such Qualified Replacement Mortgage is conveyed to the Trust.

Required Aggregate Cross-Collateralization Reserve Amount: For any Distribution Date, the lesser of (a) the sum of Cumulative Uncovered Losses for each Group for such Distribution Date and (b) the O/C Deficiency Amount for each Group for such Distribution Date after the application of funds on deposit to each of such accounts pursuant to Section ____ of the Insurance Agreement on such Distribution Date.

Required Cross-Collateralization Reserve Amount: For any Group and Distribution Date, the lesser of (a) Cumulative Uncovered Losses for the other Groups and Distribution Date, and (b) the O/C Deficiency Amount for the other Groups and Distribution Date after application of funds on deposit in such account pursuant to the Section ____ of the Insurance Agreement on such Distribution Date.

Responsible Officer: With respect to the Indenture Trustee, any officer assigned to the corporate trust group (or any successor thereto), including any vice president, assistant vice president, trust officer, assistant secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement. When used with respect to the Seller or Servicer, the President or any Vice President, Assistant Vice President, Treasurer, Assistant Treasurer or any Secretary or Assistant Secretary.

SAIF: The Savings Association Insurance Fund, as from time to time constituted, created under the Financial Institutions Reform, Recovery and Enforcement Act of 1989, or if at any time after the execution of this instrument the Savings Association Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

Schedule of Home Equity Loans: The schedules of Home Equity Loans with respect to the Home Equity Loans listing each Home Equity Loan to be conveyed on the Startup Day. Such Schedule of Home Equity Loans shall identify each Home Equity Loan by the Servicer's loan number, borrower's name and address (including the state and zip code) of the Property and shall set forth as to each Home Equity Loan the lien status thereof, the Loan-to-Value Ratio and the Principal Balance as of the Cut-Off Date, the Coupon Rate thereof, the original loan balance thereof, the current scheduled monthly payment of principal and interest and the maturity date of the related Note, the property type, occupancy status, Appraised Value and the original term-to-maturity thereof and whether or not such Home Equity Loan (including related Note) has been modified and in the case of the Group III Home Equity Loans, the Maximum Rate, the Minimum Rate and the next adjustment date. The Schedule of Home Equity Loans will be delivered to the Custodian via electronic transmission in a mutually acceptable format between the Custodian and the Servicer, with a hard copy attached to the Mortgage Files when they are delivered.

Second Mortgage Loan: A Home Equity Loan which constitutes a second priority mortgage lien with respect to the related Property.

Securities Act: The Securities Act of 1933, as amended.

Seller: Centex, as seller under this Agreement, or its successors.

Senior Lien: With respect to any Second Mortgage Loan, the home equity loan relating to the corresponding Property having a first priority lien.

Servicer: Centex and its permitted successors and assigns.

Servicer Loss Test: The Servicer Loss Test for any period set out below is satisfied, if the Cumulative Loss Percentage for such period does not exceed the percentage set out for such period below (provided, that for purposes of the Servicer Loss Test, Realized Losses attributable solely to Cram Down Losses should be excluded from the calculation of Cumulative Loss Percentage):

Period	Cumulative Loss Percentage
_________ ____ - _________ _____	____%
_________ ____ - _________ _____	____%
_________ ____ - _________ _____	____%
_________ ____ - _________ _____	____%
_________ ____ - _________ _____	____%
_________ ____ and thereafter	____%

Servicer Termination Test: The Servicer Termination Test is satisfied for any date of determination thereof, if (w) the Servicer's Tangible Net Worth is at least the greater of (a) $___________ and (b) the amount required pursuant to any credit facility of the Servicer, (x) the 90+ Delinquency Percentage (Rolling Three Month) is less than or equal to ___%, (y) the Servicer Loss Test is satisfied and (z) the Annual Loss Percentage (Rolling Twelve Month) for the twelve month period immediately preceding the date of determination thereof is not greater than ___%.

Servicing Advance: As defined in Section 3.04 hereof.

Servicing Certificate: A certificate completed and executed by a Servicing Officer on behalf of the Servicer.

Servicing Fee: The Group I Servicing Fee, the Group II Servicing Fee, or the Group III Servicing Fee, as the context may require.

Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Home Equity Loans whose name and specimen signature appear on a list of servicing officers furnished to the Indenture Trustee (with a copy to the Insurer) by the Servicer on the Closing Date, as such list may be amended from time to time, initially set forth in Exhibit B hereto.

60-Day Delinquent Loan: With respect to any Determination Date, all REO Properties and each Home Equity Loan, with respect to which any portion of a Monthly Payment is, as of the last day of the prior Remittance Period, two months (calculated from Due Date with respect to such Home Equity Loan to Due Date) or more past due (without giving effect to any grace period).

Specified O/C Amount: With respect to any Distribution Date and each Group set forth in Exhibit ____ hereto.

Standard & Poor's: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

Startup Day: _______________.

Subservicer: Any Person with whom the Servicer has entered into a Subservicing Agreement and who satisfies the requirements set forth in Section 7.02 and in respect of the qualification of a Subservicer.

Subservicing Agreement: Any agreement between the Servicer and any Subservicer relating to subservicing and/or administration of certain Home Equity Loans as provided in Section 3.01(a), a copy of which shall be delivered, along with any modifications thereto, to the Indenture Trustee and the Insurer.

Substitution Amount: As defined in Section 2.04 hereof.

Tangible Net Worth: Shall mean the difference between: (A) the tangible assets of the Seller or Servicer, as applicable, and its Affiliates calculated in accordance with GAAP, as reduced by adequate reserves in each case where a reserve is appropriate; and (B) all indebtedness, including subordinated debt, of the Seller or Servicer, as applicable, and its Affiliates; provided, however, that (i) intangible assets such as patents, trademarks, trade names, copyrights, licenses, good will, organization costs, advances or loans to, or receivables from directors, officers, employees or affiliates, prepaid assets, amounts relating to covenants not to compete, pension assets, deferred charges or treasury stock of any securities unless the same are readily marketable in the United States of America or are entitled to be used as a credit against federal income tax liabilities, shall not be included in the calculation of (A) above, (ii) securities included as tangible assets shall be valued at their current market price or costs, whichever is lower and (iii) any write-up in book value of any assets shall not be taken into account.

Termination Price: With respect to Section 8.01 hereof, and on any date of determination thereof, an amount equal to the sum of (w) the greater of (i) 100% of the aggregate outstanding principal balances of the Home Equity Loans as of such date of determination less amounts remitted to the Principal and Interest Account representing collections of principal on the Home Equity Loans during the current Remittance Period, and (ii) the greater of (A) the aggregate outstanding Note Principal Balance of the Notes and (B) the fair market value of such Home Equity Loans (disregarding accrued interest), (x) one month's interest on such amount (calculated at the Adjusted Certificate Rate), (y) all Reimbursement Amounts and (z) the sum of the aggregate amount of any unreimbursed Delinquency Advances, Servicing Advances, Compensating Interest and any Delinquency Advances which the Servicer has theretofore failed to remit.

Transaction Documents: This Agreement, the Insurance Agreement, the Insurance Policies, the Notes, the Custodial Agreement, the Administration Agreement, the Trust Agreement and the Indenture.

Transferor: The Depositor, or any such permitted holder of the Transferor Interest.

Transferor Interest: The Transferor Interest issued pursuant to the Trust Agreement.

Transition Expenses: All actual and reasonable costs associated with the transfer of servicing from the predecessor servicer, including, without limitation, any costs or expenses associated with the complete transfer of servicing data and any completion, manipulation or correction of servicing data required by the Indenture Trustee to correct any errors or insufficiency therein or otherwise to enable the Indenture Trustee to service the Home Equity Loans properly and effectively.

[Trigger Event: As defined in Section ____ of the Insurance Agreement.]

Trust: The trust created by the Trust Agreement.

Trust Agreement: The Original Trust Agreement as amended and restated by the Amended and Restated Trust Agreement dated as of _________, among the Seller, the Depositor and the Owner Trustee.

Trust Estate: As defined in the Trust Agreement.

UCC: The Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.

Uncovered Loss: For any Group and Distribution Date, the excess, if any, of (i) the O/C Amount as of the prior Distribution Date for such Group, over (ii) the O/C Amount as of the current Distribution Date for such Group (after giving effect to distributions of principal, excluding Cross-Collateralization Payments, but before giving effect to any O/C Reduction Amount, in each case for such Group and current Distribution Date).

Undercollateralization Amount: As to any Distribution Date and Group, the amount by which the aggregate Note Principal Balance of the Notes in the related Class of Notes (after giving effect to distributions in respect of principal on such Notes, other than any portion thereof in respect of Cross-Collateralization Payments and Insured Payments, on such Distribution Date) exceeds the Group Principal Balance at the end of the related Remittance Period.

Underwriter: ________________________

Section 1.02  Other Definitional Provisions.

(a)

Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Indenture and the Trust Agreement, as applicable.

(b)

All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(c)

As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

(d)

The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

(e)

The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine genders of such terms.

(f)

Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

Section 1.03  Captions; Table of Contents.

The captions or headings in this Agreement and the Table of Contents are for convenience only and in no way define, limit or describe the scope and intent of any provisions of this Agreement.

Section 1.04  Opinions.

Each opinion with respect to the validity, binding nature and enforceability of documents or Notes may be qualified to the extent that the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law) and may state that no opinion is expressed on the availability of the remedy of specific enforcement, injunctive relief or any other equitable remedy. Any opinion required to be furnished by any Person hereunder must be delivered by counsel upon whose opinion the addressee of such opinion may reasonably rely, and such opinion may state that it is given in reasonable reliance upon an opinion of another, a copy of which must be attached, concerning the laws of a foreign jurisdiction. Any opinion delivered hereunder shall be addressed to the Rating Agencies, the Insurer and the Indenture Trustee.

ARTICLE II

CONVEYANCE OF THE HOME EQUITY LOANS

Section 2.01  Conveyance of the Home Equity Loans.

The Seller hereby bargains, sells, conveys, assigns and transfers to the Depositor, in trust, without recourse and for the exclusive benefit of the Owners of the Notes and the Insurer, all of its right, title and interest in and to any and all benefits accruing from (a) the Home Equity Loans, which the Depositor will cause to be delivered to the Custodian on behalf of the Indenture, together with the related Home Equity Loan documents and the Depositor's interest in any Property, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Indenture in the Distribution Account and the Cross-Collateralization Reserve Accounts, together with investment earnings on such amounts and such amounts as may be held in the name the Indenture in the Principal and Interest Account, if any, inclusive of investment earnings thereon, whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer), and (c) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, flood insurance, hazard insurance and title insurance policy relating to the Home Equity Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Notes as specified herein. In addition to the foregoing, the Depositor shall cause the Insurer to deliver the three Insurance Policies to the Indenture Trustee for the benefit of the Owners of the Notes of each Class.

The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trust, without recourse, all the right, title and interest of the Depositor in and to the Trust Estate.

The Indenture Trustee acknowledges such sale, accepts the trusts hereunder in accordance with the provisions hereof and the Indenture Trustee agrees to perform the duties herein to the best of its ability to the end that the interests of the Owners may be adequately and effectively protected.

Section 2.02  Representations and Warranties of the Depositor.

The Depositor hereby represents, warrants and covenants to the Indenture Trustee and the Insurer that as of the Startup Day:

(a)

The Depositor is a limited liability company duly formed and validly existing under the laws of the State of Delaware, is in compliance with the laws of each state in which any Property or the Depositor is located or doing business and is in good standing in each jurisdiction in which the nature of its business, or the properties owned or leased by it make such qualification necessary. The Depositor has all requisite authority to own and operate its properties, to carry out its business as presently conducted and as proposed to be conducted and to enter into and discharge its obligations under this Agreement and the other Transaction Documents to which it is a party.

(b)

The execution and delivery of this Agreement and the other Transaction Documents to which it is a party by the Depositor and its performance and compliance with the terms of this Agreement and the other Transaction Documents to which it is a party have been duly authorized by all necessary action on the part of the Depositor and will not violate the Depositor's Certificate of Formation or Amended and Restated Limited Liability Company Agreement or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in a breach of, any material contract, agreement or other instrument to which the Depositor is a party or by which the Depositor is bound or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Depositor or any of its properties.

(c)

This Agreement and the other Transaction Documents to which the Depositor is a party, assuming due authorization, execution and delivery by the other parties hereto and thereto, each constitutes a valid, legal and binding obligation of the Depositor, enforceable against it in accordance with the terms hereof and thereof, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

(d)

The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default could materially and adversely affect the condition (financial or other) or operations of the Depositor or its properties or the consequences of which could materially and adversely affect its performance hereunder and under the other Transaction Documents to which the Depositor is a party.

(e)

No litigation, proceeding or investigation is pending with respect to which the Depositor has received service of process or, to the best of the Depositor's knowledge, threatened against the Depositor which litigation, proceeding or investigation might have consequences that would prohibit its entering into this Agreement or any other Transaction Documents to which it is a party or that would materially and adversely affect the condition (financial or otherwise) or operations of the Depositor or its properties or might have consequences that would materially and adversely affect the validity or enforceability of the Home Equity Loans or the Depositor's performance hereunder and under the other Transaction Documents to which the Depositor is a party.

(f)

The statements contained in the Registration Statement which describe the Depositor or matters or activities for which the Depositor is responsible in accordance with the Transaction Documents or which are attributed to the Depositor therein are true and correct in all material respects, and the Registration Statement does not contain any untrue statement of a material fact with respect to the Depositor or omit to state a material fact required to be stated therein or necessary in order to make the statements contained therein with respect to the Depositor not misleading.

(g)

Immediately prior to the sale and assignment by the Depositor to the Indenture on behalf of the Trust of each Home Equity Loan, the Depositor had good and equitable title to each Home Equity Loan (insofar as such title was conveyed to it by the Seller) subject to no prior lien, claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature.

(h)

As of the Startup Day, the Depositor has transferred all right, title and interest in the Home Equity Loans to the Indenture on behalf of the Trust.

(i)

The Depositor has not transferred the Home Equity Loans to the Indenture on behalf of the Trust with any intent to hinder, delay or defraud any of its creditors.

(j)

All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Depositor makes no such representation or warranty), that are necessary or advisable in connection with the purchase and sale of the Notes and the execution and delivery by the Depositor of the Transaction Documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other Transaction Documents on the part of the Depositor and the performance by the Depositor of its obligations under this Agreement and such of the other Transaction Documents to which it is a party.

Section 2.03  Representations and Warranties of the Servicer.

The Servicer hereby represents, warrants and covenants to the Depositor, the Indenture, the Insurer and the Owners that as of the Startup Day:

(a)

The Servicer is a corporation duly formed and validly existing under the laws governing its creation and existence, is in compliance with the laws of each state in which any Property is located to the extent necessary to enable it to perform its obligations hereunder and is in good standing in each jurisdiction in which the nature of its business, or the properties owned or leased by it make such qualification necessary. The Servicer has all requisite corporate power and authority to own and operate its or their properties, to carry out its or their business as presently conducted and as proposed to be conducted and to enter into and discharge its or their obligations under this Agreement and the other Transaction Documents to which the Servicer is a party.

(b)

The execution and delivery of this Agreement and any other Transaction Document to which it is a party by the Servicer and its performance and compliance with the terms hereof and thereof have been duly authorized by all necessary action on the part of the Servicer and will not violate the Servicer's Articles of Incorporation or By-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Servicer is a party or by which the Servicer is bound or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Servicer or any of its properties.

(c)

This Agreement and the Transaction Documents to which the Servicer is a party, assuming due authorization, execution and delivery by the other parties hereto and thereto, each constitutes a valid, legal and binding obligation of the Servicer, enforceable against it in accordance with the terms hereof and thereof, except as the enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

(d)

The Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of the Servicer or its properties or might have consequences that would materially and adversely affect its performance hereunder or under the other Transaction Documents to which the Servicer is a party.

(e)

No litigation, proceeding or investigation is pending with respect to which the Servicer has received service of process or, to the best of the Servicer's knowledge, threatened against the Servicer which litigation, proceeding or investigation might have consequences that would prohibit its entering into this Agreement or any other Transaction Document or that would materially and adversely affect the condition (financial or otherwise) or operations of the Servicer or its properties or might have consequences that would materially and adversely affect the validity or the enforceability of the Home Equity Loans or its performance hereunder and the other Transaction Documents to which the Servicer is a party.

(f)

The statements contained in the Registration Statement which describe the Servicer or matters or activities for which the Servicer is responsible in accordance with the Transaction Documents or which are attributed to the Servicer therein are true and correct in all material respects, and the Registration Statement does not contain any untrue statement of a material fact with respect to the Servicer or omit to state a material fact required to be stated therein or necessary to make the statements contained therein with respect to the Servicer not misleading.

(g)

The Servicing Fee is a "current (normal) servicing fee rate" as that term is used in Statement of Financial Accounting Standards No. 65 issued by the Financial Accounting Standards Board. Neither the Servicer nor any affiliate thereof will report on any financial statements any part of the Servicing Fee as an adjustment to the sales price of the Home Equity Loans.

(h)

All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Servicer makes no such representation or warranty), that are necessary or advisable in connection with the execution and delivery by the Servicer of the Transaction Documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other Transaction Documents on the part of the Servicer and the performance by the Servicer of its obligations under this Agreement and such of the other Transaction Documents to which it is a party.

(i)

The collection practices used by the Servicer with respect to the Home Equity Loans have been, in all material respects, legal, proper, prudent and customary in the home equity mortgage servicing business.

(j)

The transactions contemplated by this Agreement are in the ordinary course of business of the Servicer.

(k)

The Servicer is not in default under any agreement involving financial obligations or on any outstanding obligation which would materially adversely impact the financial condition or operations of the Servicer or legal documents associated with the transaction contemplated by this Agreement.

(l)

There are no Subservicers as of the Startup Day.

(m)

The Servicer covenants that it will terminate any Subservicer within ninety (90) days after being directed by the Insurer to do so.

(n)

The Servicer represents and warrants that its computer and other systems used in servicing the Home Equity Loans currently are capable of operating in a manner so that on and after ________ ___, ____ (i) the Servicer can service the Home Equity Loans in accordance with the terms of this Agreement and (ii) the Servicer can operate its business in the same manner as it is operating on the date hereof.

It is understood and agreed that the representations and warranties set forth in this Section 2.03 shall survive delivery of the Home Equity Loans to the Indenture.

Upon discovery by any of the Depositor, the Seller, the Servicer, the Custodian, any Subservicer, the Insurer, any Owner or the Indenture (each, for purposes of this paragraph, a party) of a breach of any of the representations and warranties set forth in this Section 2.03 which materially and adversely affects the interests of the Owners or of the Insurer, the party discovering such breach shall give prompt written notice to the other parties. As promptly as practicable, but in any event, within 60 days of its discovery or its receipt of notice of breach, the Servicer shall cure such breach in all material respects and, upon the Servicer's continued failure to cure such breach, may thereafter be removed by the Insurer or by the Indenture with the written consent of the Insurer pursuant to Section 7.01 hereof; provided, however, that if the Servicer can establish to the reasonable satisfaction of the Insurer that it is diligently pursuing remedial action, then the cure period may be extended for an additional 90 days with the written approval of the Insurer.

Section 2.04  Representations and Warranties of the Seller.

The Seller hereby represents, warrants and covenants to the Depositor, the Indenture, the Insurer and the Owners that as of the Startup Day:

(a)

The Seller is a corporation duly formed and validly existing under the laws governing its creation and existence, is in compliance with the laws of each state in which any Property or the Seller is located or doing business and is in good standing in each jurisdiction in which the nature of its business, or the properties owned or leased by it make such qualification necessary. The Seller has all requisite authority to own and operate its properties, to carry out its business as presently conducted and as proposed to be conducted and to enter into and discharge its obligations under this Agreement and the other Transaction Documents to which it is a party.

(b)

The execution and delivery of this Agreement and the other Transaction Documents to which it is a party by the Seller and its performance and compliance with the terms of this Agreement and the other Transaction Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Seller and will not violate the Seller's Articles of Incorporation or By-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in a breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Seller or any of its properties.

(c)

This Agreement and the other Transaction Documents to which the Seller is a party, assuming due authorization, execution and delivery by the other parties hereto and thereto, each constitutes a valid, legal and binding obligation of the Seller, enforceable against it in accordance with the terms hereof and thereof, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

(d)

The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default could materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or the consequences of which could materially and adversely affect its performance hereunder and under the other Transaction Documents to which the Seller is a party.

(e)

No litigation, proceeding or investigation is pending with respect to which the Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller which litigation, proceeding or investigation might have consequences that would prohibit its entering into this Agreement or any other Transaction Documents to which it is a party or that would materially and adversely affect the condition (financial or otherwise) or operations of the Seller or its properties or might have consequences that would materially and adversely affect the validity or enforceability of the Home Equity Loans or the Seller's performance hereunder and under the other Transaction Documents to which the Seller is a party.

(f)

The statements contained in the Registration Statement which describe the Seller or matters or activities for which the Seller is responsible in accordance with the Transaction Documents or which are attributed to the Seller therein are true and correct in all material respects, and the Registration Statement does not contain any untrue statement of a material fact with respect to the Seller or omit to state a material fact required to be stated therein or necessary in order to make the statements contained therein with respect to the Seller not misleading.

(g)

Upon the receipt of each Home Equity Loan (including the related Note) and other items of the Trust Estate by the Indenture under this Agreement, the Trust will have good title to such Home Equity Loan (including the related Note) and such other items of the Trust Estate free and clear of any lien, charge, mortgage, encumbrance or rights of others, except as set forth in Section 2.05 (b) (ix) (other than liens which will be simultaneously released).

(h)

All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Seller makes no such representation or warranty), that are necessary or advisable in connection with the purchase and sale of the Notes and the execution and delivery by the Seller of the Transaction Documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other Transaction Documents on the part of the Seller and the performance by the Seller of its obligations under this Agreement and such of the other Transaction Documents to which it is a party.

(i)

The origination practices used by the Seller with respect to the Home Equity Loans have been, in all material respects, legal, proper, prudent and customary in the mortgage lending business.

(j)

The transactions contemplated by this Agreement are in the ordinary course of business of the Seller.

(k)

Neither the Indenture nor the Seller has any obligation to register the Trust and the Trust has no obligation to register as an investment company under the Investment Company Act of 1940, as amended.

(l)

The Seller is not insolvent, nor will it be made insolvent by the transfer of the Home Equity Loans, nor is the Seller aware of any pending insolvency.

(m)

The Seller received fair consideration and reasonably equivalent value in exchange for the sale of the interests in the Home Equity Loans.

(n)

The Seller did not sell any interest in any Home Equity Loan with any intent to hinder, delay or defraud any of its creditors.

(o)

No material adverse change affecting any security for the Notes has occurred prior to delivery of and payment for the Notes.

(p)

The Seller is not in default under any agreement involving financial obligations or on any outstanding obligation which would materially adversely impact the financial condition or operations of the Seller or legal documents associated with the transaction contemplated by this Agreement.

(q)

To the best of the knowledge of the Seller, there has been no material adverse change in any information submitted by the Seller in writing to the Insurer with respect to the transactions contemplated by this Agreement (unless such information was subsequently supplemented in writing to the Insurer).

(r)

The sale, transfer, assignment and conveyance of Home Equity Loans by the Seller pursuant to this Agreement is not subject to and will not result in any tax, fee or governmental charge payable by the Seller, the Depositor or the Indenture to any federal, state or local government ("Transfer Taxes") other than Transfer Taxes which have or will be paid by the Seller as due. The Seller shall pay, and otherwise indemnify and hold the Insurer harmless, on an after-tax basis, from and against any and all such Transfer Taxes (it being understood that the Insurer shall have no obligation to pay such Transfer Taxes).

(s)

No certificate of an officer, statement furnished in writing or report delivered pursuant to the terms hereof by the Seller contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading.

It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Home Equity Loans to the Indenture.

Upon discovery by any of the Depositor, the Servicer, the Custodian, any Subservicer, any Owner, the Seller, the Insurer or the Indenture Trustee (each, for purposes of this paragraph, a "party") of a breach of any of the representations and warranties set forth in this Section 2.04 which materially and adversely affects the interests of the Owners or the interests of the Insurer, the party discovering such breach shall give prompt written notice to the other parties. The Seller hereby covenants and agrees that within 60 days of its discovery or its receipt of notice of breach, it shall cure such breach in all material respects or, with respect to a breach of clause (g) above, the Seller may (or may cause an affiliate of the Seller to) on or prior to the second Monthly Remittance Date next succeeding such discovery or receipt of notice (i) substitute in lieu of any Home Equity Loan not in compliance with clause (g) above a Qualified Replacement Mortgage and, if the outstanding principal amount of such Qualified Replacement Mortgage as of the applicable Replacement Cut-Off Date is less than the outstanding principal balance of such Home Equity Loan as of such Replacement Cut-Off Date, deliver an amount (a "Substitution Amount") equal to such difference together with the aggregate amount of (A) all Delinquency Advances and Servicing Advances theretofore made with respect to such Home Equity Loan and (B) all accrued and unpaid interest with respect to such Home Equity Loan to the Servicer for deposit in the Principal and Interest Account or (ii) purchase such Home Equity Loan from the Trust at the Loan Purchase Price, which purchase price shall be delivered to the Servicer for deposit in the Principal and Interest Account. The Seller shall deliver an Officer's Certificate to the Indenture Trustee and the Insurer concurrently with the delivery of a Qualified Replacement Mortgage pursuant to Sections 2.04, 2.05 and 2.07(b) stating that such Home Equity Loan meets the requirements of the definition of a Qualified Replacement Mortgage and that all other conditions to the substitution thereof have been satisfied. Any Home Equity Loan as to which repurchase or substitution was delayed pursuant to this Section shall be repurchased or substituted for (subject to compliance with Section 2.04, 2.05 or 2.07(b), as the case may be) upon the earlier of (a) the occurrence of a default or imminent default with respect to such Home Equity Loan and (b) receipt by the Indenture Trustee and the Insurer.

Section 2.05  Covenants of Seller to Take Certain Actions with Respect to the Home Equity Loans in Certain Situations.

(a)

Upon the discovery by the Depositor, the Seller, the Servicer, the Insurer, any Subservicer, any Owner, the Custodian or the Indenture Trustee that the representations and warranties set forth in clause (b) below were untrue in any material respect, without regard to any limitation set forth therein concerning the knowledge of the Seller as to the facts stated therein as of the Startup Day (or in the case of a Qualified Replacement Mortgage, as of the respective replacement date) with the result that the interests of the Owners or of the Insurer in the related Home Equity Loan are, or may be, materially and adversely affected, the party discovering such breach shall give prompt written notice to the other parties. Upon the earliest to occur of the Seller's discovery, its receipt of notice of breach from any one of the other parties or such time as a situation resulting from an existing statement which is untrue materially and adversely affects the interests of the Owners or of the Insurer, without regard to any limitation set forth therein concerning the knowledge of the Seller as to the facts stated therein, the Seller hereby covenants and warrants that it shall promptly cure such breach in all material respects or subject to the last three sentences of Section 2.04 it shall on or before the second Monthly Remittance Date next succeeding such discovery, receipt of notice or such time (i) substitute in lieu of each Home Equity Loan which has given rise to the requirement for action by the Seller a Qualified Replacement Mortgage and deliver the Substitution Amount to the Servicer for deposit in the Principal and Interest Account or (ii) purchase such Home Equity Loan from the Trust at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be delivered to the Servicer for deposit in the Principal and Interest Account; provided, however, that if the Seller can establish to the reasonable satisfaction of the Insurer that it is diligently pursuing remedial action, the period of time in which the Seller must substitute a Qualified Replacement Mortgage or purchase such Home Equity Loan may be extended with the written approval of the Insurer. It is understood and agreed that the obligation of the Seller so to substitute or purchase any Home Equity Loan as to which such a statement set forth below is untrue in any material respect and has not been remedied shall constitute the sole remedy respecting a discovery of any such statement which is untrue in any material respect in this Section 2.05 available to the Owners and the Indenture Trustee on behalf of the Owners.

(b)

The Seller hereby represents, warrants and covenants to the Indenture Trustee, the Depositor, the Servicer, the Insurer and the Owners that as of the Startup Day (or the Replacement Cut-off Date, with respect to a Qualified Replacement Mortgage):

(i)

The information with respect to each Home Equity Loan set forth in the related Schedule of Home Equity Loans is true and correct as of the Cut-Off Date;

(ii)

All the original or certified documentation set forth in Section 2.06 (including all material documents related thereto) with respect to each Home Equity Loan has been or will be delivered to the Custodian on behalf of the Indenture Trustee on the Startup Day or as otherwise provided in Section 2.06. To the Seller's best knowledge, no documentation contains any untrue statement of a material fact or omits to state a fact necessary to make the statements contained therein not misleading.

(iii)

Each Home Equity Loan being transferred to the Trust is a Qualified Mortgage or Qualified Replacement Mortgage and is a Mortgage;

(iv)

Each Property is a fee simple estate in a single parcel of real property improved by a single family residential dwelling (except for ___ and ___ Home Equity Loans in the amount of $______________ and $_____________, respectively, that are condominiums, townhouses, manufactured housing, two-to-four family residential dwellings or PUDs), and no more than ____% and ____%, respectively, of the Home Equity Loans are secured Properties that are Manufactured Homes, each of which is considered to be real property under the applicable local law;

(v)

As of the Cut-Off Date or Replacement Cut-Off Date, as applicable, no Home Equity Loan has a combined Loan-to-Value Ratio in excess of 99.99%

(vi)

Each Home Equity Loan is being serviced by the Servicer in accordance with the terms of this Agreement;

(vii)

The Note related to each Home Equity Loan in Group I bears a current Coupon Rate of at least ___% per annum, the Note related to each Home Equity Loan in Group II bears a current Coupon Rate of at least ___% and the Note related to each Home Equity Loan in Group III be as a current Coupon Rate of at least ___%;

(viii)

Each Note with respect to the Home Equity Loans will provide for a schedule of substantially level and equal Monthly Payments (or periodic rate adjustments in the case of the Home Equity Loans in Group III), which are sufficient to amortize fully the principal balance of such Note on or before its maturity date, except for ___ Home Equity Loans representing approximately ___% of the aggregate Principal Balance of the Home Equity Loans in Group __ as of the Cut-Off Date which may provide for a "balloon" payment due at the end of the 15th year and no Home Equity Loan is a graduated payment loan;

(ix)

As of the Startup Day, each Mortgage is a valid and enforceable first or second lien of record (or is in the process of being recorded) on the Property subject in the case of any Second Mortgage Loan only to a Senior Lien on such Property and subject in all cases to the exceptions to title set forth in the title insurance policy or attorney's opinion of title, with respect to the related Home Equity Loan, which exceptions are generally acceptable to banking institutions in connection with their regular mortgage lending activities, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage;

(x)

Immediately prior to the transfer and assignment of the Home Equity Loans by the Seller to the Depositor and by the Depositor to the Indenture Trustee herein contemplated, the Seller and the Depositor, as the case may be, held good and indefeasible title to, and was the sole owner of, each Home Equity Loan (including the related Note) conveyed by the Seller subject to no liens, charges, mortgages, encumbrances or rights of others except as set forth in clause (ix) or other liens which will be released simultaneously with such transfer and assignment; and immediately upon the transfer and assignment herein contemplated, the Indenture Trustee will hold good and indefeasible title to, and be the sole owner of, each Home Equity Loan subject to no liens, charges, mortgages, encumbrances or rights of others except as set forth in paragraph (ix) or other liens which will be released simultaneously with such transfer and assignment;

(xi)

As of the Cut-Off Date, approximately ___% of the Home Equity Loans are more than 30 days Delinquent (and none are more than 59 days Delinquent);

(xii)

To the best of the knowledge of the Seller, there is no delinquent tax or assessment lien on any Property, and each Property is free of substantial damage and is in good repair;

(xiii)

To the best of the knowledge of the Seller, there is no valid and enforceable right of offset, claim, defense or counterclaim to any Note or Mortgage, including the obligation of the related Mortgagor to pay the unpaid principal of or interest on such Note nor has any such claim, defense, offset or counterclaim been asserted;

(xiv)

To the best of the knowledge of the Seller, there is no mechanics' lien or claim for work, labor or material affecting any Property which is or may be a lien prior to, or equal with, the lien of the related Mortgage except those which are insured against by any title insurance policy referred to in paragraph (xvi) below;

(xv)

Each Home Equity Loan at the time it was made complied in all material respects with applicable state and federal laws and regulations, including, without limitation, the federal Truth-in-Lending Act (as amended by the Riegle Community Development and Regulatory Improvement Act of 1994) and other consumer protection laws, usury, equal credit opportunity, disclosure and recording laws;

(xvi)

With respect to each Home Equity Loan either (a) if a title insurance policy is not available in the applicable state, an attorney's opinion of title has been obtained but no title policy has been obtained, or (b) a lender's title insurance policy, issued in standard American Land Title Association form by a title insurance company authorized to transact business in the state in which the related Property is situated, in an amount at least equal to the original balance of such Home Equity Loan together, in the case of a Second Mortgage Loan, with the then-original principal amount of the mortgage note relating to the Senior Lien, insuring the mortgagee's interest under the related Home Equity Loan as the holder of a valid first or second mortgage lien of record on the real Property described in the related Mortgage, as the case may be, subject only to exceptions of the character referred to in paragraph (ix) above, was effective on the date of the origination of such Home Equity Loan, and, as of the Startup Day, such policy is valid and thereafter such policy shall continue in full force and effect;

(xvii)

The improvements upon each Property are covered by a valid and existing hazard insurance policy with a carrier generally acceptable to the Servicer that provides for fire and extended coverage representing coverage not less than the least of (A) the outstanding principal balance of the related Home Equity Loan (together, in the case of a Second Mortgage Loan, with the outstanding principal balance of the Senior Lien), (B) the minimum amount required to compensate for damage or loss on a replacement cost basis or (C) the full insurable value of the Property;

(xviii)

If any Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration is in effect with respect to such Property with a carrier generally acceptable to the Servicer in an amount representing coverage not less than the least of (A) the outstanding principal balance of the related Home Equity Loan (together, in the case of a Second Mortgage Loan, with the outstanding principal balance of the Senior Lien), (B) the minimum amount required to compensate for damage or loss on a replacement cost basis or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973;

(xix)

Each Mortgage and Mortgage Note are the legal, valid and binding obligation of the maker thereof and are enforceable in accordance with their terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and all parties to each Home Equity Loan had full legal capacity to execute all documents relating to such Home Equity Loan and convey the estate therein purported to be conveyed;

(xx)

The Seller has caused and will cause to be performed any and all acts required to be performed to preserve the rights and remedies of the Indenture Trustee in any Insurance Policies applicable to any Home Equity Loans delivered by the Seller including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Indenture Trustee;

(xxi)

As of the Startup Day, no more than ___% of the aggregate Principal Balance of the Home Equity Loans in any Home Equity Group will be secured by Properties located within any single zip code area;

(xxii)

Each original Mortgage was recorded or is in the process of being recorded, and all subsequent assignments of the original Mortgage have been delivered for recordation or have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of or purchasers from the Seller (or, subject to Section 2.06 hereof, are in the process of being recorded); each Mortgage and assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the property securing such Mortgage is located;

(xxiii)

The terms of each Mortgage Note and each Mortgage have not been impaired, waived, altered or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interest of the Owners and the Insurer and which has been delivered to the Indenture Trustee. The substance of any such waiver, alteration or modification is reflected on the related Schedule of Home Equity Loans;

(xxiv)

The proceeds of each Home Equity Loan have been fully disbursed, and there is no obligation on the part of the mortgagee to make future advances thereunder. Any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing or recording such Home Equity Loans were paid and the Mortgagor is not entitled to any refund of any amounts paid or due under the related Mortgage Note or Mortgage;

(xxv)

The related Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage;

(xxvi)

No Home Equity Loan has a shared appreciation feature, or other contingent interest feature;

(xxvii)

Each Property is located in the state identified in the respective Schedule of Home Equity Loans and consists of one or more parcels of real property with a residential dwelling erected thereon;

(xxviii)

Each Mortgage contains a provision for the acceleration of the payment of the unpaid principal balance of the related Home Equity Loan in the event the related Property is sold without the prior consent of the mortgagee thereunder;

(xxix)

Any advances made after the date of origination of a Home Equity Loan but prior to the Cut-Off Date have been consolidated with the outstanding principal amount secured by the related Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the respective Schedule of Home Equity Loans. The consolidated principal amount does not exceed the original principal amount of the related Home Equity Loan. No Mortgage Note permits or obligates the Servicer to make future advances to the related Mortgagor at the option of the Mortgagor;

(xxx)

To the best of the knowledge of the Seller, there is no proceeding pending or threatened for the total or partial condemnation of any Property, nor is such a proceeding currently occurring, and each Property is undamaged by waste, fire, water, flood, earthquake, earth movement or other casualty;

(xxxi)

All of the improvements which were included for the purposes of determining the Appraised Value of any Property lie wholly within the boundaries and building restriction lines of such Property, and no improvements on adjoining properties encroach upon such Property, and are stated in the title insurance policy and affirmatively insured;

(xxxii)

To the best of the knowledge of the Seller, no improvement located on or being part of any Property is in violation of any applicable zoning law or regulation. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of each Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and such Property is lawfully occupied under the applicable law;

(xxxiii)

With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Owners or the Trust to the trustee under the deed of trust, except in connection with a trustee's sale after default by the related Mortgagor;

(xxxiv)

Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Property of the benefits of the security, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (B) otherwise by judicial foreclosure. There is no homestead or other exemption other than any applicable Mortgagor redemption rights available to the related Mortgagor which would materially interfere with the right to sell the related Property at a trustee's sale or the right to foreclose the related Mortgage;

(xxxv)

There is no default, breach, violation or event of acceleration existing under any Mortgage or the related Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and neither the Servicer nor the Seller has waived any default, breach, violation or event of acceleration or advanced funds, directly or indirectly for the payment of any amount required under any Home Equity Loan;

(xxxvi)

No instrument of release or waiver has been executed in connection with any Home Equity Loan, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the primary mortgage guaranty insurer, if any, and which has been delivered to the Indenture Trustee;

(xxxvii)

[Reserved]

(xxxviii)

Each Home Equity Loan was underwritten in accordance with the credit underwriting guidelines of the Seller as set forth in the Seller's Policies and Procedures Manual, as in effect on the date hereof and such Manual conforms in all material respects to the description thereof set forth in the Registration Statement;

(xxxix)

Each Home Equity Loan was originated based upon a full appraisal, which included an interior inspection of the subject property;

(xl)

The Home Equity Loans were not selected for inclusion in the Trust by the Seller on any basis intended to adversely affect the Trust or the Insurer;

(xli)

No more than ___% and ___% of the aggregate Principal Balance of the Home Equity Loans in Group I, Group II and Group III, respectively, are secured by Properties that are non-owner occupied Properties (i.e., investor-owned and vacation);

(xlii)

The Seller has no actual knowledge that there exist any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation on any Property, and no violations of any local, state or federal environmental law, rule or regulation exist with respect to any Property;

(xliii)

The Seller (and the originator, if not the Seller) was properly licensed or otherwise authorized, to the extent required by applicable law, to originate or purchase each Home Equity Loan; and the consummation of the transactions herein contemplated, including, without limitation, the receipt of interest by the Owners and the ownership of the Home Equity Loans by the Indenture Trustee as trustee of the Trust will not involve the violation of such laws;

(xliv)

With respect to each Property subject to a ground lease (i) the current ground lessor has been identified and all ground rents which have previously become due and owing have been paid; (ii) the ground lease term extends, or is automatically renewable, for at least five years beyond the maturity date of the related Home Equity Loan; (iii) the ground lease has been duly executed and recorded; (iv) the amount of the ground rent and any increases therein are clearly identified in the lease and are for predetermined amounts at predetermined times; (v) the ground rent payment is included in the borrower's monthly payment as an expense item in determining the qualification of the borrower for such Home Equity Loan; (vi) the Trust has the right to cure defaults on the ground lease; and (vii) the terms and conditions of the leasehold do not prevent the free and absolute marketability of the Property. As of the Cut-Off Date, the Principal Balance of the Home Equity Loans with related Properties subject to ground leases does not exceed ___% of the Original Aggregate Principal Balance;

(xlv)

As of the Startup Day, with respect to any Second Mortgage Loan, the Seller has not received a notice of default of any Senior Lien secured by any Property which has not been cured by a party other than the Seller;

(xlvi)

No Home Equity Loan is subject to a rate reduction pursuant to a buydown program;

(xlvii)

Reserved;

(xlviii) The Coupon Rate on each Home Equity Loan is calculated on the basis of a year of 360 days with twelve 30-day months;

(xlviii)

Each Home Equity Loan was originated by the Seller, an affiliate of the Seller or a broker for simultaneous assignment to the Seller;

(xlix)

Neither the operation of any of the terms of each Note and each Mortgage nor the exercise of any right thereunder will render either the Note or the Mortgage unenforceable, in whole or in part, nor subject it to any right of rescission, claim set-off, counterclaim or defense, including, without limitation, the defense of usury;

(l)

Any adjustment to the Coupon Rate on a Home Equity Loan in Group III has been legal, proper and in accordance with the terms of the related Note;

(li)

No Home Equity Loan in Group III is subject to negative amortization;

(lii)

As of the Cut-Off Date, the FTC holder regulation provided in 16 C.F.R. Part 433 applies to none of the Home Equity Loans;

(liii)

As of the Cut-Off Date with respect to the Home Equity Loans or the Replacement Cut-Off Date with respect to the Qualified Replacement Mortgages, a portion of the Home Equity Loans are "mortgages" as defined in 15 U.S.C. 1602(aa), and with respect to each such Home Equity Loan, no Mortgagor has or will have a claim or defense under such Home Equity Loan;

(liv)

Reserved;

(lv)

The rights with respect to each Home Equity Loan are assignable by the Seller without the consent of any Person other than consents which will have been obtained on or before the Startup Day;

(lvi)

The Seller has duly fulfilled all obligations to be fulfilled on the lender's part under or in connection with the origination, acquisition and assignment of the Home Equity Loans and the related Mortgage and Note, and has done nothing to impair the rights of the Indenture Trustee, the Insurer or the Owners in payments with respect thereto;

(lvii)

To the Seller's knowledge, the documents, instruments and agreements submitted by each Mortgagor for loan underwriting were not falsified and contain no untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the information and statements contained therein not misleading.

(lviii)

No Home Equity Loan matures later than _______________.

(lix)

The first date on which the applicable Mortgagor must make a payment on each Home Equity Loan is no later than _____________, except with respect to ___ Home Equity Loans, which represent ___% of the Original Aggregate Principal Balance as of the Cut-Off Date, that provide for a first payment on or after _________________.

(lx)

With respect to each Home Equity Loan that is a Second Mortgage Loan:

(a)

The related Senior Lien does not provide for negative amortization.

(b)

The Seller has not received, and is not aware of, a notice of default of any Senior Lien which has not been cured.

(c)

To the best of the knowledge of the Seller, no funds provided to the Mortgagor from a Second Mortgage Loan were concurrently used as a down payment for the Senior Lien.

(c)

In the event that any Qualified Replacement Mortgage is delivered by the Seller to the Trust pursuant to Section 2.04, Section 2.05 or Section 2.07 hereof, the Seller shall be obligated to take the actions described in Section 2.05(a) with respect to such Qualified Replacement Mortgage upon the discovery by any of the Owners, the Seller, the Servicer, the Insurer, any Subservicer, the Custodian or the Indenture Trustee that the statements set forth in subsection (b) above are untrue in any material respect, without regard to any limitation set forth therein concerning the knowledge of the Seller as to facts stated therein, on the date such Qualified Replacement Mortgage is conveyed to the Trust such that the interests of the Owners or the Insurer in the related Qualified Replacement Mortgage are, or may be, materially and adversely affected; provided, however, that for the purposes of this subsection (c) the statements in subsection (b) above referring to items "as of the Cut-Off Date" or "as of the Startup Day" shall be deemed to refer to such items as of the date such Qualified Replacement Mortgage is conveyed to the Trust. Notwithstanding the fact that a representation contained in subsection (b) above may be limited to the Seller's knowledge, such limitation shall not relieve the Seller of its repurchase obligation under this Section and Section 2.06 hereof.

(d)

It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.05 shall survive delivery of the respective Home Equity Loans (including Qualified Replacement Mortgage) to the Indenture Trustee or the Custodian, on behalf of the Indenture Trustee.

(e)

The Indenture Trustee shall have no duty to conduct any affirmative investigation other than as specifically set forth in this Agreement as to the occurrence of any condition requiring the repurchase or substitution of any Home Equity Loan pursuant to this Article II or the eligibility of any Home Equity Loan for the purpose of this Agreement.

Section 2.06  Sale Treatment of the Home Equity Loans and Qualified Replacement Mortgages.

(a)

The transfer by the Seller and the Depositor of the Home Equity Loans set forth on the Schedule of Home Equity Loans to the Indenture Trustee is absolute and is intended by the Owners and all parties hereto to be treated as a sale by the Seller and the Depositor.

(b)

In connection with the transfer and assignment of the Home Equity Loans, the Depositor agrees to:

(i)

deliver without recourse to the Custodian, on behalf of the Indenture Trustee, on the Startup Day with, (A) the original Notes endorsed in blank or to the order of the Indenture Trustee ("Pay to the order of , as Indenture Trustee in trust for the registered holders of Centex Home Equity Loan Asset-Backed Notes Series 200_-__, without recourse") and signed by manual signature of the Seller, (B) (I) if the original title insurance policy is not available, the original title insurance commitment or a copy thereof certified as a true copy by the closing agent or the Seller, and when available, the original title insurance policy or a copy certified by the issuer of the title insurance policy or (II) if title insurance is not available in the applicable state, the attorney's opinion of title, (C) originals or copies of all intervening assignments certified as true copies by the closing agent or the Seller, showing a complete chain of title from origination to the Indenture Trustee, if any, including warehousing assignments, if recorded, (D) originals of all assumption and modification agreements, if any, (E) either: (1) the original Mortgage, with evidence of recording thereon (if such original Mortgage has been returned to the Seller from the applicable recording office) or a copy of the Mortgage certified as a true copy by the closing attorney or an Authorized Officer of the Seller, or (2) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost and (F) the original assignments of Mortgages (as described in clause (b)(ii)) in recordable form and acceptable for recording in the state or other jurisdiction where the Property is located;

(ii)

cause, within 60 days following the Startup Day, assignments of the Mortgages to " , as Indenture Trustee in trust for the registered holders of Centex Home Equity Loan Asset-Backed Notes Series 200_-__ under the Indenture dated as of _________") to be submitted for recording in the appropriate jurisdictions; provided, further, that the Seller shall not be required to record an assignment of a Mortgage if the Seller furnishes to the Indenture Trustee and the Insurer, on or before the Startup Day, at the Seller's expense, an Opinion of Counsel with respect to the relevant jurisdiction that such recording is not necessary to perfect the Indenture Trustee's interest in the related Home Equity Loans (in form and substance satisfactory to the Indenture Trustee, the Insurer and the Rating Agencies); provided further, however, notwithstanding the delivery of any legal opinions, each assignment of Mortgage shall be recorded by the Indenture Trustee or the Custodian on behalf of the Indenture Trustee upon the earliest to occur of: (i) reasonable direction by the Insurer, (ii) the occurrence of a Servicer Termination Event, (iii) if the Seller is not Servicer and with respect to any one assignment of Mortgage, the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgagor under the related Mortgage, or (iv) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Seller;

(iii)

deliver the title insurance policy or title searches, the original Mortgages and such recorded assignments, together with originals or duly certified copies of any and all prior assignments (other than unrecorded warehouse assignments), to the Custodian, on behalf of the Indenture Trustee, within 15 days of receipt thereof by the Seller (but in any event, with respect to any Mortgage as to which original recording information has been made available to the Seller, within one year after the Startup Day; and

(iv)

furnish to the Indenture Trustee, the Insurer and the Rating Agencies at the Seller's expense, an Opinion of Counsel with respect to the sale and perfection of the Home Equity Loans delivered to the Trust in form and substance satisfactory to the Insurer.

In instances where the original recorded Mortgage cannot be delivered by the Seller to the Custodian on behalf of the Indenture Trustee prior to or concurrently with the execution and delivery of this Agreement due to a delay in connection with recording, the Seller may in lieu of delivering such original recorded Mortgage, deliver to the Custodian on behalf of the Indenture Trustee a copy thereof, provided that the Seller certifies that the original Mortgage has been delivered to a title insurance company for recordation after receipt of its policy of title insurance or binder therefor. In all such instances, the Seller will deliver or cause to be delivered the original recorded Mortgage to the Custodian on behalf of the Indenture Trustee promptly upon receipt of the original recorded Mortgage but in no event later than one year after the Startup Day.

The Seller hereby confirms to the Indenture Trustee that it has made the appropriate entries in its general accounting records, to indicate that such Home Equity Loans have been transferred to the Indenture Trustee and constitute part of the Trust in accordance with the terms of the trust created hereunder.

Notwithstanding anything to the contrary contained in this Section 2.06, in those instances where the public recording office retains the original Mortgage, the assignment of a Mortgage or the intervening assignments of the Mortgage after it has been recorded, the Depositor and Seller shall be deemed to have satisfied its obligations hereunder upon delivery to the Custodian, on behalf of the Indenture Trustee of a copy of such Mortgage, such assignment or assignments of Mortgage certified by the public recording office to be a true copy of the recorded original thereof.

Not later than ten days following the end of the 60-day period referred in clause (b)(ii) above, the Seller shall deliver to the Custodian, on behalf of the Indenture Trustee, a list of all Mortgages for which no Mortgage assignment has yet been submitted for recording by the Seller, which list shall state the reason why the Seller has not yet submitted such Mortgage assignments for recording. With respect to any Mortgage assignment disclosed on such list as not yet submitted for recording for a reason other than a lack of original recording information, the Custodian, on behalf of the Indenture Trustee, shall make an immediate demand on the Seller to prepare such Mortgage assignments, and shall inform the Insurer, in writing, of the Seller's failure to prepare such Mortgage assignments. Thereafter, the Custodian, on behalf of the Indenture Trustee, shall cooperate in executing any documents prepared by the Insurer and submitted to the Custodian, on behalf of the Indenture Trustee in connection with this provision. Following the expiration of the 60-day period referred to in clause (b)(ii) above, the Seller shall promptly prepare a Mortgage assignment for any Mortgage for which original recording information is subsequently received by the Seller, and shall promptly deliver a copy of such Mortgage assignment to the Custodian, on behalf of the Indenture Trustee. The Seller agrees that it will follow its normal servicing procedures and attempt to obtain the original recording information necessary to complete a Mortgage assignment. In the event that the Seller is unable to obtain such recording information with respect to any Mortgage prior to the end of the 18th calendar month following the Startup Day and has not provided to the Custodian, on behalf of the Indenture Trustee a Mortgage assignment with evidence of recording thereon relating to the assignment of such Mortgage to the Indenture Trustee, the Custodian, on behalf of the Indenture Trustee shall notify the Seller of the Seller's obligation to provide a completed assignment (with evidence of recording thereon) on or before the end of the 20th calendar month following the Startup Day. A copy of such notice shall be sent by the Custodian, on behalf of the Indenture Trustee to the Insurer. If no such completed assignment (with evidence of recording thereon) is provided before the end of such 20th calendar month, the related Home Equity Loan shall be deemed to have breached the representation contained in clause (xxii) of Section 2.05(b) hereof; provided, however, that if as of the end of such 20th calendar month the Seller demonstrates to the satisfaction of the Insurer that it is exercising its best efforts to obtain such completed assignment and, during each month thereafter until such completed assignment is delivered to the Custodian, on behalf of the Indenture Trustee, the Seller continues to demonstrate to the satisfaction of the Insurer that it is exercising its best efforts to obtain such completed assignment, the related Home Equity Loan will not be deemed to have breached such representation. The requirement to deliver a completed assignment with evidence of recording thereon will be deemed satisfied upon delivery of a copy of the completed assignment certified by the applicable public recording office.

Copies of all Mortgage assignments received by the Custodian on behalf of the Indenture Trustee shall be retained in the related Mortgage File.

All recording required pursuant to this Section 2.06 shall be accomplished at the expense of the Seller.

(c)

In the case of Home Equity Loans which have been prepaid in full on or after the Cut-Off Date and prior to the Startup Day, the Seller, in lieu of the foregoing, will deliver within six (6) days after the Startup Day to the Indenture Trustee a certification of an Authorized Officer disclosing the material terms of such prepayment.

(d)

The Seller shall transfer, assign, set over and otherwise convey without recourse, to the Indenture Trustee all right, title and interest of the Seller in and to any Qualified Replacement Mortgage delivered to the Custodian, on behalf of the Indenture Trustee on behalf of the Trust by the Seller pursuant to Section 2.04, 2.05 or 2.07 hereof and all its right, title and interest to principal and interest due on such Qualified Replacement Mortgage on and after the applicable Replacement Cut-Off Date; provided, however, that the Seller shall reserve and retain all right, title and interest in and to payments of principal and interest due on such Qualified Replacement Mortgage prior to the applicable Replacement Cut-Off Date.

(e)

As to each Home Equity Loan released from the Trust in connection with a repurchase or the conveyance of a Qualified Replacement Mortgage therefor, the Indenture Trustee will transfer, assign, set over and otherwise convey without recourse or representation, on the Seller's order, all of its right, title and interest in and to such released Home Equity Loan and all the Trust's right, title and interest to principal and interest due on such released Home Equity Loan after the applicable Replacement Cut-Off Date, as the case may be; provided, however, that the Trust shall reserve and or and retain all right, title and interest in and to payments of principal and interest due on such released Home Equity Loan prior to such repurchase or the applicable Replacement Cut-Off Date, as the case may be.

(f)

In connection with any transfer and assignment of a Qualified Replacement Mortgage to the Indenture Trustee on behalf of the Trust, the Seller agrees to (i) deliver without recourse to the Custodian, on behalf of the Indenture Trustee on the date of delivery of such Qualified Replacement Mortgage the original Note relating thereto, endorsed in blank or to the order of the Indenture Trustee, (ii) cause promptly to be recorded an assignment in the appropriate jurisdictions, (iii) deliver the original Qualified Replacement Mortgage and such recorded assignment, together with original or duly certified copies of any and all prior assignments, to the Custodian, on behalf of the Indenture Trustee within 15 days of receipt thereof by the Seller (but in any event within 120 days after the date of conveyance of such Qualified Replacement Mortgage) and (iv) deliver the title insurance policy, or where no such policy is required to be provided under Section 2.06(b)(i)(B), the other evidence of title required in Section 2.06(b)(i)(B).

(g)

As to each Home Equity Loan released from the Trust in connection with a repurchase or the conveyance of a Qualified Replacement Mortgage the Custodian, on behalf of the Indenture Trustee shall deliver on the date of such repurchase or conveyance of such Qualified Replacement Mortgage and on the order of the Seller (i) the original Note relating thereto, endorsed without recourse or representation, in blank or to the order of, to the Seller, (ii) the original Mortgage so released and all assignments relating thereto and (iii) such other documents as constituted the Mortgage File with respect thereto.

(h)

If a Mortgage assignment is lost during the process of recording, or is returned from the recorder's office unrecorded due to a defect therein, the Seller shall prepare a substitute assignment or cure such defect, as the case may be, and thereafter cause each such assignment to be duly recorded.

Section 2.07  Acceptance by Indenture Trustee; Certain Substitutions of Home Equity Loans; Certification by Indenture Trustee.

(a)

The Indenture Trustee agrees to execute and deliver and to cause the Custodian to execute and deliver on the Startup Day an acknowledgment of receipt of the items delivered by the Seller, and declares through the Custodian that it will hold such documents and any amendments, replacement or supplements thereto, as well as any other assets included in the definition of Trust Estate and delivered to the Custodian, in trust upon and subject to the conditions set forth herein for the benefit of the Owners and the Insurer. The Indenture Trustee agrees, for the benefit of the Owners and the Insurer, to cause the Custodian to review such items within 45 days after the Startup Day (or, with respect to any document delivered after the Startup Day, within 45 days of receipt and with respect to any Qualified Replacement Mortgage, within 45 days after the assignment thereof) and to deliver to the Depositor, the Seller, the Servicer and the Insurer a certification (a "Pool Certification") to the effect that, as to each Home Equity Loan listed in the Schedule of Home Equity Loans (other than any Home Equity Loan paid in full or any Home Equity Loan specifically identified in such Pool Certification as not covered by such Pool Certification), (i) all documents required to be delivered to it pursuant to Section 2.06(b)(i) of this Agreement have been executed and are in its possession and that the Notes have been endorsed as set forth in Section 2.06(b)(i) hereof, (ii) such documents have been reviewed by it and have not been mutilated, damaged or torn and relate to such Home Equity Loan and (iii) based on its examination and only as to the foregoing documents, the information set forth on the Schedule of Home Equity Loans accurately reflects the information set forth in the Mortgage File. The Indenture Trustee shall have no responsibility for reviewing any Mortgage File except as expressly provided in this subsection 2.07(a). Without limiting the effect of the preceding sentence, in reviewing any Mortgage File, the Indenture Trustee shall have no responsibility for determining whether any document is valid and binding, whether the text of any assignment is in proper form (except to determine if the Indenture Trustee is the assignee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction or whether a blanket assignment is permitted in any applicable jurisdiction, but shall only be required to determine whether a document has been executed, that it appears to be what it purports to be, and, where applicable, that it purports to be recorded. The Indenture Trustee shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face, nor shall the Indenture Trustee be under any duty to determine independently whether there are any intervening assignments or assumption or modification agreements with respect to any Home Equity Loan.

(b)

If the Custodian, on behalf of the Indenture Trustee during such 45-day period finds any document constituting a part of a Mortgage File which is not executed, has not been received, or is unrelated to the Home Equity Loans identified in the Schedule of Home Equity Loans, or that any Home Equity Loan does not conform to the description thereof as set forth in the Schedule of Home Equity Loans, the Custodian, on behalf of the Indenture Trustee shall promptly so notify the Depositor, the Seller, the Owners and the Insurer. In performing any such review, the Custodian, on behalf of the Indenture Trustee may conclusively rely on the Seller as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the review of the items delivered by the Seller pursuant to Section 2.06(b)(i) is limited solely to confirming that the documents listed in Section 2.06(b)(i) have been executed and received, relate to the Mortgage Files identified in the Schedule of Home Equity Loans and conform to the description thereof in the Schedule of Home Equity Loans. The Seller agrees to use reasonable efforts to remedy a material defect in a document constituting part of a Mortgage File of which it is so notified by the Custodian, on behalf of the Indenture Trustee. If, however, within 90 days after such notice to it respecting such defect the Seller has not remedied the defect and the defect materially and adversely affects the interest in the related Home Equity Loan of the Owners or the Insurer, the Seller will (or will cause an affiliate of the Seller to) on the next succeeding Monthly Remittance Date (i) substitute in lieu of such Home Equity Loan a Qualified Replacement Mortgage and deliver the Substitution Amount to the Servicer for deposit in the Principal and Interest Account or (ii) purchase such Home Equity Loan at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be delivered to the Servicer for deposit in the Principal and Interest Account.

(c)

In addition to the foregoing, the Custodian, on behalf of the Indenture Trustee also agrees to make a review during the 12th month after the Startup Day indicating the current status of the exceptions previously indicated on the Pool Certification (the "Final Certification"). After delivery of the Final Certification, the Custodian, on behalf of the Indenture Trustee and the Servicer shall provide to the Insurer no less frequently than monthly updated certifications indicating the then current status of exceptions, until all such exceptions have been eliminated.

Section 2.08  Custodian.

Notwithstanding anything to the contrary in this Agreement, the parties hereto acknowledge that the functions of the Indenture Trustee with respect to the custody, acceptance, inspection and release of the Mortgage Files pursuant to Sections 2.06, 2.07 and 3.11 and the related Pool Certification and Final Certification shall be performed by the Custodian on the Indenture Trustee's behalf pursuant to the Custodial Agreement; provided, however, the Indenture Trustee shall remain primarily liable for such obligations. The fees and expenses of the Custodian will be paid by the Servicer.

If, pursuant to Section ____ of the Custodial Agreement, the Custodian shall request written instructions from the Indenture Trustee, the Indenture Trustee hereby agrees to promptly provide such instructions.

Section 2.09  Cooperation Procedures.

The Seller shall, in connection with the delivery of each Qualified Replacement Mortgage to the Custodian, on behalf of the Indenture Trustee, provide the Indenture Trustee with information set forth in the Schedules of Home Equity Loans with respect to such Qualified Replacement Mortgage.

(a)

The Seller, the Depositor, the Servicer and the Indenture Trustee covenant to provide each other with all data and information required to be provided by them hereunder at the times required hereunder, and additionally covenant reasonably to cooperate with each other in providing any additional information required to be obtained by any of them in connection with their respective duties hereunder.

(b)

The Servicer shall maintain such accurate and complete accounts, records and computer systems pertaining to each Mortgage File as shall enable it and the Indenture Trustee to comply with this Agreement. In performing its recordkeeping duties the Servicer shall act in accordance with the servicing standards set forth in this Agreement. The Servicer shall conduct, or cause to be conducted, periodic audits of its accounts, records and computer systems as set forth in Section 3.13 hereof. The Servicer shall promptly report to the Indenture Trustee any failure on its part to maintain its accounts, records and computer systems herein provided and promptly take appropriate action to remedy any such failure.

(c)

The Seller further confirms to the Indenture Trustee that it has caused the portions of the electronic ledger relating to the Home Equity Loans to be clearly and unambiguously marked to indicate that such Home Equity Loans have been sold, transferred, assigned and conveyed through the Depositor to the Indenture Trustee and constitute part of the Trust Estate in accordance with the terms of the trust created hereunder and that the Seller will treat the transaction contemplated by such sale, transfer, assignment and conveyance as a sale for accounting purposes.

Notwithstanding anything to the contrary in this Agreement, the parties hereto acknowledge that the functions of the Indenture Trustee with respect to the custody, acceptance, inspection and release of the Mortgage Files pursuant to Sections 2.06, 2.07 and 3.11 and the related Pool Certification and Final Certification shall be performed by the Custodian pursuant to the Custodial Agreement. The fees and expenses of the Custodian will be paid by the Servicer.

ARTICLE III

ADMINISTRATION AND SERVICING OF HOME EQUITY LOANS

Section 3.01  The Servicer.

(a)

The Servicer, as independent contract servicer, shall service and administer the Home Equity Loans and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement. The Servicer may enter into Subservicing Agreements for any servicing and administration of Home Equity Loans with any institution which (i) is in compliance with the laws of each state necessary to enable it to perform its obligations under such Subservicing Agreement, (ii) (x) has been designated an approved Seller-Servicer by the Federal Home Loan Mortgage Corporation ("FHLMC") or the Federal National Mortgage Association ("FNMA") for first and second home equity loans or (y) is an affiliate of the Servicer or (z) is otherwise approved by the Insurer. The Servicer shall give written notice to the Insurer, and the Indenture Trustee prior to the appointment of any Subservicer. Any such Subservicing Agreement shall be consistent with and not violate the provisions of this Agreement and shall be in form and substance acceptable to the Insurer and the Indenture Trustee. The Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement and either itself directly service the related Home Equity Loans or enter into a Subservicing Agreement with a successor subservicer which qualifies hereunder.

(b)

Notwithstanding any Subservicing Agreement or any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and primarily liable for the servicing and administering of the Home Equity Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Home Equity Loans. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Home Equity Loans when the Subservicer has received such payments. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

(c)

Any Subservicing Agreement that may be entered into and any transactions or services relating to the Home Equity Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Servicer alone, and the Indenture Trustee, the Owner Trustee and Noteholders and the Transferor in respect of the Ownership Interest shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.01(d) herein. The Servicer shall be solely liable for all fees owed by it to any Subservicer irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

(d)

In the event the Servicer shall for any reason no longer be the Servicer (including by reason of an Event of Servicing Termination), the Indenture Trustee or its designee approved by the Insurer shall thereupon assume all of the rights and obligations of the Servicer under each Subservicing Agreement that the Servicer may have entered into, unless the Indenture Trustee or designee approved by the Insurer elects to terminate any Subservicing Agreement in accordance with the terms of such Subservicing Agreement. Each Subservicing Agreement shall include the provision that such agreement may be immediately terminated by the Insurer or the Indenture Trustee in the event that the Servicer shall, for any reason, no longer be the Servicer (including termination due to an Event of Servicing Termination). In no event shall any Subservicing Agreement require the Insurer or the Indenture Trustee as Successor Servicer to pay compensation to a Subservicer or order the termination of such Subservicer. Any fee payable or expense incurred in connection with such a termination will be payable by the outgoing Servicer. If the Indenture Trustee does not terminate a Subservicing Agreement, the Indenture Trustee, its designee or the successor servicer for the Indenture Trustee shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to each Subservicing Agreement to the same extent as if the Subservicing Agreements had been assigned to the assuming party, except that the Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreements with regard to events that occurred prior to the date the Servicer ceased to be the Servicer hereunder. The Servicer, at its expense and without right of reimbursement therefor, shall, upon the request of the Indenture Trustee, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Home Equity Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

(e)

Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Home Equity Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Noteholders, the Transferor in respect of the Ownership Interest and the Insurer, provided, however, that (unless (x) the Mortgagor is in default with respect to the Home Equity Loan, or such default is, in the judgment of the Servicer, imminent, (y) with respect to any modification lowering the Coupon Rate or effecting the forgiveness of any amount owed under the Mortgage Note, or extending the final maturity date on such Home Equity Loan, the Insurer has consented to such modification and (z) such waiver, modification, postponement or indulgence would not cause a tax to be imposed on the Trust) the Servicer may not permit any modification with respect to any Home Equity Loan that would change the Coupon Rate, defer or forgive the payment of any principal or interest (unless in connection with the liquidation of the related Home Equity Loan) or extend the final maturity date on the Home Equity Loan. No costs incurred by the Servicer or any Subservicer in respect of Servicing Advances shall, for the purposes of distributions to Noteholders, be added to the amount owing under the related Home Equity Loan. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered to execute and deliver on behalf of the Indenture Trustee and each Noteholder, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments with respect to the Home Equity Loans and with respect to the Mortgaged Properties. If reasonably required by the Servicer and requested in writing, the Indenture Trustee shall furnish the Servicer and, if directed by the Servicer, any Subservicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer and any such Subservicer to carry out its servicing and administrative duties under this Agreement.

Notwithstanding anything to the contrary contained herein, the Servicer, in servicing and administering the Home Equity Loans, shall employ or cause to be employed procedures (including collection, foreclosure and REO management procedures) and exercise the same care that it customarily employs and exercises in servicing and administering home equity loans for its own account, in accordance with accepted mortgage servicing practices of prudent lending institutions servicing home equity loans similar to the Home Equity Loans and giving due consideration to the Insurer's and the Trust's reliance on the Servicer.

(f)

On and after such time as the Indenture Trustee receives the resignation of, or notice of the removal of, the Servicer from its rights and obligations under this Agreement, the Indenture Trustee, if it so elects, and with the consent of the Insurer, shall assume all of the rights and obligations of the Servicer, subject to Section 7.02 herein. The Servicer shall, upon request of the Indenture Trustee, but at the expense of the Servicer, deliver to the Indenture Trustee, all documents and records relating to the Home Equity Loans and an accounting of amounts collected and held by the Servicer and otherwise use its best efforts to effect the orderly and efficient transfer of servicing rights and obligations to the assuming party.

(g)

The Servicer shall deliver a list of Servicing Officers to the Indenture Trustee and the Insurer on or before the Closing Date and shall revise such list from time to time, as appropriate, and shall deliver all revisions promptly to the Indenture Trustee and the Insurer.

(h)

Consistent with the terms of this Agreement, the Servicer may consent to the placing of a lien senior to that of the Mortgage on the related Mortgaged Property; provided that such senior lien secures a home equity loan that refinances a First Lien and the combined loan-to-value ratio of the related Home Equity Loan immediately following the refinancing (based on the outstanding principal balance of the Home Equity Loan and the original principal balance of such refinanced home equity loan) is not greater than the Combined Loan-to-Value Ratio of such Home Equity Loan as of the related Cut-Off Date.

Section 3.02  Collection of Certain Home Equity Loan Payments.

The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Home Equity Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any applicable Insurance Policy, follow collection procedures for all Home Equity Loans as it follows with respect to home equity loans in its servicing portfolio comparable to the Home Equity Loans. Consistent with the foregoing, the Servicer may in its discretion waive or permit to be waived any late payment charge, prepayment charge, assumption fee or any penalty interest in connection with the prepayment of a Home Equity Loan or any other fee or charge which the Servicer would be entitled to retain hereunder as servicing compensation. In the event the Servicer shall consent to the deferment of the due dates for payments due on a Note, the Servicer shall nonetheless make payment of any required Delinquency Advance with respect to the payments so extended to the same extent as if such installment were due, owing and Delinquent and had not been deferred, and shall be entitled to reimbursement therefor in accordance with Section 3.04 hereof.

Section 3.03  Principal and Interest Account.

(a)

The Servicer shall establish an account, which includes three separate subaccounts into which amounts in respect of each Group will be separately deposited and maintained (the "Principal and Interest Account"). The Principal and Interest Account shall be an Eligible Account. The Principal and Interest Account shall be titled: "________________, as Indenture Trustee in trust for the registered holders of Centex Home Equity Loan Asset-Backed Notes and the Insurer, and as Paying Agent for the Transferor in respect of the Ownership Interest, as their interests may appear, Series 200_-__ Principal and Interest Account." If the institution at any time holding the Principal and Interest Account ceases to be eligible as a Designated Depository Institution hereunder, then the Servicer shall immediately be required to name a successor institution meeting the requirements for a Designated Depository Institution hereunder. If the Servicer fails to name such a successor institution, then the Principal and Interest Account shall thenceforth be held as a trust account with a qualifying Designated Depository Institution selected by the Indenture Trustee. The Servicer shall notify the Indenture Trustee, the Insurer and the Owners if there is a change in the name, account number or institution holding the Principal and Interest Account.

(b)

Subject to Subsection (c) below, the Servicer shall deposit all receipts required pursuant to Subsection (c) below and related to the Home Equity Loans to the Principal and Interest Account on a daily basis (but no later than the second Business Day after receipt). All funds in the Principal and Interest Account shall be held and invested as set forth in Section 5.06 hereof.

(c)

The Servicer shall deposit to the Principal and Interest Account no later than the second Business Day after receipt, all principal collected and interest due on the Home Equity Loans (net of the Servicing Fee related to such Home Equity Loans) on and after the Cut-Off Date and the Replacement Cut-Off Date, as applicable, including any Prepayments and Net Liquidation Proceeds, other recoveries or amounts related to the Home Equity Loans received by the Servicer and any income from REO Properties, but net of (i) Net Liquidation Proceeds to the extent such Net Liquidation Proceeds exceed the sum of (a) the Principal Balance of the related Home Equity Loan immediately prior to liquidation, plus (b) accrued and unpaid interest on such Home Equity Loan (net of the related Servicing Fee) and (c) any unrecovered Cram Down Losses, (ii) reimbursements for unreimbursed Delinquency Advances (but solely from amounts received on the related Home Equity Loan) and (iii) reimbursements for amounts deposited in the Principal and Interest Account representing payments of principal and/or interest on a Note by a Mortgagor which are subsequently returned by a depository institution as unpaid.

(d)

The Servicer may make withdrawals from the Principal and Interest Account, with respect to each Home Equity Group, only in the following priority and for the following purposes:

(A)

on each Monthly Remittance Date, to pay itself the related Servicing Fees to the extent such Servicing Fees are not retained by the Servicer;

(B)

to withdraw investment earnings on amounts on deposit in the Principal and Interest Account;

(C)

to withdraw amounts that have been deposited to the Principal and Interest Account in error;

(D)

to reimburse itself pursuant to Section 3.04 for unrecovered Delinquency Advances and unrecovered Servicing Advances (in each case, solely from amounts recovered on the related Home Equity Loan);

(E)

Nonrecoverable Advances; and

(F)

to clear and terminate the Principal and Interest Account following the termination of the Trust pursuant to Article IX;

(i)

The Servicer shall (a) remit to the Indenture Trustee for deposit in the Distribution Account by wire transfer, or otherwise make funds available in immediately available funds, without duplication, the Monthly Remittance Amount allocable to a Remittance Period not later than the related Monthly Remittance Date, and (b) on each Monthly Remittance Date, deliver to the Indenture Trustee, the Depositor and the Insurer, a monthly servicing report, with respect to each Home Equity Group, containing (without limitation) the following information: principal and interest collected in respect of the Home Equity Loans, scheduled principal and interest that was due on the Home Equity Loans, relevant information with respect to Liquidated Loans, if any, summary and detailed delinquency reports, Liquidation Proceeds and other similar information concerning the servicing of the Home Equity Loans and any other information requested by the Insurer (including, without limitation, a liquidation report with respect to each Liquidated Loan). In addition, the Servicer shall inform the Indenture Trustee and the Insurer on each Monthly Remittance Date, with respect to each Home Equity Group, of the amounts of any Loan Purchase Prices or Substitution Amounts so remitted during the related Remittance Period, and of the Principal Balance of the Home Equity Loan having the largest Principal Balance as of such date.

(ii)

The Servicer shall provide to the Indenture Trustee the information described in Section 3.03(d)(i)(b) and in Section 5.03 to enable the Indenture Trustee to perform its reporting requirements under Section 5.03 and to make the allocations and disbursements set forth in Sections 5.01 and 5.04.

Section 3.04  Delinquency Advances and Servicing Advances.

(a)

On or before each Monthly Remittance Date, the Servicer shall be required to remit to the Indenture Trustee for deposit to the Distribution Account out of the Servicer's own funds or from collections on any Home Equity Loans that are not required to be distributed on the Distribution Date occurring during the month in which such remittance is made (all or any portion of such amount to be replaced on future Monthly Remittance Dates to the extent required for distribution) any Delinquent payment of interest with respect to each Delinquent Home Equity Loan, which payment was not received on or prior to the last day of the related Remittance Period. Such amounts of the Servicer's own funds so deposited are "Delinquency Advances".

The Servicer shall be permitted to reimburse itself on any Business Day for any Delinquency Advances paid from the Servicer's own funds, from late collections on the related Home Equity Loan or as provided in Section 5.01.

Notwithstanding the foregoing, in the event that the Servicer determines in its reasonable business judgment in accordance with the servicing standards set out herein that any proposed Delinquency Advance would not be recoverable, the Servicer shall not be required to make Delinquency Advances with respect to such Home Equity Loan. To the extent that the Servicer previously has made Delinquency Advances with respect to a Home Equity Loan that the Servicer subsequently determines is a Nonrecoverable Advance, the Servicer shall be entitled to reimbursement for such aggregate Nonrecoverable Advances from collections on any Home Equity Loan on deposit in the Principal and Interest Account. The Servicer shall give written notice of such determination as to why such amount would not be recoverable to the Indenture Trustee and the Insurer; the Indenture Trustee shall promptly furnish a copy of such notice to the Transferor with respect to the Transferor Interest; provided, further, that the Servicer shall be entitled to recover any unreimbursed Delinquency Advances from Liquidation Proceeds for the related Home Equity Loan.

(b)

The Servicer will pay all "out-of-pocket" costs and expenses incurred in the performance of its servicing obligations, including, but not limited to, (i) Preservation Expenses, (ii) the cost of any enforcement or judicial proceedings, including foreclosures, (iii) the cost of the management and liquidation of REO Property, (iv) advances required by Section 3.10, except to the extent that such amounts are determined by the Servicer in its reasonable business judgment not to be recoverable and (v) expenses incurred pursuant to Section 7.01. Such costs will constitute "Servicing Advances". The Servicer may recover a Servicing Advance (x) from the Mortgagors to the extent permitted by the Home Equity Loans or, if not theretofore recovered from the Mortgagor on whose behalf such Servicing Advance was made, from Liquidation Proceeds realized upon the liquidation of the related Home Equity Loan and (y) as provided in Section 5.01. The Servicer shall be entitled to recover the Servicing Advances from the Liquidation Proceeds on the related Home Equity Loan prior to the payment of the Liquidation Proceeds to any other party to this Agreement. In no case may the Servicer recover Servicing Advances from the principal and interest payments on any other Home Equity Loan except as provided in Section 5.01.

Section 3.05  Compensating Interest; Repurchase of Home Equity Loans.

(a)

If a Prepayment in full of a Home Equity Loan or a Prepayment of at least six times a Mortgagor's Monthly Payment occurs during any calendar month, any shortfall between (x) the interest collected from the Mortgagor in connection with such payoff, and (y) the full months interest at the Coupon Rate that would be due on the related Due Date for such Home Equity Loan ("Compensating Interest") (but not in excess of the aggregate Servicing Fee for the related Remittance Period) shall be deposited by the Servicer to the Principal and Interest Account (or if such difference is an excess, the Servicer shall retain such excess) on the next succeeding Monthly Remittance Date and shall be included in the Monthly Remittance Amount to be made available to the Indenture Trustee on such Monthly Remittance Date. The Servicer may recover any unreimbursed payments of Compensating Interest as provided in Section 5.01.

(b)

Subject to the clause (c) below, the Servicer has the right and the option, but not the obligation, to purchase for its own account any Home Equity Loan which becomes a 60-Day Delinquent Loan, or any Home Equity Loan as to which enforcement proceedings have been brought by the Servicer pursuant to Section 3.10. Any such Home Equity Loan so purchased shall be purchased by the Servicer on or prior to a Monthly Remittance Date at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be deposited in the Principal and Interest Account.

(c)

If a Home Equity Loan to be purchased by the Servicer pursuant to clause (b) above, is the greatest number of days Delinquent of all then Delinquent Home Equity Loans (including Home Equity Loans relating to REO Property), the Servicer may purchase such Home Equity Loan without having first notified the Insurer of such purchase. In all other cases, the Servicer must notify the Insurer and the Indenture Trustee, in writing, of its intent to purchase a Home Equity Loan and the Servicer may not purchase such Home Equity Loan without the written consent of the Insurer.

(d)

The Net Liquidation Proceeds from the disposition of any REO Property shall be deposited in the Principal and Interest Account and remitted to the Indenture Trustee as part of the Monthly Remittance Amount remitted by the Servicer to the Indenture Trustee.

Section 3.06  Maintenance of Insurance.

(a)

The Servicer shall cause to be maintained with respect to each Home Equity Loan a hazard insurance policy with a carrier generally acceptable to the Servicer that provides for fire and extended coverage, and which provides for a recovery by the Trust of insurance proceeds relating to such Home Equity Loan in an amount not less than the least of (i) the outstanding principal balance of the Home Equity Loan (plus the related senior lien loan, if any), (ii) the minimum amount required to compensate for damage or loss on a replacement cost basis and (iii) the full insurable value of the premises. The Servicer shall maintain the insurance policies required hereunder in the name of the mortgagee, its successors and assigns, and shall be named as loss payee. The policies shall require the insurer to provide the mortgagee with 30 days' notice prior to any cancellation or as otherwise required by law. As an alternative to maintaining a hazard insurance policy with respect to each Home Equity Loan, the Servicer may maintain a blanket hazard insurance policy or policies if the insurer or insurers of such policies are rated investment grade by Moody's and Standard & Poor's.

(b)

If the Home Equity Loan at the time of origination (or if required by federal law, at any time thereafter) relates to a Mortgaged Property in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the Servicer will cause to be maintained with respect thereto a flood insurance policy in a form meeting the requirements of the then current guidelines of the Federal Insurance Administration with a carrier generally acceptable to the Servicer in an amount representing coverage, and which provides for a recovery by the Trust of insurance proceeds relating to such Home Equity Loan of not less than the least of (i) the outstanding principal balance of the Home Equity Loan (plus the related senior lien loan, if any), (ii) the minimum amount required to compensate for damage or loss on a replacement cost basis and (iii) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973. The Servicer shall indemnify the Trust and the Insurer out of the Servicer's own funds for any loss to the Trust or the Insurer resulting from the Servicer's failure to advance premiums for such insurance required by this Section when so permitted by the terms of the Mortgage as to which such loss relates.

(c)

Amounts collected by the Servicer under any Insurance Policies shall be deposited into the Principal and Interest Account.

Section 3.07  Reserved.

Section 3.08  Reserved.

Section 3.09  Due-on-Sale Clauses; Assumption and Substitution Agreements.

When a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Servicer shall (except as provided below), to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Home Equity Loan under any "due-on-sale" clause contained in the related Mortgage or Note; provided, however, that the Servicer shall not exercise any such right if the "due-on-sale" clause, in the reasonable belief of the Servicer, is not enforceable under applicable law, or the Servicer, in a manner consistent with reasonable commercial practice, and only if the Servicer reasonably believes assumption by the purchaser would not materially and adversely affect the interests of the Owners or of the Insurer, permits the purchaser of the related Mortgaged Property to assume such Home Equity Loan. An Opinion of Counsel, provided at the expense of the Servicer, to the foregoing effect shall conclusively establish the reasonableness of such belief. In such event, the Servicer shall enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Note and, unless prohibited by applicable law or the Mortgage documents, the Mortgagor remains liable thereon. If the foregoing is not permitted under applicable law, the Servicer is authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as Mortgagor and becomes liable under the Note; provided, however, that to the extent any such substitution of liability agreement would be delivered by the Servicer outside of its usual procedures for home equity loans held in its own portfolio the Servicer shall, prior to executing and delivering such agreement, obtain the prior written consent of the Insurer. The Home Equity Loan, as assumed, shall conform in all material respects to the requirements, representations and warranties of this Agreement. The Servicer shall notify the Indenture Trustee that any such assumption or substitution agreement has been completed by forwarding to the Indenture Trustee or to the Custodian on the Indenture Trustee's behalf the original copy of such assumption or substitution agreement (indicating the Mortgage File to which it relates) which copy shall be added by the Indenture Trustee or by the Custodian on the Indenture Trustee's behalf to the related Mortgage File and which shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. The Servicer shall be responsible for recording any such assumption or substitution agreements. In connection with any such assumption or substitution agreement, no material term of the Home Equity Loan (including, without limitation, the required monthly payment on the related Home Equity Loan, the stated maturity, the outstanding principal amount or the Coupon Rate) shall be changed nor shall any required monthly payments of principal or interest be deferred or forgiven. Any fee collected by the Servicer or the Subservicer for consenting to any such conveyance or entering into an assumption or substitution agreement shall be retained by or paid to the Servicer as additional servicing compensation.

Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Home Equity Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.

Section 3.10  Realization Upon Defaulted Home Equity Loans; Workout of Home Equity Loans.

(a)

The Servicer shall foreclose upon or otherwise comparably effect the ownership in the name of the Indenture Trustee on behalf of the Trust of Properties relating to defaulted Home Equity Loans as to which no satisfactory arrangements can be made for collection of Delinquent payments and which the Servicer has not purchased pursuant to Section 3.05. In connection with such foreclosure or other conversion, the Servicer shall exercise such of the rights and powers vested in it hereunder, and use the same degree of care and skill in their exercise or use, as prudent mortgage lenders would exercise or use under the circumstances in the conduct of their own affairs and consistent with its servicing standards, including, but not limited to, advancing funds for the payment of taxes, amounts due with respect to Senior Liens, and insurance premiums. Any amounts so advanced shall constitute "Servicing Advances" within the meaning of Section 3.04 hereof. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Owners, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Owners for the period prior to the sale of such REO Property. The Servicer shall take into account the existence of any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation, on a Mortgaged Property in determining whether to foreclose upon or otherwise comparably convert the ownership of such Mortgaged Property. If the Servicer has actual knowledge of any environmental or hazardous waste risk with respect to the Mortgaged Property that the Servicer is contemplating acquiring in foreclosure or deed in lieu of foreclosure, the Servicer will cause an environmental inspection of the Mortgaged Property in accordance with the servicing standards set forth in this Agreement. The Servicer shall not take any such action with respect to any Mortgaged Property known by the Servicer to contain such wastes or substances or to be within one mile of the site of such wastes or substances, without the prior written consent of the Insurer.

(b)

The Servicer shall determine, with respect to each defaulted Home Equity Loan, when it has recovered, whether through Indenture Trustee's sale, foreclosure sale or otherwise, all amounts it expects to recover from or on account of such defaulted Home Equity Loan, whereupon such Home Equity Loan shall become a "Liquidated Loan" and the Servicer shall promptly submit a liquidation report to the Insurer in form acceptable to the Insurer.

(c)

The Servicer shall not agree to any modification, waiver or amendment of any provision of any Home Equity Loan unless, in the Servicer's good faith judgment, such modification, waiver or amendment would minimize the loss that might otherwise be experienced with respect to such Home Equity Loan and only in the event of a payment default with respect to such Home Equity Loan or in the event that a payment default with respect to such Home Equity Loan is reasonably foreseeable by the Servicer; provided, however, that no such modification, waiver or amendment shall extend the maturity date of such Home Equity Loan beyond the Remittance Period related to the Final Distribution Date. Notwithstanding anything set out in this Section 3.10(c) or elsewhere in this Agreement to the contrary, the Servicer shall be permitted to modify, waive or amend any provision of a Home Equity Loan if required by statute or a court of competent jurisdiction to do so.

(d)

The Servicer has no intent to foreclose on any Mortgage based on the delinquency characteristics as of the Startup Day; provided, that the foregoing does not prevent the Servicer from initiating foreclosure proceedings on any date hereafter if the facts and circumstances of such Mortgage including delinquency characteristics in the Servicer's discretion so warrant such action.

Section 3.11  Indenture Trustee to Cooperate; Release of Mortgage Files.

(a)

Upon the payment in full of any Home Equity Loan (including any liquidation of such Home Equity Loan through foreclosure or otherwise), or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer shall deliver to the Custodian, on behalf of the Indenture Trustee, a written request of the Servicer signed by an Authorized Officer which states the purpose of the release of a Mortgage File. Upon receipt of such written request, the Custodian, on behalf of the Indenture Trustee shall promptly release the related Mortgage File, in trust, in its reasonable discretion to (i) the Servicer, (ii) an escrow agent or (iii) any employee, agent or attorney of the Indenture Trustee. Upon any such payment in full, or the receipt of such notification that such funds have been placed in escrow, the Servicer is authorized to give, as attorney-in-fact for the Indenture Trustee and the mortgagee under the Mortgage which secured the Note, an instrument of satisfaction (or assignment of Mortgage without recourse) regarding the Mortgaged Property relating to such Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of payment in full, it being understood and agreed that no expense incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Principal and Interest Account or to the Indenture Trustee. In lieu of executing any such satisfaction or assignment, as the case may be, the Servicer may prepare and submit to the Custodian, on behalf of the Indenture Trustee, a satisfaction (or assignment without recourse, if requested by the Person or Persons entitled thereto) in form for execution by the Indenture Trustee with all requisite information completed by the Servicer; in such event, the Custodian, on behalf of the Indenture Trustee shall execute and acknowledge such satisfaction or assignment, as the case may be, and deliver the same with the related Mortgage File, as aforesaid.

(b)

The Servicer shall have the right (upon receiving the prior written consent of the Insurer) to accept applications of Mortgagors for consent to (i) partial releases of Mortgages, (ii) alterations and (iii) removal, demolition or division of properties subject to Mortgages. No application for approval shall be considered by the Servicer unless: (x) the provisions of the related Note and Mortgage have been complied with; (y) the Loan-to-Value Ratio and debt-to-income ratio after any release does not exceed the Loan-to-Value Ratio and debt-to-income ratio of such Note on the Cut-Off Date or Replacement Cut-Off Date, as applicable, and any increase in the Loan-to-Value Ratio shall not exceed ___% unless approved in writing by the Insurer; and (z) the lien priority of the related Mortgage is not affected. Upon receipt by the Indenture Trustee of an Officer's Certificate executed on behalf of the Servicer setting forth the action proposed to be taken in respect of a particular Home Equity Loan and certifying that the criteria set forth in the immediately preceding sentence have been satisfied, the Indenture Trustee shall execute and deliver to the Servicer the consent or partial release so requested by the Servicer. A proposed form of consent or partial release, as the case may be, shall accompany any Officer's Certificate delivered by the Servicer pursuant to this paragraph. The Servicer shall notify the Insurer and the Rating Agencies if an application is approved under clause (y) above without approval in writing by the Insurer.

(c)

From time to time and as appropriate in the servicing of any Home Equity Loan, including, without limitation, foreclosure or other comparable conversion of a Home Equity Loan or collection under any applicable Home Equity Loan Insurance Policy, the Indenture Trustee shall release the related Mortgage File to the Servicer, promptly upon a written request of the Servicer signed by an Authorized Officer, which states the purpose of the release of a Mortgage File; provided, however, that no more than ___% of the outstanding Home Equity Loans (by number) shall be released to the Servicer at any time. Such receipt shall obligate the Servicer to return the Mortgage File to the Indenture Trustee when the need therefore by the Servicer no longer exists.

(d)

In all cases where the Servicer needs the Indenture Trustee to sign any document or to release a Mortgage File within a particular period of time, the Servicer shall notify an Authorized Officer of the Indenture Trustee by telephone of such need and the Indenture Trustee shall thereon use its best efforts to comply with the Servicer's needs, but in any event will comply within two Business Days of such request.

(e)

No costs associated with the procedures described in this Section 3.11 shall be an expense of the Trust.

Section 3.12  Servicing Compensation.

As compensation for its activities hereunder, the Servicer shall be entitled to retain the amount of the related Servicing Fee with respect to each Home Equity Loan. Additional servicing compensation in the form of prepayment charges, release fees, bad check charges, assumption fees, late payment charges, prepayment penalties, or any other servicing-related fees, Net Liquidation Proceeds not required to be deposited in the Principal and Interest Account pursuant to Section 3.03 and similar items may, to the extent collected from Mortgagors, be retained by the Servicer, unless a successor Servicer is appointed pursuant to Section 7.02 hereof, in which case the successor Servicer shall be entitled to such fees as are agreed upon by the Indenture Trustee, the Insurer and the successor Servicer.

The right to receive the Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Servicer's responsibilities and obligations under this Agreement.

Section 3.13  Annual Statement as to Compliance.

The Servicer, at its own expense, will deliver to the Indenture Trustee, the Insurer, the Depositor, and the Rating Agencies, on or before March 20 of each year, commencing in 2007, an Officer’s Certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding calendar year (or applicable portion thereof) and of performance under this Agreement has been made under such officers’ supervision, and (ii) to the best of such officers’ knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year (or applicable portion thereof), or, if there has been a default in the fulfillment of any such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

The Servicer shall deliver to the Indenture Trustee, the Insurer, the Depositor and the Rating Agencies, promptly after having obtained knowledge thereof but in no event later than five Business Days thereafter, written notice by means of an Officer’s Certificate of any event which with the giving of notice or the lapse of time would become a Servicer Termination Event.

Section 3.14  Reserved.

Section 3.15  Reserved.

Section 3.16  Assignment of Agreement.

Other than with respect to entering into Subservicing Agreements pursuant to Section 3.01 hereof, the Servicer may not assign its obligations under this Agreement, in whole or in part, unless it shall have first obtained the written consent of the Indenture Trustee and the Insurer, which such consent shall not be unreasonably withheld; provided, however, that any assignee must meet the eligibility requirements set forth in Section 7.01 hereof for a successor servicer.

Section 3.17  Inspections by Insurer; Errors and Omissions Insurance.

(a)

At any reasonable time and from time to time upon reasonable notice, the Indenture Trustee, the Insurer, [the Transferor], or any agents thereof may inspect the Servicer's servicing operations and discuss the servicing operations of the Servicer during the Servicer's normal business hours with any of its officers or directors; provided, however, that the costs and expenses incurred by the Servicer or its agents or representatives in connection with any such examinations or discussions shall be paid by the Servicer.

(b)

The Servicer (including the Indenture Trustee if it shall become the Servicer hereunder) agrees to maintain errors and omissions coverage and a fidelity bond, each at least to the extent required by Section 305 of Part I of FNMA Guide or any successor provision thereof; provided, however, that in any event that the fidelity bond or the errors and omissions coverage is no longer in effect, the Servicer shall notify the Indenture Trustee and the Indenture Trustee shall promptly give such notice to the Insurer and the Owners.

Section 3.18  Additional Servicing Responsibilities for Second Mortgage Loans.

The Servicer shall file (or cause to be filed) a request for notice of any action by a superior lienholder under a superior lien for the protection of the Indenture Trustee's interest, where permitted by local law and whenever applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lienholder's equity of redemption.

If the Servicer is notified that any superior lienholder has accelerated or intends to accelerate the obligations under a First Mortgage Loan, or has declared or intends to declare a default under the mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the Mortgaged Property sold or foreclosed, the Servicer shall take, on behalf of the Trust, whatever actions are necessary to protect the interests of the Owners and the Insurer, and/or to preserve the security of the related Home Equity Loan. The Servicer shall advance the necessary funds to cure the default or reinstate the lien securing a First Mortgage Loan, if such advance is in the best interests of the Insurer and the Owners; provided, however, that no such additional advance need be made if such advance would be nonrecoverable from Liquidation Proceeds on the related Home Equity Loan. The Servicer shall thereafter take such action as is necessary to recover the amount so advanced. Any expenses incurred by the Servicer pursuant to this Section 3.18 shall be Servicing Advances.

Section 3.19  The Group III Home Equity Loans.

The Servicer shall enforce each Home Equity Loan in Group III in accordance with its terms and shall timely calculate, record, report and apply all interest rate adjustments in accordance with the related Note. The Servicer's records shall, at all times, reflect the then Coupon Rate and monthly payment and the Servicer shall timely notify the Mortgagor of any changes to the Coupon Rate or the Mortgagor's monthly payment. If the Servicer fails to make either a timely or accurate adjustment to the Coupon Rate or monthly payment or to notify the Mortgagor of such adjustments, upon the Servicer's discovery of such error and such continued failure, the Servicer shall pay from its own funds any shortage. If the Servicer's continued failure after notice thereof to make a scheduled change affects the Trust's rights to make future adjustments under the terms of such Home Equity Loan, the Servicer shall repurchase such Home Equity Loan in accordance with the provisions hereof. Any amounts paid by the Servicer pursuant to this Section shall not be an advance and shall not be reimbursable from the proceeds of any Home Equity Loan.

Section 3.20  Reserved.

Section 3.21  Notices of Material Events.

The Servicer shall give prompt notice to the Insurer, the Indenture Trustee, Moody's and Standard & Poor's of the occurrence of any of the following events:

(a)

Any default or any fact or event of which the Servicer has knowledge which results, or which with notice or the passage of time, or both, would result in the occurrence of a default by the Seller, or the Servicer under any Transaction Document or would constitute a material breach of a representation, warranty or covenant under any Transaction Document;

(b)

The submission of any claim or the initiation of any legal process, litigation or administrative or judicial investigation against the Seller or the Servicer to which the Servicer has knowledge in any federal, state or local court or before any governmental body or agency or before any arbitration board or any such proceedings threatened by any governmental agency, which, if adversely determined, would have a material adverse effect upon any of the Seller's or the Servicer's ability to perform its obligations under any Transaction Document;

(c)

The commencement of any proceedings by or against the Seller or the Servicer under any applicable bankruptcy, reorganization, liquidation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, trustee or other similar official shall have been, or may be, appointed or requested for the Seller or the Servicer; and

(d)

The receipt of notice from any agency or governmental body having authority over the conduct of any of the Seller's or the Servicer's business that the Seller or the Servicer is to cease or desist, or to undertake any practice, program, procedure or policy employed by the Seller or the Servicer in the conduct of the business of any of them, and such cessation or undertaking will materially and adversely affect the conduct of the Seller's or the Servicer's business or its ability to perform under the Transaction Documents or materially and adversely affect the financial affairs of the Seller or the Servicer.

Section 3.22  Reports on Foreclosure and Abandonment of Properties.

On or before _________ ____ of each year beginning in _____, the Servicer shall file the reports of foreclosures and abandonments of any Property required by Code Section 6050J with the Internal Revenue Service and provide a copy of such filing to the Indenture Trustee. The reports from the Servicer shall be in a form and substance sufficient to meet the reporting requirements imposed by such Section 6050J.

ARTICLE IV

INSURER

Section 4.01  Claims upon the Insurance Policies.

(a)

As soon as possible, and in no event later than 10:00 a.m. New York City time on the second Business Day immediately preceding the Distribution Date, the Indenture Trustee shall furnish the Insurer, the Fiscal Agent and the Servicer with a completed notice in the form set forth as Exhibit A to the applicable Insurance Policy (the "Notice for Payment") in the event that the relevant Insured Payment for such Distribution Date is equal to an amount greater than zero. The Notice for Payment shall specify the amount of the Insured Payment and the Class of Notes with respect to which such Insured Payment is to be made, and shall constitute a claim for an Insured Payment pursuant to the applicable Insurance Policy. Upon receipt of an Insured Payment on behalf of the Holders of the Notes under the Insurance Policy, the Indenture Trustee shall deposit such Insured Payment in the Distribution Account and shall distribute such Insured Payments pursuant to Section 5.01.

(b)

The Indenture Trustee shall keep a complete and accurate record of the amount of interest and principal paid in respect of the Notes from moneys received under each Insurance Policy. The Insurer shall have the right to inspect such records at reasonable times during normal business hours upon four Business Day's prior written notice to the Indenture Trustee.

(c)

If a payment to the Noteholders which is guaranteed pursuant to an Insurance Policy is voided (a "Preference Event") under any applicable bankruptcy, insolvency, receivership or similar law in an Insolvency Proceeding (as defined in the applicable Insurance Policy), and, as a result of such a Preference Event, the Indenture Trustee is required to return such voided payment, or any portion of such voided payment, made in respect of the Notes (an "Avoided Payment"), the Indenture Trustee shall furnish to the Insurer (w) a certified copy of a final order of a court exercising jurisdiction in such Insolvency Proceeding to the effect that the Indenture Trustee is required to return any such payment or portion thereof during the term of the Insurance Policy because such payment was voided under applicable law, with respect to which order the appeal period has expired without an appeal having been filed (the "Final Order"), (x) an Opinion of Counsel satisfactory to the Insurer that such order is final and not subject to appeal, (y) an assignment, in form reasonably satisfactory to the Insurer, irrevocably assigning to the Insurer all rights and claims of the Indenture Trustee relating to or arising under such Avoided Payment and (z) appropriate instruments to effect the appointment of the Insurer as agent for the beneficiary in any legal proceeding related to such preference payment. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Indenture Trustee directly (unless a Noteholder has previously paid such amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order in which case such payment shall be disbursed to the beneficiary for distribution to such Noteholder upon proof of such payment reasonably satisfactory to Insurer). The Indenture Trustee is not permitted to make a claim on the Trust or on any Noteholder for payments made to any Noteholder which are characterized as preference payments by any bankruptcy court having jurisdiction over any bankrupt Mortgagor unless ordered to do so by such bankruptcy court.

(d)

Any amounts received by the Indenture Trustee pursuant to any Insurance Policy in respect of the Notes shall be deposited to the Distribution Account.

Section 4.02  Effect of Payments by the Insurer; Subrogation.

Anything herein to the contrary notwithstanding, any payment with respect to principal of or interest on any of the Notes which are made with moneys received pursuant to the terms of any Insurance Policy shall not be considered payment of such Notes, as applicable, from the Trust and shall not result in the payment of or the provision for the payment of the principal of or interest on such Notes, within the meaning of Section 5.01 herein. The Seller, the Servicer and the Indenture Trustee acknowledge, and each Holder by its acceptance of a Note agrees, that without the need for any further action on the part of the Insurer, the Seller, the Servicer, the Indenture Trustee or the Note Registrar (a) to the extent the Insurer makes payments, directly or indirectly, on account of principal of or interest on any Notes to the Holders of such Notes, the Insurer will be fully subrogated to the rights of such Holders to receive such principal and interest, as applicable, from the Trust and (b) the Insurer shall be paid such principal and interest but only from the sources and in the manner provided herein and in the Insurance Agreement for the payment of such principal and interest.

The Indenture Trustee and the Servicer shall cooperate in all respects with any reasonable request by the Insurer for action to preserve or enforce the Insurer's rights or interests under this Agreement without limiting the rights or affecting the interests of the Holders of the Notes, as otherwise set forth herein.

Section 4.03  Replacement Insurance Policy.

In the event of a default by the Insurer under any Insurance Policy or if the claims paying ability rating of the Insurer is downgraded and such downgrade results in a downgrading of the then current rating of the Notes (in each case, a "Replacement Event"), the Seller may, in accordance with and upon satisfaction of the conditions set forth in the Insurance Policy and the Insurance Agreement and payment in full of all amounts owed to the Insurer, but shall not be required to, substitute a new insurance policy or insurance policies for the existing Insurance Policy, or may arrange for any other form of credit enhancement; provided, however, that in each case the Notes shall be rated no lower than the rating assigned by each Rating Agency to the Notes immediately prior to such Replacement Event. It shall be a condition to substitution of any new credit enhancement that there be delivered to the Indenture Trustee (i) a legal opinion, acceptable in form and substance to the Indenture Trustee, from counsel to the provider of such new credit enhancement with respect to the enforceability thereof and such other matters as the Indenture Trustee may require and (ii) an Opinion of Counsel to the effect that such substitution would not have a materially adverse tax effect on the Trust. Upon receipt of the items referred to above and the taking of physical possession of the new credit enhancement, the Indenture Trustee shall, within five Business Days following receipt of such items and such taking of physical possession, deliver the replaced Insurance Policy to the Insurer.

ARTICLE V

PRIORITY OF DISTRIBUTIONS; STATEMENTS TO NOTEHOLDERS; RIGHTS OF NOTEHOLDERS

Section 5.01  Distributions.

(a)

Distributions of Interest and Principal Proceeds. On each Distribution Date, the Indenture Trustee, with respect to the Notes, and the Paying Agent, with respect to the Ownership Interest, shall distribute out of the Distribution Account, to the extent of Available Funds for each Group (except that with respect to Cross-Collateralization Payments, such Payments shall be applied only to cover shortfalls as a result of defaults and delinquencies and (A) the portion thereof payable to the Noteholders in respect of any Interest Deficiency shall be distributed solely pursuant to Section 5.01(a)(ii), (B) the portion thereof payable to the Insurer in respect of any Insurer Reimbursement Deficiency shall be distributed solely pursuant to Section 5.01(a)(iv), and (C) the portion thereof payable in respect of any Undercollateralization Amount shall be applied pursuant to Section 5.01(a)(iii)), the following amounts and in the following order of priority to the following Persons (based on the information set forth in the Servicing Certificate) in respect of the related Group:

(i)

concurrently, to the Indenture Trustee, the Indenture Trustee Fee and Transition Expenses for such Distribution Date, to the Owner Trustee, the Owner Trustee Fee for such Distribution Date, and to the Insurer (so long as no Insurer Default defined in clause (i) in the definition thereof has occurred and is continuing), the Premium Amount, in each case, in respect of such Group;

(ii)

concurrently, to the holders of the related Class of Notes, an amount equal to the related Interest Distribution for such Class of Notes for such Distribution Date;

(iii)

to the holders of the related Class of Notes, the Principal Distribution for such Distribution Date and such Class (other than the portion constituting Distributable Excess Spread);

(iv)

to the Insurer (so long as no Insurer Default defined in clause (i) in the definition thereof has occurred and is continuing), the amount owing to the Insurer under the Insurance Agreement for reimbursement for prior draws made on the applicable Insurance Policy, including interest thereon, in respect of such Group;

(v)

to the holders of the related Class of Notes, to the extent of Available Funds in respect of such Group remaining, the Distributable Excess Spread for such Distribution Date and such Group;

(vi)

to the Insurer (so long as no Insurer Default described in clause (i) thereof has occurred and is continuing), any other amounts owing to the Insurer in respect of such Group under the Insurance Agreement;

(vii)

to the other Group(s), for deposit in the related subaccount(s) of the Distribution Account, any related Cross-Collateralization Payment for such Distribution Date;

(viii)

to the Holders of the Class A-3 Notes, the Interest Index Carryover;

(ix)

to the Indenture Trustee, reimbursement for all reimbursable expenses incurred in connection with its duties and obligations under this Agreement, to the extent not reimbursed as Transition Expenses pursuant to clause (i) above;

(x)

to the Servicer, any unreimbursed Delinquency Advances, Servicing Advances and Compensating Interest;

(xi)

to the Cross-Collateralization Reserve Account for such Group, the Cross-Collateralization Reserve Deposit for such Group and Distribution Date; and

(xii)

to the Transferor in respect of the Transferor Interest, the balance.

(b)

Method of Distribution. The Indenture Trustee shall make distributions in respect of a Distribution Date to each Noteholder of record on the related Record Date (other than as provided in Section 8.01 respecting the final distribution) by check or money order mailed to such Noteholder at the address appearing in the Note Register, or upon written request by a Noteholder delivered to the Indenture Trustee at least five Business Days prior to such Record Date, by wire transfer (but only if such Noteholder is the Depository or such Noteholder owns of record one or more Notes having principal denominations aggregating at least $1,000,000), or by such other means of payment as such Noteholder and the Indenture Trustee shall agree. Distributions among Noteholders shall be made in proportion to the Percentage Interests evidenced by the Notes held by such Noteholders.

(c)

Distributions on Book-Entry Notes. Each distribution with respect to a Book-Entry Note shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Note Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Note Owners that it represents. All such credits and disbursements with respect to a Book-Entry Note are to be made by the Depository and the Depository Participants in accordance with the provisions of the Notes. None of the Indenture Trustee, the Paying Agent, the Note Registrar, the Seller, the Insurer, the Trust or the Servicer shall have any responsibility therefor except as otherwise provided by applicable law.

Section 5.02  Calculation of the Note Rate.

With respect to the Class A-3 Notes, on the second LIBOR Business Day immediately preceding each Distribution Date (or as of the second LIBOR Business Day prior to the Closing Date, in the case of the first Distribution Date), the Indenture Trustee shall determine One-Month LIBOR for the Interest Period commencing on such Distribution Date and inform the Servicer (at the facsimile number given to the Indenture Trustee in writing) of such rates. On the second LIBOR Business Day prior to each Distribution Date, the Indenture Trustee shall determine the applicable Note Rate for the related Distribution Date.

Section 5.03  Statements to Noteholders.

Concurrently with each payment to the Noteholders, the Servicer will forward to the Indenture Trustee for mailing to each Noteholder a statement setting forth among other items with respect to each distribution date and each class of Notes:

(1)

the aggregate amount of the distribution to the Noteholders on the related distribution date;

(2)

the amount of distribution set forth in paragraph (1) above in respect of interest and the amount thereof in respect of any related Interest Carryover Shortfall, and the amount of any related Interest Carryover Shortfall remaining;

(3)

the aggregate amount of any related Interest Carryover Shortfall, and the amount of any related Interest Carryover Shortfall remaining;

(4)

the amount of the distribution set forth in paragraph (1) above in respect of principal and the amount thereof in respect of the Principal Shortfall Amount (as defined in the indenture), and any remaining Principal Shortfall Amount;

(5)

the amount of Excess Spread for each group and the amount applied as a distribution of Distributable Excess Spread on the Notes;

(6)

the Guaranteed Principal Amount for each group for the distribution date;

(7)

[the amount paid under the note insurance policy for the distribution date in respect of the Interest Distribution to each class of notes;]

(8)

the servicing fee;

(9)

the home equity loan pool balance and each home equity loan group balance as of the close of business on the last day of the preceding Remittance Period;

(10)

the note principal balance for each class of Notes after giving effect payments allocated to principal above;

(11)

the amount of overcollateralization for each group as of the close of business on the distribution date, after giving effect to distributions of principal on the distribution date;

(12)

the number and aggregate principal balances of the home equity loans in each group as to which the minimum monthly payment is delinquent for 30 to 59 days, 60 to 89 days and 90 or more days, respectively, as of the end of the preceding Remittance Period;

(13)

the book value of any real estate which is acquired by the issuing entity through foreclosure or grant of deed in lieu of foreclosure;

(14)

the aggregate amount of prepayments received on the home equity loans during the previous Remittance Period and specifying the amount for each group;

(15)

the weighted average loan rate on the home equity loans as of the first day of the month prior to the distribution date and specifying this rate for each group;

(16)

the note rate for each class of notes for the distribution date; and

(17)

the required overcollateralization for each group for the distribution date.

In the case of information furnished pursuant to clauses (2), (3) and (4) above, the amounts shall be expressed as a dollar amount per note with a $1,000 denomination.

In addition, the Indenture Trustee shall forward the Indenture Trustee's Statement to Noteholders to each Noteholder, the Rating Agencies, [Bloomberg (at 499 Park Avenue, New York, New York 10022, Attention: _____________)] and [Intex Solutions (at 35 Highland Circle, Needham, Massachusetts 02144, Attention: _____________)] on the related Distribution Date. The Indenture Trustee may fully and conclusively rely upon and shall have no liability with respect to information provided by the Servicer.

To the extent that there are inconsistencies between the telecopy of the Indenture Trustee's Statement to Noteholders and the hard copy thereof, the Servicer may rely upon the latter.

(a)

The Indenture Trustee shall prepare or cause to be prepared (in a manner consistent with the treatment of the Notes as indebtedness of the Trust, or as may be otherwise required by Section 3.21 herein) Internal Revenue Service Form 1099 (or any successor form) and any other tax forms required to be filed or furnished to Noteholders in respect of distributions by the Indenture Trustee (or the Paying Agent) on the Notes and shall file and distribute such forms as required by law.

(b)

The Servicer and the Indenture Trustee shall furnish to each Noteholder and to the Insurer (if requested in writing), during the term of this Agreement, such periodic, special or other reports or information, whether or not provided for herein, as shall be necessary, reasonable or appropriate with respect to the Noteholder or the Insurer, as the case may be, or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided by and in accordance with such applicable instructions and directions (if requested in writing) as the Noteholder or the Insurer, as the case may be, may reasonably require; provided that the Servicer and the Indenture Trustee shall be entitled to be reimbursed by such Noteholder or the Insurer, as the case may be, for their respective fees and actual expenses associated with providing such reports, if such reports are not generally produced in the ordinary course of their respective businesses or readily obtainable.

(c)

Reports and computer tapes furnished by the Servicer pursuant to this Agreement shall be deemed confidential and of a proprietary nature, and shall not be copied or distributed except to the extent provided in this Agreement and to the extent required by law or to the Rating Agencies, the Depositor, the Insurer's reinsurers, parent, regulators, liquidity providers and auditors and to the extent the Seller instructs the Indenture Trustee in writing to furnish information regarding the Trust or the Home Equity Loans to third-party information providers. No Person entitled to receive copies of such reports or tapes or lists of Noteholders shall use the information therein for the purpose of soliciting the customers of the Seller or for any other purpose except as set forth in this Agreement.

Section 5.04  Cross-Collateralization Reserve Accounts.

(a)

The Indenture Trustee shall establish and maintain three separate trust accounts in respect of Group I, Group II and Group III (the "Group I Cross-Collateralization Reserve Account", the "Group II Cross-Collateralization Reserve Account" and the "Group III Cross-Collateralization Reserve Account," respectively, each, a "Cross-Collateralization Reserve Account" and, together, the "Cross-Collateralization Reserve Accounts"), titled "____________, as Indenture Trustee, in trust for the registered holders Centex Home Equity Loan Asset-Backed Notes and the Insurer, and as Paying Agent for the Transferor in respect of the Ownership Interest, as their interests may appear, Series 200_-__ Group [1][2][3] Cross-Collateralization Reserve Account." Each Cross-Collateralization Reserve Account shall be an Eligible Account.

On each Distribution Date, the Indenture Trustee shall deposit any Cross-Collateralization Reserve Deposit for a Group and such Distribution Date in the Cross-Collateralization Reserve Account for such Group. The amounts on deposit, if any, in each Cross-Collateralization Reserve Account will be used to make Cross-Collateralization Payments in respect of each other Class of Notes, as provided in subsections (b)-(d) below. Amounts may be withdrawn or released from the Cross-Collateralization Reserve Accounts solely in accordance with subsections (b)-(e) of this Section 5.04. Amounts on deposit in each Cross-Collateralization Reserve Account may be invested in Eligible Investments pursuant to Section 5.06 below. Any investment earnings on such amounts will be retained in the related Cross-Collateralization Reserve Account.

(b)

On any Distribution Date on which the Note Principal Balance of the Notes in a Class (after giving effect to payments in respect of principal of such Notes, including any Cross-Collateralization Payments to be made from Excess Available Funds for the other Group(s), but before giving effect to withdrawals from the Cross-Collateralization Reserve Account for the other Group(s), on such Distribution Date) exceeds the Group Principal Balance for such Group as of the end of the related Remittance Period, the Indenture Trustee shall withdraw from the Cross-Collateralization Reserve Account for each other Group an amount in the aggregate equal to the lesser of (a) the Undercollateralization Amount, and (b) the amount on deposit in the related Cross-Collateralization Reserve Account and apply such withdrawn amount as a Cross-Collateralization Payment in accordance with Section 5.01(a). The amount to be withdrawn from each Cross-Collateralization Reserve Account is determined pursuant to Section 5.04(d)(2) below.

(c)

On any Distribution Date on which the sum of any Interest Deficiency and Insurer Reimbursement Deficiency, in each case with respect to a Group and such Distribution Date, exceeds the amount of Excess Available Funds for the other Group(s) and Distribution Date after application of such Excess Available Funds to any Cross-Collateralization Payment (such excess, the "Deficiency Excess"), the Indenture Trustee shall withdraw from each other Cross-Collateralization Reserve Account an amount equal in the aggregate to such Deficiency Excess and apply such withdrawn amount as a Cross-Collateralization Payment in accordance with Section 5.01(a).

(d)

(1)  Any Cross-Collateralization Payments shall be made first from all Excess Available Funds and then from amounts on deposit in the Cross-Collateralization Reserve Accounts.

(2)

If two Groups will make Cross-Collateralization Payments, each contributing Group will contribute to the amount calculated for the receiving Group in accordance with clause (b) of the definition of "Cross Collateralization Payment" pro rata, based on the amount of Excess Available Funds for each contributing Group, and if required, based on the amounts on deposit in the Cross-Collateralization Reserve Account of each contributing Group. Alternatively, if one Group will make a Cross-Collateralization Payment, each receiving Group shall share, pro rata, the Excess Available Funds and if required, the amounts withdrawn from the Cross-Collateralization Reserve Account, of the contributing Group, based on the amount calculated for each receiving Group in accordance with clause (b) of the definition of "Cross Collateralization Payment".

(e)

On any Distribution Date on which the amounts on deposit in a Cross-Collateralization Reserve Account for a Group exceed the Required Cross-Collateralization Reserve Amount with respect to such Group and Distribution Date (after giving effect to all distributions on such Distribution Date), the Indenture Trustee shall withdraw an amount equal to the Cross-Collateralization Reserve Release Amount for such Group and Distribution Date, and distribute such Cross-Collateralization Reserve Release Amount to the Transferor in respect of the Transferor Interest.

Section 5.05  Distribution Account.

The Indenture Trustee shall establish an account, which includes three separate subaccounts into which amounts in respect of each Group will be separately deposited (the "Distribution Account"), titled "________________, as Indenture Trustee, in trust for the registered holders of Centex Home Equity Loan Asset-Backed Notes and the Insurer, and as Paying Agent for the Transferor in respect of the Ownership Interest, as their interests may appear, Series 200_-__ Distribution Account." The Distribution Account shall be an Eligible Account. The Indenture Trustee shall deposit any amounts representing payments on and any collections in respect of the Home Equity Loans received by it immediately following receipt thereof to the appropriate subaccount in the Distribution Account including, without limitation, all amounts (i) withdrawn by the Servicer from the Principal and Interest Account pursuant to Sections 3.03 or 3.04 herein for deposit to the Distribution Account, (ii) drawn under any Insurance Policy in respect of an Insured Payment, or (iii) received by it in respect of a Cross-Collateralization Payment. Amounts on deposit in the Distribution Account may be invested in Eligible Investments pursuant to Section 5.06 below.

Section 5.06  Investment of Accounts.

(a)

So long as no Event of Servicing Termination shall have occurred and be continuing, and consistent with any requirements of the Code, all or a portion of any Account held by the Indenture Trustee shall be invested and reinvested by the Indenture Trustee, as directed in writing by the Servicer, in one or more Eligible Investments bearing interest or sold at a discount. If an Event of Servicing Termination shall have occurred and be continuing or if the Servicer does not provide investment directions, the Indenture Trustee shall invest all Accounts in Eligible Investments described in paragraph (vi) of the definition of Eligible Investments. No such investment shall mature later than (i) the Business Day immediately preceding the next Distribution Date, in the case of the Distribution Account, (ii) the Monthly Remittance Date immediately preceding the Distribution Date, in the case of the Principal and Interest Account, or (iii) the third Business Day immediately preceding the next Distribution Date, in the case of the Cross-Collateralization Reserve Accounts (except that, in the case of the Distribution Account, (i) if such Eligible Investment is an investment described in item (vi) of Eligible Investments or an obligation of the Indenture Trustee, then such Eligible Investment shall mature not later than such Distribution Date and (ii) any other date as may be approved by the Rating Agencies and the Insurer).

(b)

If any amounts are needed for disbursement from any Account held by the Indenture Trustee and sufficient uninvested funds are not available to make such disbursement, the Indenture Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Account.

(c)

The Indenture Trustee shall not in any way be held liable for the selection of Eligible Investments or by reason of any investment loss or charge or any insufficiency in any Account held by the Indenture Trustee resulting from any investment loss on any Eligible Investment included therein unless the Indenture Trustee's failure to perform in accordance with this Section is the cause of such loss or charge (except to the extent that the Indenture Trustee is the obligor and has defaulted thereon or as provided in subsection (b) of this Section). The Indenture Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any Eligible Investment prior to its stated maturity or the failure of the Servicer to provide timely written investment direction. In the absence of written investment direction, the Indenture Trustee shall invest funds in the Accounts in the Eligible Investment described in clause (vi) of the definition thereof.

(d)

The Indenture Trustee shall invest and reinvest funds in the Accounts held by the Indenture Trustee, to the fullest extent practicable, in such manner as the Servicer shall from time to time direct as set forth in Section 5.06(a), but only in one or more Eligible Investments.

(e)

So long as no Event of Servicing Termination shall have occurred and be continuing, all net income and gain realized from investment of, and all earnings on, funds deposited in the Principal and Interest Account and the Distribution Account shall be for the benefit of the Servicer as servicing compensation (in addition to the Servicing Fee), and shall (i) in the case of the Distribution Account, be subject to withdrawal by the Servicer on or before the first Business Day of the month following the month in which such income or gain is received; and (ii) in the case of the Principal and Interest Account, be subject to withdrawal by the Servicer immediately following remittance of the Monthly Remittance Amount on the Monthly Remittance Date. The Servicer shall deposit in the Principal and Interest Account or the Distribution Account, as the case may be, the amount of any loss incurred in respect of any Eligible Investment held therein which is in excess of the income and gain thereon immediately upon realization of such loss from its own funds, without any right to reimbursement therefore.

ARTICLE VI

THE SELLER, THE SERVICER AND THE DEPOSITOR

Section 6.01  Liability of the Seller, the Servicer and the Depositor.

The Seller and the Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Seller or Servicer, as the case may be, herein. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Depositor.

Section 6.02  Merger or Consolidation of, or Assumption of the Obligations of, the Seller, the Servicer or the Depositor.

Any corporation into which the Seller, the Servicer or Depositor may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller, the Servicer or the Depositor shall be a party, or any corporation succeeding to the business of the Seller, the Servicer or the Depositor, shall be the successor of the Seller, the Servicer or the Depositor, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor Servicer shall satisfy all the requirements of Section 7.02 with respect to the qualifications of a successor Servicer, and shall be approved by the Insurer.

Section 6.03  Limitation on Liability of the Servicer and Others.

Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Trust or the Noteholders for any action taken or for refraining from the taking of any action by the Servicer in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or negligence in the performance of duties of the Servicer or by reason of its reckless disregard of its obligations and duties of the Servicer hereunder; provided, further, that this provision shall not be construed to entitle the Servicer to indemnity in the event that amounts advanced by the Servicer to retire any senior lien exceed Net Liquidation Proceeds realized with respect to the related Home Equity Loan. The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer and any director or officer or employee or agent of the Servicer shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Notes, other than any loss, liability or expense related to any specific Home Equity Loan or Home Equity Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of its reckless disregard of obligations and duties hereunder. The Servicer may with the consent of the Insurer (which consent shall not be unreasonably withheld) undertake any such action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Noteholders hereunder. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust. The Servicer's right to indemnity or reimbursement pursuant to this Section 6.03 shall survive any resignation or termination of the Servicer pursuant to Section 6.04 or 7.01 below with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination). This paragraph shall apply to the Servicer solely in its capacity as Servicer hereunder and in no other capacities.

Section 6.04  Servicer Not to Resign.

Subject to the provisions of Section 6.02, Section 7.01 and Section 7.02 herein, the Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer or its subsidiaries or Affiliates at the date of this Agreement or (ii) upon satisfaction of the following conditions: (a) the Servicer has proposed a successor servicer to the Indenture Trustee in writing and such proposed successor servicer is reasonably acceptable to the Indenture Trustee; (b) each Rating Agency shall have delivered a letter to the Indenture Trustee prior to the appointment of the successor servicer stating that the proposed appointment of such successor servicer as Servicer hereunder will not result in the reduction or withdrawal of the then current rating of the Notes; and (c) such proposed successor servicer is reasonably acceptable to the Insurer, as evidenced by a letter to the Indenture Trustee; provided, however, that no such resignation by the Servicer shall become effective until such successor servicer or, in the case of (i) above, the Indenture Trustee shall have assumed the Servicer's responsibilities and obligations hereunder or the Indenture Trustee shall have designated a successor servicer in accordance with Section 7.02 below. Any such resignation shall not relieve the Servicer of responsibility for any of the obligations specified in Sections 7.01 and 7.02 below as obligations that survive the resignation or termination of the Servicer. Any such determination permitting the resignation of the Servicer pursuant to clause (i) above shall be evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee and the Insurer.

Section 6.05  Delegation of Duties.

In the ordinary course of business, the Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards comparable to those set forth in Section 3.01 herein. Such delegation shall not relieve the Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 6.04 above. The Servicer shall provide the Insurer and the Indenture Trustee with written notice prior to the delegation of any of its duties to any Person other than any of the Servicer's Affiliates or their respective successors and assigns, and the Insurer shall have consented to the appointment of any such Subservicer (which consent shall not have been unreasonably withheld).

Section 6.06  Indemnification by the Servicer.

The Servicer shall indemnify and hold harmless each of the Trust, the Depositor and the Indenture Trustee and its officers, directors, agents and employees from and against any loss, liability, expense, damage or injury suffered or sustained by reason of the Servicer's willful misfeasance, bad faith or negligence in the performance of its activities in servicing or administering the Home Equity Loans pursuant to this Agreement, including, but not limited to, any judgment, award, settlement, reasonable fees of, counsel of its selection and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim related to the Servicer's misfeasance, bad faith or negligence. Any such indemnification shall not be payable from the assets of the Trust. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof. The provisions of this Section 6.06 shall survive termination of the Agreement or the earlier of the resignation or removal of the Servicer or the Indenture Trustee, as the case may be. In addition, the Servicer agrees to indemnify the Indenture Trustee pursuant to Section [6.7] of the Indenture.

ARTICLE VII

SERVICING TERMINATION

Section 7.01  Events of Servicing Termination.

If any one of the following events ("Events of Servicing Termination") shall occur and be continuing:

(i)

The Servicer shall (a) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian or similar entity with respect to itself or its property, (b) admit in writing its inability to pay its debts generally as they become due, (c) make a general assignment for the benefit of creditors, (d) be adjudicated a bankrupt or insolvent, (e) commence a voluntary case under the federal bankruptcy laws of the United States of America or any state bankruptcy law or similar laws or file a voluntary petition or answer seeking reorganization, an arrangement with creditors or an order for relief or seeking to take advantage of any insolvency law or file an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding or (f) take corporate action for the purpose of effecting any of the foregoing; or

(ii)

If without the application, approval or consent of the Servicer, a proceeding shall be instituted in any court of competent jurisdiction, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking in respect of the Servicer an order for relief or an adjudication in bankruptcy, reorganization, dissolution, winding up, liquidation, a composition or arrangement with creditors, a readjustment of debts, the appointment of a trustee, receiver, liquidator or custodian or similar entity with respect to the Servicer or of all or any substantial part of its assets, or other like relief in respect thereof under any bankruptcy or insolvency law, and, if such proceeding is being contested by the Servicer in good faith, the same shall (A) result in the entry of an order for relief or any such adjudication or appointment or (B) continue undismissed or pending and unstayed for any period of seventy-five (75) consecutive days; or

(iii)

The Servicer shall fail to perform any one or more of its obligations hereunder and shall continue in default thereof for a period of thirty (30) days (one (1) Business Day in the case of a delay in making a payment or deposit required of the Servicer under this Agreement) after the earlier of (a) actual knowledge of an officer of the Servicer or (b) receipt of notice from the Indenture Trustee or the Insurer of said failure; provided, however, that if the Servicer can demonstrate to the reasonable satisfaction of the Insurer that it is diligently pursuing remedial action, then the cure period may be extended with the written approval of the Insurer; or

(iv)

The Servicer shall fail to cure any breach of any of its representations and warranties set forth in Section 2.03 or in the other Transaction Documents which materially and adversely affects the interests of the Owners or the Insurer which remains unremedied for a period of sixty (60) days after the earlier of the Servicer's discovery or receipt of notice thereof; provided, however, that if the Servicer can demonstrate to the reasonable satisfaction of the Insurer that it is diligently pursuing remedial action, then the cure period may be extended with the written approval of the Insurer; or

(v)

The merger, consolidation or other combination of the Servicer with or into any other entity, unless (1) the Servicer or an Affiliate of the Servicer is the surviving entity of such combination or (2) the surviving entity (A) is servicing at least $300,000,000 of home equity loans that are similar to the Home Equity Loans, (B) has Tangible Net Worth of not less than $35,000,000 (as determined in accordance with generally acceptable account principles), (C) is consented to by the Insurer (such consent not to be unreasonably withheld) and (D) agrees to assume the Servicer's obligations hereunder; or

(vi)

The failure of the Servicer to satisfy the Servicer Termination Test; or

(vii)

The Servicer shall be declared in default of its credit facility by its credit facility provider, which default, if left uncured, would result in termination or acceleration of amounts owed thereunder; or

(viii)

Centex Corporation or its successors shall fail to own, directly or indirectly, at least 51% of the Servicer unless (a) the Servicer shall be rated at least investment grade by each Rating Agency or (b) the Servicer shall have at all times committed financing capacity in a total amount of at least three times the Servicer's average loan originations funded during the immediately preceding three calendar months.

then, and in each and every such case, so long as an Event of Servicing Termination shall not have been remedied within the applicable grace period, the Indenture Trustee shall, at the direction of the Insurer or the Holders of Notes representing not less than 51% of the aggregate Note Principal Balance of all Classes of Notes (with the consent of the Insurer, so long as no Insurer Default exists), by notice then given in writing to the Servicer (and to the Indenture Trustee if given by Holders of Notes), terminate all of the rights and obligations of the Servicer as servicer under this Agreement. Any such notice to the Servicer shall also be given to each Rating Agency, the Depositor, the Trust and the Insurer. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Notes or the Home Equity Loans or otherwise, shall pass to and be vested in the Indenture Trustee pursuant to and under this Section 7.01; and, without limitation, the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Home Equity Loan and related documents or otherwise. The Servicer agrees to cooperate with the Indenture Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Indenture Trustee for the administration by it of all cash amounts that shall at the time be held by the Servicer and to be deposited by it in Principal and Interest Account, or that have been deposited by the Servicer in the Principal and Interest Account or thereafter received by the Servicer with respect to the Home Equity Loans. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Mortgage Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 7.01 shall be paid by the predecessor Servicer (or if the predecessor Servicer is the Indenture Trustee, the initial Servicer) upon presentation of reasonable documentation of such costs and expenses.

[In addition, upon the occurrence of any Trigger Event, as provided in the Insurance Agreement, and upon the direction of the Insurer in connection therewith, the Indenture Trustee shall terminate the rights and responsibilities of the Servicer hereunder and shall appoint a successor Servicer in accordance with the provisions of Section 7.02.]

Section 7.02  Indenture Trustee to Act; Appointment of Successor.

(a)

On and after the time the Servicer receives a notice of termination pursuant to Section 7.01 or resigns pursuant to 6.04 herein, the Indenture Trustee or a previously agreed upon successor Servicer shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof. The Indenture Trustee will immediately assume all obligations of the Servicer to make Delinquency Advances. As compensation therefor, the Indenture Trustee shall be entitled to such compensation as the Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, (i)  if the Indenture Trustee is unwilling to act as successor Servicer, or (ii) if the Indenture Trustee is legally unable so to act, the Indenture Trustee shall appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, bank or other home equity loan or home equity loan servicer which has been designated as an approved seller-servicer by FNMA or FHLMC for first and second home equity loans and having a net worth of not less than $50,000,000 (or such lower level as may be acceptable to the Insurer) as determined in accordance with generally accepted accounting practices as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided that any such successor Servicer shall be acceptable to the Insurer, as evidenced by the Insurer's prior written consent; and provided, further, that the appointment of any such successor Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Notes by the Rating Agencies. Pending appointment of a successor to the Servicer hereunder, unless the Indenture Trustee is prohibited by law from so acting, the Indenture Trustee shall act in such capacity as hereinabove provided. Notwithstanding anything herein or in the Indenture to the contrary, in no event shall the Indenture Trustee be held liable for any Servicing Fee or for any differential in the amount necessary to induce any successor servicer to act as successor servicer under this Agreement and the transactions set forth or provided for therein. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Home Equity Loans in an amount equal to the compensation which the Servicer would otherwise have received pursuant to Section 3.12 herein (or such lesser compensation as the Indenture Trustee and such successor shall agree). The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer to pay any deductible under an insurance policy pursuant to Section 3.06 herein or to indemnify any party pursuant to Section 6.06), nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by such Servicer of any of its representations or warranties contained herein or in any related document or agreement. The Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

(b)

Any successor, including the Indenture Trustee, to the Servicer as servicer shall during the term of its service as servicer (i) continue to service and administer the Home Equity Loans for the benefit of the Trust, and (ii) maintain in force an insurance policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.17 herein.

Section 7.03  Waiver of Defaults.

The Insurer or the or the Holders of Notes representing not less than 51% of the aggregate Note Principal Balance of all Classes of Notes, with the consent of the Insurer (which consent shall not be unreasonably withheld) may, on behalf of all Noteholders, waive any events permitting removal of the Servicer as servicer pursuant to this Article VII, provided, however, that the Insurer and the Holders of Notes representing not less than 51% of the aggregate Note Principal Balance of all Classes of Notes may not waive a default in making a required distribution on a Note without the consent of the Holder of such Note. Upon any waiver of a past default, such default shall cease to exist and any Event of Servicing Termination arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Indenture Trustee to the Rating Agencies.

Section 7.04  Notification to Noteholders.

Upon any termination or appointment of a successor to the Servicer pursuant to this Article VII or Section 6.04 above, the Indenture Trustee shall give prompt written notice thereof to the Noteholders at their respective addresses appearing in the Note Register, the Insurer and each Rating Agency.

ARTICLE VIII

TERMINATION

Section 8.01  Termination.

(a)

The respective obligations and responsibilities of the Depositor, the Seller, the Servicer, the Trust and the Indenture Trustee created hereby (other than the obligation of the Indenture Trustee to make certain payments to Noteholders after the Final Distribution Date and the obligation of the Servicer to send certain notices as hereinafter set forth) shall terminate upon notice to the Indenture Trustee of the later of (A) payment in full of all amounts owing to the Insurer unless the Insurer shall otherwise consent and (B) the earliest of (i) the final payment or other liquidation of the last Home Equity Loan remaining in the Trust; (ii) the optional purchase by the Servicer of the Home Equity Loans as described below and (iii) the Final Distribution Date. Notwithstanding the forgoing, in no event shall the trust created hereby continue beyond the expiration of 21 years from the date of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

(b)

The Servicer may, at its option, terminate this Agreement on any Monthly Remittance Date on or after the Clean-Up Call Date by purchasing all of the outstanding Home Equity Loans and REO Properties at a price equal to the sum of the outstanding Pool Principal Balance and accrued and unpaid interest thereon at the weighted average of the Coupon Rates through the end of the Remittance Period preceding the final Distribution Date, together with all amounts due and owing to the Insurer (the "Termination Price").

In connection with any such purchase pursuant to the preceding paragraph, the Servicer shall deposit in the Distribution Account all amounts then on deposit in the Principal and Interest Account (less amounts permitted to be withdrawn by the Servicer pursuant to Section 3.03), which deposit shall be deemed to have occurred immediately preceding such purchase.

Any such purchase shall be accomplished by deposit into the Distribution Account on the Monthly Remittance Date before such Distribution Date of the Termination Price.

(c)

Notice of any termination, specifying the Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Noteholders may surrender their Notes to the Indenture Trustee for payment of the final distribution and cancellation, shall be given promptly by the Indenture Trustee (upon receipt of written directions from the Servicer, if the Servicer is exercising its right to transfer of the Home Equity Loans, given not later than the first day of the month preceding the month of such final distribution) to the Insurer and to the Servicer by letter to the Noteholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (i) the Distribution Date upon which final distribution of the Notes will be made upon presentation and surrender of Notes at the office or agency of the Indenture Trustee therein designated, (ii) the amount of any such final distribution and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Notes at the office or agency of the Indenture Trustee therein specified.

(d)

Upon presentation and surrender of the Notes, the Indenture Trustee shall cause to be distributed to the Holders of the Notes on the Distribution Date for such final distribution, in proportion to the Percentage Interests of their respective Notes and to the extent that funds are available for such purpose, an amount equal to the amount required to be distributed to Noteholders pursuant to Section 5.01 for such Distribution Date. On the final Distribution Date prior to having made the distributions called for above, the Indenture Trustee shall, based upon the information set forth in the Servicing Certificate for such Distribution Date, withdraw from the Distribution Account and remit to the Insurer the lesser of (x) the amount available for distribution on such final Distribution Date, net of any portion thereof necessary to pay the Noteholders pursuant to Section 5.01(a) and any amounts owing to the Indenture Trustee in respect of the Indenture Trustee Fee and (y) the unpaid amounts due and owing to the Insurer pursuant to the Insurance Agreement.

(e)

In the event that all of the Noteholders shall not surrender their Notes for final payment and cancellation on or before such final Distribution Date, the Indenture Trustee shall promptly following such date cause all funds in the Distribution Account not distributed in final distribution to Noteholders, to be withdrawn therefrom and credited to the remaining Noteholders by depositing such funds in a separate escrow account for the benefit of such Noteholders, and the Servicer (if the Servicer has exercised its right to purchase the Home Equity Loans) or the Indenture Trustee (in any other case) shall give a second written notice to the remaining Noteholders to surrender their Notes for cancellation and receive the final distribution with respect thereto. If within nine months after the second notice all the Notes shall not have been surrendered for cancellation, the Transferor Interest will be entitled to all unclaimed funds and other assets which remain subject hereto and the Indenture Trustee upon transfer of such funds shall be discharged of any responsibility for such funds and the Noteholders shall look to the holder of the Transferor Interest for payment.

(f)

Upon payment of all amounts owed under any Insurance Policy and cancellation of the Notes, the Indenture Trustee shall provide the Insurer notice of cancellation of the Notes and surrender the Insurance Policy to the Insurer.

ARTICLE IX

MISCELLANEOUS PROVISIONS

Section 9.01  Amendment.

(a)

This Agreement may be amended from time to time by the Depositor, the Seller, the Servicer, the Trust and the Indenture Trustee by written agreement, without the consent of any of the Noteholders, but only with the consent of the Insurer (which consent shall not be unreasonably withheld) (i) to cure any ambiguity, (ii) to correct any defective provisions or to correct or supplement any provisions herein that may be inconsistent with any other provisions herein, (iii) to add to the duties of the Servicer, (iv) to add any other provisions with respect to matters or questions arising under this Agreement or any Insurance Policy, as the case may be, which shall not be inconsistent with the provisions of this Agreement, (v) to add or amend any provisions of this Agreement as required by any Rating Agency or any other nationally recognized statistical rating agency in order to maintain or improve any rating of the Notes (it being understood that, after obtaining the ratings in effect on the Closing Date, neither the Indenture Trustee, the Seller, the Depositor nor the Servicer is obligated to obtain, maintain or improve any such rating), or (vi) to amend the definition of Specified O/C Amount; provided, however, that as evidenced by an Opinion of Counsel (at the expense of the party requesting such amendment) in each case such action shall not, (1) have any material adverse tax consequence with respect to such Noteholder, the Insurer or the Trust or (2) adversely affect in any material respect the interest of any Noteholder or the Insurer, provided, further, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Noteholder or the Insurer, and no Opinion of Counsel to that effect shall be required by this clause (2) if the Person requesting the amendment obtains a letter from the Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Notes without regard to any Insurance Policy.

(b)

This Agreement also may be amended from time to time by the Seller, the Servicer, the Depositor, the Trust and the Indenture Trustee, with the consent of the Holders of Notes representing not less than 51% of the aggregate Note Principal Balance of the Class of Notes affected thereby, or 51% of the aggregate Note Principal Balance of all Classes of Notes if all such Classes are affected thereby, and with the consent of the Insurer (which consent shall not be unreasonably withheld), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Transferor in respect of the Ownership Interest; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments on the Notes or distributions or payments under any Insurance Policy which are required to be made on the Notes or without the consent of the Holder of such Notes or (ii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Notes then outstanding.

Prior to the execution of any such amendments, the Indenture Trustee shall furnish written notification of the substance of such amendment to each Rating Agency. In addition, promptly after the execution of any such amendment made with the consent of the Noteholders, the Indenture Trustee shall furnish written notification of the substance of such amendment to each Noteholder and fully executed original counterparts of the instruments effecting such amendment to the Insurer.

(c)

It shall not be necessary for the consent of Noteholders under this Section 9.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Noteholders shall be subject to such reasonable requirements as the Indenture Trustee may prescribe.

Prior to the execution of any amendment to this Agreement, each of the Indenture Trustee and the Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and all conditions precedent to the execution of such amendment have been met. The Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Indenture Trustee's own rights, duties, indemnities or immunities under this Agreement.

Section 9.02  Recordation of Agreement.

To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Noteholders' expense on direction of the Indenture Trustee or the Holders of Notes representing not less than 51% of the aggregate Note Principal Balance of all Classes of Notes, but only when accompanied by an opinion of counsel to the effect that such recordation materially and beneficially affects the interests of the Noteholders or is necessary for the administration or servicing of the Home Equity Loans.

Section 9.03  Duration of Agreement.

This Agreement shall continue in existence and effect until terminated as herein provided.

Section 9.04  Governing Law.

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

Section 9.05  Notices.

All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by overnight mail, certified mail or registered mail, postage prepaid, to:  (i) in the case of the Seller, the Trust or the Servicer, _________________, Attention: __________, ________________________, (ii) in the case of the Indenture Trustee, _________________, (iii) in the case of the Insurer, _____________________________, (iv) in the case of Moody's, 99 Church Street, 6th Floor, New York, New York 10007 Attention: Residential Mortgage Monitoring, (v) in the case of Standard & Poor's, 55 Water Street, 41st Floor, New York, New York 10004, (vi) in the case of the Depositor, __________________________________ and (vii)  in the case of the Noteholders, as set forth in the Note Register. Any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice by such party, except that notices to the Noteholders shall be effective upon mailing or personal delivery.

Section 9.06  Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

Section 9.07  No Partnership.

Nothing herein contained shall be deemed or construed to create any partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor.

Section 9.08  Counterparts.

This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same Agreement.

Section 9.09  Successors and Assigns.

This Agreement shall inure to the benefit of and be binding upon the Servicer, the Seller, the Trust, the Indenture Trustee and the Noteholders and their respective successors and permitted assigns. The Insurer is an express third party beneficiary of this Agreement.

Section 9.10  Headings.

The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

Section 9.11  Indenture Trustee.

All privileges, rights and immunities given to the Indenture Trustee in the Indenture are hereby extended to and applicable to the Indenture Trustee's obligations hereunder.

Section 9.12  Reports to Rating Agencies.

The Indenture Trustee shall provide to each Rating Agency copies of statements, reports and notices, to the extent received or prepared by the Servicer hereunder, as follows:

(i)

copies of amendments to this Agreement;

(ii)

notice of any substitution or repurchase of any Home Equity Loans;

(iii)

notice of any termination, replacement, succession, merger or consolidation of either the Servicer or the Trust;

(iv)

notice of final payment on the Notes;

(v)

notice of any Event of Servicing Termination;

(vi)

copies of any compliance reports delivered by the Servicer hereunder including Section 3.13 herein; and

(vii)

copies of any Servicing Certificate pursuant to Section 5.03 herein.

Section 9.13  Inconsistencies Among Transaction Documents.

In the event certain provisions of a Transaction Document conflict with the provisions of this Sale and Servicing Agreement, the parties hereto agree that the provisions of this Sale and Servicing Agreement shall be controlling.

Section 9.14  Rights of the Insurer to Exercise Rights of Noteholders.

By accepting its Note, each Noteholder agrees that unless an Insurer Default exists, the Insurer shall have the right to exercise all rights of the Noteholders as specified under this Agreement without any further consent of the Noteholders. Any right conferred to the Insurer hereunder shall be suspended and shall run to the benefit of the Noteholders during any period in which there exists an Insurer Default.

ARTICLE X

EXCHANGE ACT REPORTING

Section 10.01  Filing Obligations.

The Servicer, the Indenture Trustee and each Seller shall reasonably cooperate with the Depositor in connection with the satisfaction of the Depositor’s reporting requirements under the Exchange Act with respect to the Trust Estate.  In addition to the information specified below, if so requested by the Depositor for the purpose of satisfying its reporting obligation under the Exchange Act, the Servicer, the Indenture Trustee and each Seller shall (and the Servicer shall cause each Subservicer to) provide the Depositor with (a) such information which is available to such Person without unreasonable effort or expense and within such timeframe as may be reasonably requested by the Depositor to comply with the Depositor’s reporting obligations under the Exchange Act and (b) to the extent such Person is a party (and the Depositor is not a party) to any agreement or amendment required to be filed, copies of such agreement or amendment in EDGAR-compatible form.

Section 10.02  Form 10-D Filings.

(a)

In accordance with the Exchange Act, the Indenture Trustee shall prepare for filing and file within 15 days after each Distribution Date (subject to permitted extensions under the Exchange Act) with the Commission with respect to the Trust Estate, a Form 10-D with copies of the Monthly Report and, to the extent delivered to the Indenture Trustee, no later than 10 days following the Distribution Date, such other information identified by the Depositor or the Servicer, in writing, to be filed with the Commission (such other information, the “Additional Designated Information”).  If the Depositor or Servicer directs that any Additional Designated Information is to be filed with any Form 10-D, the Depositor or Servicer, as the case may be, shall specify the Item on Form 10-D to which such information is responsive and, with respect to any Exhibit to be filed on Form 10-D, the Exhibit number.  Any information to be filed on Form 10-D shall be delivered to the Indenture Trustee in EDGAR-compatible form or as otherwise agreed upon by the Indenture Trustee and the Depositor or the Servicer, as the case may be, at the Depositor’s expense, and any necessary conversion to EDGAR-compatible format will be at the Depositor’s expense.  At the reasonable request of, and in accordance with the reasonable directions of, the Depositor or the Servicer, subject to the two preceding sentences, the Indenture Trustee shall prepare for filing and file an amendment to any Form 10-D previously filed with the Commission with respect to the Trust Estate.  The Servicer shall sign the Form 10-D filed on behalf of the Trust Estate.

(b)

No later than each Distribution Date, each of the Servicer and the Indenture Trustee shall notify (and the Servicer shall cause any Subservicer to notify) the Depositor and the Servicer of any Form 10-D Disclosure Item, together with a description of any such Form 10-D Disclosure Item in form and substance reasonably acceptable to the Depositor.  In addition to such information as the Servicer and the Indenture Trustee are obligated to provide pursuant to other provisions of this Agreement, if so requested by the Depositor, each of the Servicer and the Indenture Trustee shall provide such information which is available to the Servicer and the Indenture Trustee, as applicable, without unreasonable effort or expense regarding the performance or servicing of the Home Equity Loans (in the case of the Indenture Trustee, based on the information provided by the Servicer) as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB.  Such information shall be provided concurrently with the delivering of the reports, commencing with the first such report due not less than five Business Days following such request.

(c)

The Indenture Trustee shall not have any responsibility to file any items (other than those generated by it) that have not been received in a format suitable (or readily convertible into a format suitable) for electronic filing via the EDGAR system and shall not have any responsibility to convert any such items to such format (other than those items generated by it or that are readily convertible to such format).  The Indenture Trustee shall have no liability to the Noteholders, the Trust Estate, the Servicer or the Depositor with respect to any failure to properly prepare or file any of Form 10-D to the extent that such failure is not the result of any negligence, bad faith or willful misconduct on its part.

Section 10.03  Form 8-K Filings.

The Servicer shall prepare and file on behalf of the Trust Estate any Form 8-K required by the Exchange Act.  Each Form 8-K must be signed by the Servicer.  Each of the Servicer (and the Servicer shall cause any Subservicer to promptly notify) and the Indenture Trustee shall promptly notify the Depositor and the Servicer (if the notifying party is not the Servicer), but in no event later than one (1) Business Day after its occurrence, of any Reportable Event of which it has actual knowledge.  Each Person shall be deemed to have actual knowledge of any such event to the extent that it relates to such Person or any action or failure to act by such Person.  Concurrently with any Supplemental Transfer, the Sponsor shall notify the Depositor and the Servicer, if any material pool characteristic of the actual asset pool at the time of issuance of the Notes differs by 5% or more (other than as a result of the pool assets converting into cash in accordance with their terms) from the description of the asset pool in the Prospectus Supplement.

Section 10.04  Form 10-K Filings.

Prior to March 20th of each year, commencing in 2007 (or such earlier date as may be required by the Exchange Act), the Depositor shall prepare and file on behalf of the Trust Estate a Form 10-K, in form and substance as required by the Exchange Act.  A senior officer in charge of the servicing function of the Servicer shall sign each Form 10-K filed on behalf of the Trust Estate.  Such Form 10-K shall include as exhibits each (i) annual compliance statement described under Section 3.13, (ii) annual report on assessments of compliance with servicing criteria described under Section 10.07 and (iii) accountant’s report described under Section 10.07.  Each Form 10-K shall also include any Sarbanes-Oxley Certification required to be included therewith, as described in Section 10.05.

If the Item 1119 Parties listed on Exhibit M have changed since the Closing Date, no later than March 1 of each year, the Servicer shall provide each of the Servicer (and the Servicer shall provide any Subservicer) and the Indenture Trustee with an updated Exhibit M setting forth the Item 1119 Parties.  No later than March 15 of each year, commencing in 2007, the Servicer and the Indenture Trustee shall notify (and the Servicer shall cause any Subservicer to notify) the Depositor and the Servicer of any Form 10-K Disclosure Item, together with a description of any such Form 10-K Disclosure Item in form and substance reasonably acceptable to the Depositor.  Additionally, each of the Servicer and the Indenture Trustee shall provide, and shall cause each Reporting Subcontractor retained by the Servicer or the Indenture Trustee, as applicable, and in the case of the Servicer shall cause each Subservicer, to provide, the following information no later than March 15 of each year in which a Form 10-K is required to be filed on behalf of the Trust Estate: (i) if such Person’s report on assessment of compliance with servicing criteria described under Section 10.07 or related registered public accounting firm attestation report described under Section 10.07 identifies any material instance of noncompliance, notification of such instance of noncompliance and (ii) if any such Person’s report on assessment of compliance with the servicing criteria or related registered public accounting firm attestation report is not provided to be filed as an exhibit to such Form 10-K, information detailing the explanation why such report is not included.

Section 10.05  Sarbanes-Oxley Certification.

Each Form 10-K shall include a certification (the “Sarbanes-Oxley Certification”) required by Rules 13a 14(d) and 15d 14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission promulgated thereunder (including any interpretations thereof by the Commission’s staff)).  No later than March 15 of each year, beginning in 2007, the Servicer and the Indenture Trustee shall (unless such person is the Certifying Person), and the Servicer shall cause each Subservicer and each Reporting Subcontractor and the Indenture Trustee shall cause each Reporting Subcontractor to, provide to the Person who signs the Sarbanes-Oxley Certification (the “Certifying Person”) a certification (each, a “Performance Certification”), in the form attached hereto as Exhibit N 2 (in the case of a Subservicer or any Reporting Subcontractor of the Servicer or a Subservicer) and Exhibit N 1 (in the case of the Indenture Trustee or any Reporting Subcontractor of the Indenture Trustee), on which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity’s officers, directors and Affiliates (collectively with the Certifying Person, “Certification Parties”) can reasonably rely.  The senior officer in charge of the servicing function of the Servicer shall serve as the Certifying Person on behalf of the Trust Estate.  Neither the Servicer nor the Depositor will request delivery of a certification under this clause unless the Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to the Trust Estate.  In the event that prior to the filing date of the Form 10-K in March of each year, the Indenture Trustee or the Depositor has actual knowledge of information material to the Sarbanes-Oxley Certification, the Indenture Trustee or the Depositor, as the case may be, shall promptly notify the Servicer and the Depositor.  The respective parties hereto agree to cooperate with all reasonable requests made by any Certifying Person or Certification Party in connection with such Person’s attempt to conduct any due diligence that such Person reasonably believes to be appropriate in order to allow it to deliver any Sarbanes-Oxley Certification or portion thereof with respect to the Trust Estate.

Section 10.06  Form 15 Filing.

Prior to January 30 of the first year in which the Depositor is able to do so under applicable law, the Depositor shall file a Form 15 relating to the automatic suspension of reporting in respect of the Trust Estate under the Exchange Act.

Section 10.07  Report on Assessment of Compliance and Attestation.

(a)

On or before March 20 of each calendar year, commencing in 2007:

(i)

Each of the Servicer and the Indenture Trustee (as Indenture Trustee and as Custodian) shall deliver to the Depositor and the Servicer a report (in form and substance reasonably satisfactory to the Depositor) regarding the Servicer’s or the Indenture Trustee’s, as applicable, assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a 18 and 15d 18 of the Exchange Act and Item 1122 of Regulation AB.  Such report shall be signed by an authorized officer of such Person and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit O hereto delivered to the Depositor concurrently with the execution of this Agreement.  To the extent any of the Servicing Criteria are not applicable to such Person, with respect to asset-backed securities transactions taken as a whole involving such Person and that are backed by the same asset type backing the Notes, such report shall include such a statement to that effect.  The Depositor and the Servicer, and each of their respective officers and directors shall be entitled to rely on upon each such servicing criteria assessment.

(ii)

Each of the Servicer and the Indenture Trustee shall deliver to the Depositor and the Servicer a report of a registered public accounting firm reasonably acceptable to the Depositor that attests to, and reports on, the assessment of compliance made by Servicer or the Indenture Trustee, as applicable, and delivered pursuant to the preceding paragraphs.  Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act, including, without limitation that in the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion.  Such report must be available for general use and not contain restricted use language.  To the extent any of the Servicing Criteria are not applicable to such Person, with respect to asset-backed securities transactions taken as a whole involving such Person and that are backed by the same asset type backing the Notes, such report shall include such a statement that that effect.

(iii)

The Servicer shall cause each Subservicer and each Reporting Subcontractor to deliver to the Depositor an assessment of compliance and accountant’s attestation as and when provided in paragraphs (a) and (b) of this Section 10.07.

(iv)

The Indenture Trustee shall cause each Reporting Subcontractor to deliver to the Depositor and the Servicer an assessment of compliance and accountant’s attestation as and when provided in paragraphs (a) and (b) of this Section.

(v)

The Servicer and the Indenture Trustee shall execute (and the Servicer shall cause each Subservicer to execute, and the Servicer and the Indenture Trustee shall cause each Reporting Subcontractor to execute) a reliance certificate to enable the Certification Parties to rely upon each (i) annual compliance statement provided pursuant to Section 3.13, (ii) annual report on assessments of compliance with servicing criteria provided pursuant to this Section 10.07 and (iii) accountant’s report provided pursuant to this Section 10.07 and shall include a certification that each such annual compliance statement or report discloses any deficiencies or defaults described to the registered public accountants of such Person to enable such accountants to render the certificates provided for in this Section 10.07.

(b)

In the event the Servicer, any Subservicer, the Indenture Trustee or Reporting Subcontractor is terminated or resigns during the term of this Agreement, such Person shall provide documents and information required by this Section 10.07 with respect to the period of time it was subject to this Agreement or provided services with respect to the Trust Estate, the Notes or the Home Equity Loans.

(c)

Each assessment of compliance provided by a Subservicer pursuant to Section 10.07(a)(iii) shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit N 2 hereto delivered to the Depositor concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment.  An assessment of compliance provided by a Subcontractor pursuant to Section 10.07(a)(iii) or (iv) need not address any elements of the Servicing Criteria other than those specified by the Servicer or the Indenture Trustee, as applicable, pursuant to Section 10.07(a)(i).

Section 10.08  Use of Subservicers and Subcontractors.

(a)

The Servicer shall cause any Subservicer used by the Servicer (or by any Subservicer) for the benefit of the Depositor to comply with the provisions of Section 3.13 and this Article X to the same extent as if such Subservicer were the Servicer (except with respect to the Servicer’s duties with respect to preparing and filing any Exchange Act Reports or as the Certifying Person).  The Servicer shall be responsible for obtaining from each Subservicer and delivering to the Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 3.13, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 10.07 and any certification required to be delivered to the Certifying Person under Section 10.05 as and when required to be delivered.  As a condition to the succession to any Subservicer as subservicer under this Agreement by any Person (i) into which such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to any Subservicer, the Servicer shall provide to the Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K.

(b)

It shall not be necessary for the Servicer, any Subservicer or the Indenture Trustee to seek the consent of the Depositor or any other party hereto to the utilization of any Subcontractor.  The Servicer or the Indenture Trustee, as applicable, shall promptly upon request provide to the Depositor (or any designee of the Depositor, such as the Servicer or administrator) a written description (in form and substance satisfactory to the Depositor) of the role and function of each Subcontractor utilized by such Person (or in the case of the Servicer or any Subservicer), specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

As a condition to the utilization of any Subcontractor determined to be a Reporting Subcontractor, the Servicer or the Indenture Trustee, as applicable, shall cause any such Subcontractor used by such Person (or in the case of the Servicer or any Subservicer) for the benefit of the Depositor to comply with the provisions of Sections 10.07 and 10.09 of this Agreement to the same extent as if such Subcontractor were the Servicer (except with respect to the Servicer’s duties with respect to preparing and filing any Exchange Act Reports or as the Certifying Person) or the Indenture Trustee, as applicable.  The Servicer or the Indenture Trustee, as applicable, shall be responsible for obtaining from each Subcontractor and delivering to the Depositor and the Servicer, any assessment of compliance and attestation required to be delivered by such Subcontractor under Section 10.05 and Section 10.07, in each case as and when required to be delivered.

Section 10.09  Amendments.

In the event the parties to this Agreement desire to further clarify or amend any provision of this Article X, this Agreement shall be amended to reflect the new agreement between the parties covering matters in this Article X pursuant to Section 9.01, which amendment shall not require any Opinion of Counsel or Rating Agency confirmations or the consent of any Noteholder.  If, during the period that the Depositor is required to file Exchange Act Reports with respect to the Trust Estate, the Servicer is no longer an Affiliate of the Depositor, the Depositor shall assume the obligations and responsibilities of the Servicer in this Article X with respect to the preparation and filing of the Exchange Act Reports and/or acting as the Certifying Person, if the Depositor has received indemnity from such successor Servicer satisfactory to the Depositor, and such Servicer has agreed to provide a Sarbanes-Oxley Certification to the Depositor substantially in the form of Exhibit P, and the certificates referred to in Section 10.07.

IN WITNESS WHEREOF, the following have caused their names to be signed by their respective officers thereunto duly authorized, as of the day and year first above written, to this Sale and Servicing Agreement.

CENTEX HOME

EQUITY LOAN TRUST 200_-__,

By: ____________________________, not in its individual capacity but solely as Owner Trustee

By:____________________________________

Name:

Title:

CENTEX HOME EQUITY COMPANY, LLC

as Seller and Servicer

By:____________________________________

Name:

Title:

CHEC FUNDING, LLC

as Depositor

By:____________________________________

Name:

Title:

_________________________________________

as Indenture Trustee

By:____________________________________

Name:

Title:

THE STATE OF ____________

)

)

COUNTY OF __________

)

BEFORE ME, on _____________ ___, 200_, the undersigned authority, a Notary Public, on this day personally appeared __________________, known to me to be a person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said __________________________ not in its individual capacity but in its capacity as Owner Trustee of CENTEX HOME EQUITY LOAN TRUST 200_-__, as the Trust, and that he executed the same as the act of such corporation for the purpose and consideration therein expressed, and in the capacity therein stated.

______________________________

Notary Public, State of ___________

EXHIBIT A-1
SCHEDULE OF GROUP I HOME EQUITY LOANS

A copy of this Schedule is maintained by the Indenture Trustee at the Corporate Trust Office and by the Servicer.

EXHIBIT A-2 SCHEDULE OF GROUP II HOME EQUITY LOANS

A copy of this Schedule is maintained by the Indenture Trustee at the Corporate Trust Office and by the Servicer.

EXHIBIT A-3 SCHEDULE OF GROUP III HOME EQUITY LOANS

A copy of this Schedule is maintained by the Indenture Trustee at the Corporate Trust Office and by the Servicer.

EXHIBIT B

FORM OF LIST OF SERVICING OFFICERS

Below are the respective names and specimen signatures of Officers of the Servicer involved in, or responsible for, the administration and servicing of the Home Equity Loans.

Servicing Officer	Specimen Signature

EXHIBIT C

FORM OF MONTHLY STATEMENT TO NOTEHOLDERS

Each Noteholder will receive from the Trustee a statement setting forth, with respect to each distribution date and each class of certificates:

(1)

the aggregate amount of the distribution to the Noteholders on the related distribution date;

(2)

the amount of distribution set forth in paragraph (1) above in respect of interest and the amount thereof in respect of any related Interest Carryover Shortfall, and the amount of any related Interest Carryover Shortfall remaining;

(3)

the aggregate amount of any related Interest Carryover Shortfall, and the amount of any related Interest Carryover Shortfall remaining;

(4)

the amount of the distribution set forth in paragraph (1) above in respect of principal and the amount thereof in respect of the Principal Shortfall Amount (as defined in the indenture), and any remaining Principal Shortfall Amount;

(5)

the amount of Excess Spread for each group and the amount applied as a distribution of Distributable Excess Spread on the Notes;

(6)

the Guaranteed Principal Amount for each group for the distribution date;

(7)

[the amount paid under the note insurance policy for the distribution date in respect of the Interest Distribution to each class of notes;]

(8)

the servicing fee;

(9)

the home equity loan pool balance and each home equity loan group balance as of the close of business on the last day of the preceding Remittance Period;

(10)

the note principal balance for each class of Notes after giving effect payments allocated to principal above;

(11)

the amount of overcollateralization for each group as of the close of business on the distribution date, after giving effect to distributions of principal on the distribution date;

(12)

the number and aggregate principal balances of the home equity loans in each group as to which the minimum monthly payment is delinquent for 30 to 59 days, 60 to 89 days and 90 or more days, respectively, as of the end of the preceding Remittance Period;

(13)

the book value of any real estate which is acquired by the issuing entity through foreclosure or grant of deed in lieu of foreclosure;

(14)

the aggregate amount of prepayments received on the home equity loans during the previous Remittance Period and specifying the amount for each group;

(15)

the weighted average loan rate on the home equity loans as of the first day of the month prior to the distribution date and specifying this rate for each group;

(16)

the note rate for each class of notes for the distribution date; and

(17)

the required overcollateralization for each group for the distribution date.

EXHIBIT D

[Reserved]

EXHIBIT E

[Reserved]

EXHIBIT F

[Reserved]

EXHIBIT G

Form of Notes

CLASS [A-1] NOTE

SEE REVERSE FOR CERTAIN DEFINITIONS

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (as defined below) or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.  THIS NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY.

NUMBER	PRINCIPAL AMOUNT: $[___________]
[_]	CUSIP NO.: [___________]
ISIN: [___________]
EUROPEAN COMMON CODE: [___________]

CENTEX HOME EQUITY LOAN TRUST 200_-_

[________________] RATE CLASS [___] ASSET-BACKED NOTES

Centex Home Equity Loan Trust 200_-_ a Delaware business trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [_______________________________________] ($[_________]) payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction, the numerator of which is $[_________] and the denominator of which is $[_________], by (ii) the aggregate amount, if any, payable to Class [__] Noteholders on such Distribution Date in respect of principal of the Notes pursuant to Section [_] of the Indenture dated as of [__________, 200_] (the “Indenture”), between the Issuer and [__________________________________], as Indenture Trustee (the “Indenture Trustee”) (capitalized terms used but not defined herein being defined in the Indenture, which also contains rules as to usage that shall be applicable herein); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the [____________] Distribution Date (the “Class [__] Maturity Date”).

The Issuer shall pay interest on this Note at the rate per annum equal to the Class [__] Rate (as defined on the reverse hereof), on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in Section [__] of the Indenture.  Interest on this Note shall accrue from and including the immediately preceding Distribution Date (or, in the case of the first Accrual Period, the Closing Date) to but excluding the following Distribution Date (each an “Accrual Period”).  Interest shall be calculated on the basis of the actual number of days elapsed in each Accrual Period divided by 360.  Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile, as of the date set forth below.

CENTEX HOME EQUITY LOAN TRUST 200_-_

By:

[____________________________], not in its individual capacity but solely as Trustee under the Trust Agreement

By:

Authorized Signatory

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

[____________________________],
not in its individual capacity but solely as
Indenture Trustee

By:

Authorized Signatory

[____________________________],
not in its individual capacity but solely as
Indenture Trustee

By:

Authorized Signatory

Date:  [__________], 200_

CLASS [A-2] NOTE

SEE REVERSE FOR CERTAIN DEFINITIONS

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (as defined below) or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.  THIS NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY.

NUMBER	PRINCIPAL AMOUNT: $[___________]
[_]	CUSIP NO.: [___________]
ISIN: [___________]
EUROPEAN COMMON CODE: [___________]

CENTEX HOME EQUITY LOAN TRUST 200_-_

[________________] RATE CLASS [___] ASSET-BACKED NOTES

Centex Home Equity Loan Trust 200_-_ a Delaware business trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [_______________________________________] ($[_________]) payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction, the numerator of which is $[_________] and the denominator of which is $[_________], by (ii) the aggregate amount, if any, payable to Class [__] Noteholders on such Distribution Date in respect of principal of the Notes pursuant to Section [_] of the Indenture dated as of [__________, 200_] (the “Indenture”), between the Issuer and [__________________________________], as Indenture Trustee (the “Indenture Trustee”) (capitalized terms used but not defined herein being defined in the Indenture, which also contains rules as to usage that shall be applicable herein); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the [____________] Distribution Date (the “Class [__] Maturity Date”).

The Issuer shall pay interest on this Note at the rate per annum equal to the Class [__] Rate (as defined on the reverse hereof), on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in Section [__] of the Indenture.  Interest on this Note shall accrue from and including the immediately preceding Distribution Date (or, in the case of the first Accrual Period, the Closing Date) to but excluding the following Distribution Date (each an “Accrual Period”).  Interest shall be calculated on the basis of the actual number of days elapsed in each Accrual Period divided by 360.  Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile, as of the date set forth below.

CENTEX HOME EQUITY LOAN TRUST 200_-_

By:

[____________________________], not in its individual capacity but solely as Trustee under the Trust Agreement

By:

Authorized Signatory

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

[____________________________],
not in its individual capacity but solely as
Indenture Trustee

By:

Authorized Signatory

[____________________________],
not in its individual capacity but solely as
Indenture Trustee

By:

Authorized Signatory

Date:  [__________], 200_

CLASS [A-3] NOTE

SEE REVERSE FOR CERTAIN DEFINITIONS

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (as defined below) or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.  THIS NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY.

NUMBER	PRINCIPAL AMOUNT: $[___________]
[_]	CUSIP NO.: [___________]
ISIN: [___________]
EUROPEAN COMMON CODE: [___________]

CENTEX HOME EQUITY LOAN TRUST 200_-_

[________________] RATE CLASS [___] ASSET-BACKED NOTES

Centex Home Equity Loan Trust 200_-_ a Delaware business trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [_______________________________________] ($[_________]) payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction, the numerator of which is $[_________] and the denominator of which is $[_________], by (ii) the aggregate amount, if any, payable to Class [__] Noteholders on such Distribution Date in respect of principal of the Notes pursuant to Section [_] of the Indenture dated as of [__________, 200_] (the “Indenture”), between the Issuer and [__________________________________], as Indenture Trustee (the “Indenture Trustee”) (capitalized terms used but not defined herein being defined in the Indenture, which also contains rules as to usage that shall be applicable herein); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the [____________] Distribution Date (the “Class [__] Maturity Date”).

The Issuer shall pay interest on this Note at the rate per annum equal to the Class [__] Rate (as defined on the reverse hereof), on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in Section [__] of the Indenture.  Interest on this Note shall accrue from and including the immediately preceding Distribution Date (or, in the case of the first Accrual Period, the Closing Date) to but excluding the following Distribution Date (each an “Accrual Period”).  Interest shall be calculated on the basis of the actual number of days elapsed in each Accrual Period divided by 360.  Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile, as of the date set forth below.

CENTEX HOME EQUITY LOAN TRUST 200_-_

By:

[____________________________], not in its individual capacity but solely as Trustee under the Trust Agreement

By:

Authorized Signatory

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

[____________________________],
not in its individual capacity but solely as
Indenture Trustee

By:

Authorized Signatory

[____________________________],
not in its individual capacity but solely as
Indenture Trustee

By:

Authorized Signatory

Date:  [__________], 200_

EXHIBIT H

[Reserved]

EXHIBIT I

[Reserved]

EXHIBIT J

[Reserved]

EXHIBIT K

[Specimens of Insurance Policies]

To be delivered at closing

EXHIBIT L

[Reserved]

EXHIBIT M

FORM OF LIST OF ITEM 1119 PARTIES

CENTEX HOME EQUITY LOAN TRUST 200_-__

MORTGAGE PASS-THROUGH CERTIFICATES,
Series 200_-__

[Date]

Party and Affiliation	Contact Information

EXHIBIT N 1

FORM OF PERFORMANCE CERTIFICATION
(Indenture Trustee)

FORM OF PERFORMANCE CERTIFICATION

Re:

The [

] agreement dated as of [

l, 200[ ] (the “Agreement”), among [IDENTIFY PARTIES]

I, ____________________________, the _______________________ of [NAME OF COMPANY] (the “Company”), certify to [the parties specified in the Agreement], and their officers, with the knowledge and intent that they will rely upon this certification, that:

(1)

I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Company’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Home Equity Loans by the Company during 200[ ] that were delivered by the Company to [the parties specified in the Agreement] pursuant to the Agreement (collectively, the “Company Servicing Information”);

(2)

Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

(3)

Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to [the parties specified in the Agreement];

(4)

I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

(5)

The Compliance Statement required to be delivered by the Company pursuant to this Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer and Subcontractor pursuant to the Agreement, have been provided to [the parties specified in the Agreement].  Any material instances of noncompliance described in such reports have been disclosed to the [the parties specified in the Agreement]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date: _________________________

By: _______________________________
Name:
Title:

EXHIBIT N 2

FORM OF PERFORMANCE CERTIFICATION
(Subservicer)

FORM OF ANNUAL CERTIFICATION

Re:

The [

] agreement dated as of [

l, 200[ ] (the “Agreement”), among [IDENTIFY PARTIES]

I, ____________________________, the _______________________ of [NAME OF COMPANY] (the “Company”), certify to [the parties specified in the Agreement], and their officers, with the knowledge and intent that they will rely upon this certification, that:

(1)

I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Company’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Home Equity Loans by the Company during 200[ ] that were delivered by the Company to [the parties specified in the Agreement] pursuant to the Agreement (collectively, the “Company Servicing Information”);

(2)

Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

(3)

Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to [the parties specified in the Agreement];

(4)

I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

(5)

The Compliance Statement required to be delivered by the Company pursuant to this Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer and Subcontractor pursuant to the Agreement, have been provided to [the parties specified in the Agreement].  Any material instances of noncompliance described in such reports have been disclosed to the [the parties specified in the Agreement]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date: _________________________

By: _______________________________
Name:
Title:

EXHIBIT O

Form of Servicing Criteria to be Addressed in Assessment of Compliance Statement

Assessments of Compliance and Attestation Reports Servicing Criteria1

Reg. AB Item 1122(d) Servicing Criteria	Depositor	Seller	Servicer	Indenture Trustee	Custodian
General Servicing Considerations
monitoring performance or other triggers and events of default			[X]	[X]
monitoring performance of vendors of activities outsourced			[X]
maintenance of back-up servicer for pool assets			[X]	[X]
fidelity bond and E&O policies in effect			[X]	[X]
Cash Collection and Administration
timing of deposits to custodial account			[X]	[X]
wire transfers to investors by authorized personnel			[X]	[X]
advances or guarantees made, reviewed and approved as required			[X]	[X]
accounts maintained as required			[X]	[X]
accounts at federally insured depository institutions			[X]	[X]
unissued checks safeguarded			[X]	[X]
monthly reconciliations of accounts			[X]	[X]
Investor Remittances and Reporting
investor reports			[X]	[X]
remittances			[X]	[X]
proper posting of distributions			[X]	[X]
reconciliation of remittances and payment statements			[X]	[X]
Pool Asset Administration
maintenance of pool collateral			[X]		[X]
safeguarding of pool assets/documents			[X]		[X]
additions, removals and substitutions of pool assets	[X]	[X]	[X]
posting and allocation of pool asset payments to pool assets			[X]
reconciliation of servicer records			[X]
modifications or other changes to terms of pool assets			[X]
loss mitigation and recovery actions			[X]
records regarding collection efforts			[X]
adjustments to variable interest rates on pool assets			[X]
matters relating to funds held in trust for obligors			[X]
payments made on behalf of obligors (such as for taxes or insurance)			[X]
late payment penalties with respect to payments made on behalf of obligors			[X]
records with respect to payments made on behalf of obligors			[X]
recognition and recording of delinquencies, charge-offs and uncollectible accounts			[X]	[X]
maintenance of external credit enhancement or other support	[X]	[X]

* The descriptions of the Item 1122(d) servicing criteria use key words and phrases and are not verbatim recitations of the servicing criteria.  Refer to Regulation AB, Item 1122 for a full description of servicing criteria.

EXHIBIT P

FORM OF SARBANES-OXLEY CERTIFICATION

Re:

The [

] agreement dated as of [

l, 200[ ] (the “Agreement”), among [IDENTIFY PARTIES]

I, ____________________________, the _______________________ of [NAME OF COMPANY] (the “Company”), certify to [the parties specified in the Agreement], and their officers, with the knowledge and intent that they will rely upon this certification, that:

(1)

I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Company’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Home Equity Loans by the Company during 200[ ] that were delivered by the Company to [the parties specified in the Agreement] pursuant to the Agreement (collectively, the “Company Servicing Information”);

(2)

Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

(3)

Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to [the parties specified in the Agreement];

(4)

I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

(5)

The Compliance Statement required to be delivered by the Company pursuant to this Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer and Subcontractor pursuant to the Agreement, have been provided to [the parties specified in the Agreement].  Any material instances of noncompliance described in such reports have been disclosed to the [the parties specified in the Agreement]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date: _________________________

By: _______________________________
Name:
Title: